                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-02224
                                  ----------------------------------------------

                           MML Series Investment Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 1295 State Street, Springfield, MA       01111
             -------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                David W. O'Leary
                    1295 State Street, Springfield, MA 01111
             -------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 413-788-8411
                                                   ---------------

Date of fiscal year end:   12/31/2004
                        -------------

Date of reporting period:  12/31/2004
                        -------------

ITEM 1 REPORTS TO STOCKHOLDERS.

MML SERIES INVESTMENT FUND

ANNUAL REPORT
FOR THE YEAR ENDED
DECEMBER 31, 2004

[GRAPHIC]

MML INFLATION-PROTECTED BOND FUND
MML LARGE CAP VALUE FUND
MML EQUITY INDEX FUND
MML ENHANCED INDEX CORE EQUITY FUND
MML GROWTH EQUITY FUND
MML OTC 100 FUND
MML SMALL CAP EQUITY FUND
MML SMALL COMPANY OPPORTUNITIES FUND
MML SMALL CAP GROWTH EQUITY FUND
MML EMERGING GROWTH FUND

INVEST

INSURE

RETIRE

[MASSMUTUAL FINANCIAL GROUP(SM) LOGO]


YOU CAN'T PREDICT. YOU CAN PREPARE.(R)

TABLE OF CONTENTS

PORTFOLIO MANAGER REPORTS                                                      1

PORTFOLIO OF INVESTMENTS                                                      30
    MML Inflation-Protected Bond Fund                                         30
    MML Large Cap Value Fund                                                  31
    MML Equity Index Fund                                                     33
    MML Enhanced Index Core Equity Fund                                       39
    MML Growth Equity Fund                                                    44
    MML OTC 100 Fund                                                          47
    MML Small Cap Equity Fund                                                 49
    MML Small Company Opportunities Fund                                      51
    MML Small Cap Growth Equity Fund                                          53
    MML Emerging Growth Fund                                                  57

STATEMENT OF ASSETS AND LIABILITIES                                           60

STATEMENT OF OPERATIONS                                                       62

STATEMENT OF CHANGES IN NET ASSETS                                            64

FINANCIAL HIGHLIGHTS                                                          68

NOTES TO FINANCIAL STATEMENTS                                                 79

INDEPENDENT AUDITORS' REPORT                                                  91

DIRECTORS AND OFFICERS (UNAUDITED)                                            92

FEDERAL TAX INFORMATION (UNAUDITED)                                           95

FUND EXPENSES (UNAUDITED)                                                     96


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE MML SERIES INVESTMENT FUND. INVESTORS SHOULD CONSIDER A FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY IS AVAILABLE IN THE PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

MML SERIES INVESTMENT FUND - LETTER TO SHAREHOLDERS

[PHOTO OF DAVID O'LEARY]

DAVID O'LEARY

"IN MASSMUTUAL'S VIEW, INVESTORS SHOULD FOCUS ON THE LONG TERM, WITH A PORTFOLIO THAT IS APPROPRIATELY DIVERSIFIED BASED ON THEIR FINANCIAL GOALS, TIME HORIZON AND RISK COMFORT LEVEL. STAYING THE COURSE WITH TIME-TESTED PRINCIPLES, SUCH AS DIVERSIFICATION, HAS HISTORICALLY PROVEN TO BE A SOUND STRATEGY."

A LOOK BACK AT 2004

During the first half of 2004, the strong market advance of 2003 lost much of its momentum, as unsettling geopolitical developments, a nebulous market environment and the uncertainty surrounding the U.S. presidential election weighed on investors' minds. Although the larger-cap and technology-oriented market indexes lost some traction in the first quarter, the S&P 500 Index(R)* held its ground and small-cap and international stocks advanced. The bond market also benefited from slightly lower interest rates.

A seesaw of positives and negatives kept many investors from making definitive moves in the second quarter. Despite stronger economic growth and corporate profits, greater consumer confidence and improving employment statistics, higher oil prices, renewed inflation concerns and continued terrorist threats unnerved investors. As a result, many market indexes turned in nearly flat returns.

In the third quarter, stocks lost ground as high energy prices, rising interest rates, presidential election jitters and the worst hurricane season in 40 years kept investors on the defensive. Bonds outperformed stocks, despite two increases in short-term interest rates by the Federal Reserve (Fed).

As 2004 drew to a close, many investors saw gains in the major stock indexes for both the fourth quarter and the year itself. The fixed income rally that had buoyed bond prices for a good portion of the year slowed considerably in the middle of the fourth quarter. Underscoring investor preference for technology stocks over blue chips as 2004 wound down, the Nasdaq Composite Index and Dow Jones Industrial Average returned 14.69% and 7.48% for the quarter and 8.59% and 5.29% for the year, respectively. Small-cap stocks easily outdistanced large caps on both a quarterly basis and for the year. International stocks benefited from the continued weakening of the dollar relative to other currencies, as the MSCI EAFE Index outperformed nearly every other major equity index. Despite an investment trend away from fixed income and toward equities, many bond investors still notched positive returns for the year.

As with much of the year, economic news in the fourth quarter was generally mixed. Many investors were encouraged by a swift resolution to the presidential election and reports of an overall improvement in economic fundamentals. However, gyrating oil prices, predictions about a weak holiday retailing season, weak statistics for new home sales and mortgage applications and concerns about corporate earnings kept an equity rally from sustaining momentum until the second half of the fourth quarter, when a series of economic reports pointed to solid expansion and an improved outlook.

THE ROLE OF THE WEAKENING DOLLAR

In the fourth quarter of 2004, the U.S. dollar declined dramatically relative to its key benchmark currencies, including the euro, the Japanese yen and the British pound. The strong performance of international markets in 2004 directly correlates to the dollar's weakness. Currency rates suddenly became a focus for investors, who wondered about the impact to their portfolios and whether a falling dollar could be both negative and positive. The answer seems to be yes - depending on your perspective.

----------
* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

Put simply, a dollar that is strengthening can buy more units of a foreign currency; a weakening dollar will buy fewer. When the dollar strengthens, the prices of goods and services produced abroad go down for American consumers, who have more purchasing power to buy foreign securities, and a better rate of exchange when traveling abroad. Viewed differently, a strong dollar means that U.S. companies have greater difficulty doing business internationally, as they must compete with the lower prices of foreign products. Conversely, when the value of the dollar declines, foreign products become more expensive for U.S. buyers, U.S. companies can offer more competitive pricing on products overseas, foreign travelers find the U.S. to be more affordable, and securities denominated in dollars become more attractive. On the other hand, the prices of foreign-produced goods become higher for U.S. buyers - whose travel to other countries may become cost-prohibitive and whose foreign securities purchasing power diminishes.

OUTLOOK

The weakening dollar notwithstanding, as we look toward 2005, there are various encouraging economic signs on the horizon. Inflation and interest rates are still low and economic expansion has been widely substantiated. Reports on personal income, consumer confidence and durable goods have suggested the economy may sustain above-average growth in the near term, all of which could translate into stronger corporate earnings figures and higher stock prices. The Fed will likely continue to raise interest rates at a measured pace - in tandem with a potentially stronger equity environment, this may present a challenge to bond investors.

In summary, MassMutual continues to believe that investors should focus on the long term, with a portfolio that is appropriately diversified based on their financial goals, time horizon and risk comfort level. Staying the course with time-tested principles, such as diversification, has historically helped investors reach their goals, although past performance is no guarantee of future results.


/s/ David W. O'Leary

David W. O'Leary
PRESIDENT


THE OPINIONS EXPRESSED HEREIN ARE THOSE OF MASSMUTUAL AS OF JANUARY 1, 2005 AND ARE SUBJECT TO CHANGE WITHOUT NOTICE. THIS INFORMATION IS NOT TO BE CONSTRUED AS TAX, LEGAL OR INVESTMENT ADVICE.

MML INFLATION-PROTECTED BOND FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML INFLATION-PROTECTED BOND FUND?

This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund normally invests:
- at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations; and
- up to 20% of its assets in non-inflation-indexed U.S. securities or non-U.S. securities.

HOW DID THE FUND PERFORM DURING 2004?

For the 12 months ended December 31, 2004, the Fund's shares returned 6.25%, underperforming the 8.46% return for the Lehman U.S. Treasury Inflation Note Index.

HOW DO INFLATION-INDEXED BONDS PROTECT AGAINST INFLATION?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a fixed coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate - as measured by the Consumer Price Index - results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3% and a security with a par value of $1,000 and a coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The interest payment would be calculated by multiplying $1,030 by 1.75% instead of using the original $1,000 par value to calculate the amount of interest.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The first quarter of 2004 was characterized by a lackluster stock market, positive total returns for bonds, and a Federal Reserve (Fed) that remained on hold. Yields on three- and six-month Treasury bills were little changed. However, yields on two-year notes declined by 0.25% and three-year notes fared even better, dropping 0.36%. Bond prices move in the opposite direction to interest rates (or yields); when yields fall, the prices of existing bonds rise. The biggest factor behind the strong bond performance was anemic job growth, which signaled an uneven economic expansion and led investors to prefer the relative safety of bonds compared to stocks.

Stock and bond returns continued to be subdued in the second quarter. Stocks outperformed bonds, whose prices were negatively impacted by higher interest rates. On June 30, the Federal Reserve Open Market Committee (FOMC) raised its target for the federal funds level 0.25% to 1.25%.

Bonds performed well during the third quarter of 2004, despite rising oil prices and two interest rate increases by the FOMC. The total return for the Lehman Brothers Aggregate Bond Index was 3.20% for the period. In contrast, both the S&P 500 and the Dow Industrials were in negative territory. The final release of second quarter GDP was 3.3%, a substantial revision from the earlier estimate of 2.7%. Longer-maturity Treasuries outperformed, resulting in a flattening of the yield curve. The 30-year bond declined by approximately 0.40% to end September yielding 4.89% and the 10-year note closed the quarter with a yield of 4.12%, a decline of 0.46%. The two-year note fell by only 0.07% to yield 2.61%.

Bond market returns were muted and unexciting during the fourth quarter. The excitement was elsewhere - an active Fed, the U.S. presidential election, a dramatic weakening of the U.S. dollar and a strong rally in the equity markets. Corporate bonds, agencies, mortgages and other securitized assets all performed well during the quarter, beating the total return on Treasuries. Lower-credit quality outperformed versus higher-quality bonds. In a period of strong equity market performance, low levels of corporate defaults and investors' need to reach for yield, risk premiums - the difference in yield attributable to higher-risk investments - continued to decline.

WHAT IS YOUR OUTLOOK?

We remain guardedly optimistic that the economy will continue to grow in the 3+% range for the foreseeable future. It is unlikely that the extraordinary performance of bonds over the last two years will be repeated; however, we will continue to upgrade the portfolio where opportunities present themselves.

                             MML TREASURY-INFLATION
                               PROTECTED BOND FUND
                                QUALITY STRUCTURE
                          (% OF NET ASSETS) ON 12/31/04

U.S. Governments, Aaa/AAA                                                  79.3%
Aa/AA                                                                      10.1%
A                                                                           8.5%
Short-Term Investments and
Other Assets and Liabilities                                                2.1%
                                                                          -----
                                                                          100.0%
                                                                          =====

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Inflation-Protected Bond Fund and the U.S. Treasury Inflation Note Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                    SINCE INCEPTION
                                  ONE YEAR           AVERAGE ANNUAL
                              1/1/04 - 12/31/04    8/30/02 - 12/31/04
MML Inflation-Protected
Bond Fund                           6.25%                 7.06%

Lehman U.S. Treasury
Inflation Note Index                8.46%                 8.64%

[CHART]

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           MML INFLATION-PROTECTED BOND FUND       LEHMAN U.S. TREASURY INFLATION NOTE INDEX
8/30/02             $       10,000                               $       10,000
12/02               $       10,317                               $       10,306
12/03               $       11,040                               $       11,176
12/04               $       11,730                               $       12,140

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com.

INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN U.S. TREASURY INFLATION NOTE INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARD TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE.

MML LARGE CAP VALUE FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML LARGE CAP VALUE FUND?

This Fund seeks both capital growth and income by selecting high-quality, large-capitalization companies primarily in the S&P 500 Index(R).

HOW DID THE FUND PERFORM DURING 2004?

For the 12 months ended December 31, 2004, the Fund's shares returned 11.79%, outpacing the 10.88% return of the S&P 500 Index(R), a market-capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The U.S. stock market moved sideways in the first quarter of 2004, against a backdrop of unsettling geopolitical events and mixed economic data. Continuing that trend in both the second and third quarters of the year, geopolitical concerns, high energy prices and expectations of rising interest rates kept the equity markets in a narrow trading range. Finally, in the fourth quarter, the U.S. stock market, as represented by the S&P 500 Index(R), made some progress, advancing 9.23%.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE - AND HOW DID YOU RESPOND?

During the first quarter, the Fund's top-performing positions included Bank One, American Express, Berkshire Hathaway, American International Group, Loews and Tyco. Microsoft, Sealed Air, Comcast, HSBC Holdings and Wells Fargo were among the holdings that detracted from returns. During the period, we made notable changes to the portfolio, including the purchase of Comcast, the largest cable provider in the U.S. We added this holding at what we believe represents a reasonable valuation based on our analysis of its management quality, business fundamentals and competitive advantages.

During the second quarter, top contributors to the Fund's results included Tyco International, EOG Resources, Costco Wholesale, Devon Energy and ConocoPhillips. Detractors included Altria Group, Citigroup, Bank One, Berkshire Hathaway and Golden West Financial. We made no significant changes to the portfolio during the second quarter.

Our energy positions were among the top performers in the third quarter, while detractors were largely stock-specific. Top-performing holdings included Occidental Petroleum, JPMorgan Chase, ConocoPhillips, CenterPoint Properties and HSBC Holdings. Detractors included Sealed Air, Tyco, Transatlantic Holdings, American International Group and Lexmark International. Significant changes to the portfolio included the addition of Marsh & McLennan Companies and Cardinal Health, Inc. and the sale of Marriott and Kraft Foods.

Turning to the fourth quarter, performance was driven by individual holdings, including Altria Group, Tyco, American Express and Comcast, Costco Wholesale. Detracting from performance were Eli Lilly, Pfizer, Aon, American International Group and Marsh & McLennan. During this timeframe, we purchased Iron Mountain and sold Pfizer.

WHAT IS YOUR OUTLOOK?

We believe that a competing set of headwinds and tailwinds could result in a range-bound market for some time and that stock selection will be the key to generating above-average results.

                            MML LARGE CAP VALUE FUND
                                 INDUSTRY TABLE
                          (% OF NET ASSETS) ON 12/31/04

Banking, Savings & Loans                                                   17.7%
Financial Services                                                         13.8%
Insurance                                                                  13.1%
Energy                                                                      8.3%
Broadcasting, Publishing &
 Printing                                                                   5.8%
Tobacco                                                                     4.9%
Commercial Services                                                         4.5%
Industrial - Diversified                                                    4.2%
Retail                                                                      4.0%
Containers                                                                  2.8%
Pharmaceuticals                                                             2.5%
Beverages                                                                   2.0%
Computers & Information                                                     1.6%
Building Materials &
 Construction                                                               1.4%
Healthcare                                                                  1.3%
Prepackaged Software                                                        1.0%
Foods                                                                       1.0%
Transportation                                                              0.8%
Diversified Financial                                                       0.7%
Communications                                                              0.7%
Advertising                                                                 0.3%
Household Products                                                          0.0%
Short-Term Investments and
 Other Assets and Liabilities                                               7.6%
                                                                          -----
                                                                          100.0%
                                                                          =====

                            MML LARGE CAP VALUE FUND
                        LARGEST STOCK HOLDINGS (12/31/04)

American Express Co.
Altria Group, Inc.
Berkshire Hathaway, Inc. Cl. A
American International Group, Inc.
Tyco International Limited
Comcast Corp. Special Cl. A
Wells Fargo & Co.
Costco Wholesale Corp.
JP Morgan Chase & Co.
Citigroup, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Large Cap Value Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                    SINCE INCEPTION
                                  ONE YEAR          AVERAGE ANNUAL
                              1/1/04 - 12/31/04    5/1/00 - 12/31/04
MML Large Cap Value Fund            11.79%                1.40%

S&P 500 Index                       10.88%               -2.29%

[CHART]

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           MML LARGE CAP VALUE FUND                S&P 500 INDEX
5/1/2000        $       10,000                     $      10,000
12/00           $        9,895                     $       9,162
12/01           $        8,791                     $       8,074
12/02           $        7,364                     $       6,290
12/03           $        9,544                     $       8,094
12/04           $       10,670                     $       8,974

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com.

INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARD TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML EQUITY INDEX FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML EQUITY INDEX FUND?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of larger-capitalized companies. The Fund pursues this objective by investing at least 80% of its assets in the equity securities of companies that make up the S&P 500 Index(R).

HOW DID THE FUND PERFORM DURING 2004?

For the 12 months ended December 31, 2004, the Fund's Class I shares returned 10.42%, nearly in line with the 10.88% return of the S&P 500 Index(R), a market-capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE INVESTMENT BACKDROP DURING THE PERIOD?

While the U.S. economy continued to demonstrate signs of improvement during the first few months of 2004, a muted improvement in job growth dampened enthusiasm. Given the pace of economic growth, the sluggish job market implied a significant increase in corporate productivity, expected to translate into continued strong corporate profits. In this environment, value stocks continued to outpace growth stocks as they did in 2003.

During the second quarter, the U.S. economy was positively impacted by a number of factors, including a rise in consumer confidence, rising corporate profits and improvements in the labor market, although the market was held back by a number of factors, including concerns of a Federal Reserve (Fed) interest rate hike and the handover of power in Iraq. The market gained some stability with both events taking place uneventfully at the end of June; however, investors remained cautious. Fixed-income markets struggled during the period, sparked by the rate increase and anticipation of further increases.

In the third quarter, rapidly increasing oil prices, continued global instability and concerns over the lack of job growth tempered the performance of U.S. equity markets. The Fed raised the federal funds rate by 0.25% and affirmed its expectations that the flow of future economic data would support continued tightening at a measured pace. Bonds outperformed stocks for the quarter by approximately five percentage points. Global equity markets generally fared better than the U.S. equity markets, led by favorable performance across Europe.

The U.S. economy rallied again in the fourth quarter. Economic growth, changing from a consumption-driven trend to one fueled by business and business investment, advanced slightly, although corporate executives were cautiously optimistic. Inflation remained relatively under control, and expectations continued that the Fed would maintain a measured pace of interest rate increases. Although the dollar, on a trade-weighted basis, continued to decline, the desirability of U.S. assets remained quite high.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

In the first quarter, sector performance was mixed. The financials sector provided the greatest contribution to the market's return; consumer staples and energy also helped boost Index performance. Conversely, the information technology sector, which drove the performance of the Index in 2003, lagged in the first quarter.

Sector results were also mixed in the second quarter, as the financial services sector, which has the largest weight in the S&P 500, underperformed all other groups. On the other hand, the S&P's second-largest sector, information technology, advanced for the period. Energy was the best-performing sector.

Continuing the trend of the prior two quarters, sector performance throughout the third quarter was mixed. The energy sector, driven by the rise in oil prices, advanced the most, while information technology turned in the worst performance, losing ground during the period.

During the final quarter of 2004, all sectors generated results of 4.7% or better, with the information technology sector's double-digit advance leading the way. The financials sector also drove performance for the period.

                              MML EQUITY INDEX FUND
                                 INDUSTRY TABLE
                          (% OF NET ASSETS) ON 12/31/04

Banking, Savings & Loans                                                   11.8%
Pharmaceuticals                                                             8.5%
Energy                                                                      7.2%
Electrical Equipment &
 Electronics                                                                6.8%
Retail                                                                      5.7%
Insurance                                                                   5.0%
Computers & Information                                                     4.4%
Prepackaged Software                                                        4.2%
Financial Services                                                          3.9%
Broadcasting, Publishing &
 Printing                                                                   2.8%
Electric Utilities                                                          2.7%
Medical Supplies                                                            2.4%
Cosmetics & Personal Care                                                   2.3%
Beverages                                                                   2.2%
Communications                                                              2.2%
Telephone Utilities                                                         2.2%
Commercial Services                                                         2.0%
Foods                                                                       1.9%
Aerospace & Defense                                                         1.9%
Transportation                                                              1.9%
Industrial - Diversified                                                    1.9%
Chemicals                                                                   1.6%
Tobacco                                                                     1.3%
Healthcare                                                                  1.1%
Entertainment & Leisure                                                     1.0%
Automotive & Parts                                                          1.0%
Machinery & Components                                                      0.9%
Computers & Office
 Equipment                                                                  0.9%
Data Processing & Preparation                                               0.8%
Apparel, Textiles & Shoes                                                   0.8%
Metals & Mining                                                             0.7%
Household Products                                                          0.6%
Restaurants                                                                 0.6%
Forest Products & Paper                                                     0.5%
Information Retrieval Services                                              0.4%
Manufacturing                                                               0.4%
Computer Integrated Systems
 Design                                                                     0.4%
Communications Equipment                                                    0.4%
Lodging                                                                     0.3%
Home Construction,
 Furnishings & Appliances                                                   0.3%
Advertising                                                                 0.2%
Building Materials &
 Construction                                                               0.2%
Real Estate                                                                 0.2%
Containers                                                                  0.2%
Air Transportation                                                          0.1%
Toys, Games                                                                 0.1%
Photography Equipment/
 Supplies                                                                   0.1%
Retail - Grocery                                                            0.1%
Industrial - Distribution                                                   0.1%
Computer Programming
 Services                                                                   0.0%
Travel                                                                      0.0%
Futures                                                                     0.0%
Short-Term Investments and
 Other Assets and Liabilities                                               0.8%
                                                                          -----
                                                                          100.0%
                                                                          =====

                              MML EQUITY INDEX FUND
                        LARGEST STOCK HOLDINGS (12/31/04)

General Electric Co.
Exxon Mobil Corp.
Microsoft Corp.
Citigroup, Inc.
Wal-Mart Stores, Inc.
Pfizer, Inc.
Bank of America Corp.
Johnson & Johnson
American International Group, Inc.
International Business Machines Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500 Index.

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                          FIVE YEAR       SINCE INCEPTION
                                      ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                                 1/1/04 - 12/31/04    1/1/00 - 12/31/04   5/1/97 - 12/31/04
MML Equity Index Fund Class I          10.42%               -2.75%              6.63%

S&P 500 Index                          10.88%               -2.30%              7.15%

[CHART]

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

             CLASS I      S&P 500 INDEX
5/1/97     $    10,000    $      10,000
12/97      $    12,193    $      12,255
12/98      $    15,634    $      15,757
12/99      $    18,811    $      19,073
12/00      $    17,018    $      17,338
12/01      $    14,921    $      15,279
12/02      $    11,569    $      11,903
12/03      $    14,818    $      15,316
12/04      $    16,362    $      16,981

Hypothetical Investments in MML Equity Index Fund Class II, Class III and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                         SINCE INCEPTION
                                        ONE YEAR         AVERAGE ANNUAL
                                   1/1/04 - 12/31/04   5/1/00 - 12/31/04
MML Equity Index Fund Class II            10.60%              -2.58%
MML Equity Index Fund Class III           10.77%              -2.51%

S&P 500 Index                             10.88%              -2.29%

[CHART]

             CLASS II        CLASS III    S&P 500 INDEX
5/1/2000   $    10,000    $    10,000      $    10,000
12/00      $     9,137    $     9,150      $     9,162
12/01      $     8,024    $     8,024      $     8,074
12/02      $     6,236    $     6,244      $     6,290
12/03      $     8,001    $     8,016      $     8,094
12/04      $     8,849    $     8,879      $     8,974

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com.

INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARD TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML ENHANCED INDEX CORE EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML ENHANCED INDEX CORE EQUITY FUND?

The objective of the Fund is to achieve total returns that slightly exceed those of the S&P 500 Index over the long term, while maintaining a risk profile similar to that of the Index. The Fund invests primarily in a diversified portfolio consisting of approximately 90% of the securities in the S&P 500 Index(R).

HOW DID THE FUND PERFORM DURING 2004?

For the 12 months ended December 31, 2004, the Fund's shares returned 10.81%, nearly in line with the 10.88% return for the S&P 500 Index(R), a market-capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Equity markets recorded modest gains in the first quarter of 2004, as renewed concerns over terrorism and rising oil prices dampened investor psychology. Job growth improved during the period, with an increase in temporary employment across most industries; other positive indicators included favorable corporate earnings, declining interest rates and healthy consumer spending.

In the second quarter, the pace of the economic recovery quickened with employment gains, higher commodity prices and increased capital spending. In response, interest rates rose by more than 1.00% on two- and three-year Treasuries. The Federal Reserve increased the federal funds and discount rates by 0.25% at the very end of the quarter, a move the bond market had been anticipating for months. Throughout the period, investors became increasingly concerned over higher energy prices.

Third quarter equity market performance resembled a roller-coaster ride. Early in the quarter, factors such as higher interest rates, rising oil prices and weak economic data drove markets lower. Things turned around in the middle of August, when longer-term interest rates trended lower and bargain hunters feasted on attractive equity valuations. In September, however, headwinds - including record oil prices and presidential election uncertainty - cast a chill on the markets.

Equity markets closed 2004 on a strong note, finishing a second straight year in positive territory. With a major element of uncertainty - political leadership - eliminated, investors refocused on major economic indicators, such as strengthening job creation and improved consumer confidence.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Performance for the more economically sensitive industrial sectors, including technology, producer durables and autos/transportation generally pulled back in the first quarter. On the upside, robust consumer spending drove favorable results in some consumer sectors. Strength was also evident in the energy and financial services sectors. Looking to the Fund's results, the most favorable contributions came from the financial services, materials/processing, and producer durables sectors. Detractors came from the consumer discretionary and utilities sectors.

Turning to the second quarter, the market rewarded companies with accelerating sales, increasing margins and earnings momentum. Fund performance was negatively impacted by the consumer discretionary sector, which experienced a general pullback driven by rising interest rate fears and slumping retail sales. Our holdings in the health care sector struggled relative to benchmark sector performance. Conversely, areas that contributed positively included the technology, utilities and financial services sectors.

In the third quarter, the Fund showed strength relative to the benchmark on a broad portfolio basis. In fact, the only economic sectors showing weakness relative to the S&P 500 Index(R) were consumer staples and financial services. The Fund's best absolute results were realized in the integrated oils, utilities and other energy sectors.

As 2004 came to a close, fourth quarter Fund results were highly favorable in consumer sectors, materials and processing, technology, and autos/transportation
- while performance trailed the benchmark in financial services, integrated oils and producer durables.

WHAT IS YOUR OUTLOOK?

Our 2005 outlook for the U.S. stock market assumes that profit growth will decelerate from 2004 levels and settle in the 8% to 10% range. It's likely the market could face downward pressure on valuations as interest rates rise. If these two trends come to fruition, it may be a lackluster year for equities. Conversely, the stock market should be able to absorb rising interest rates, as long as the increases are gradual and inflation does not become troublesome.

                       MML ENHANCED INDEX CORE EQUITY FUND
                                 INDUSTRY TABLE
                          (% OF NET ASSETS) ON 12/31/04

Banking, Savings & Loans                                                   12.0%
Pharmaceuticals                                                             8.5%
Energy                                                                      7.6%
Electrical Equipment &
 Electronics                                                                5.9%
Insurance                                                                   5.4%
Financial Services                                                          5.4%
Retail                                                                      4.8%
Prepackaged Software                                                        4.6%
Computers & Information                                                     4.6%
Electric Utilities                                                          2.8%
Broadcasting, Publishing &
 Printing                                                                   2.6%
Aerospace & Defense                                                         2.6%
Telephone Utilities                                                         2.5%
Industrial - Diversified                                                    2.4%
Cosmetics & Personal Care                                                   2.3%
Commercial Services                                                         2.1%
Communications                                                              2.0%
Chemicals                                                                   1.6%
Beverages                                                                   1.6%
Foods                                                                       1.6%
Transportation                                                              1.6%
Apparel, Textiles & Shoes                                                   1.1%
Medical Supplies                                                            1.1%
Healthcare                                                                  1.1%
Computers & Office
 Equipment                                                                  1.0%
Tobacco                                                                     1.0%
Data Processing &
 Preparation                                                                0.9%
Automotive & Parts                                                          0.9%
Computer Integrated
 Systems Design                                                             0.9%
Household Products                                                          0.8%
Entertainment & Leisure                                                     0.8%
Restaurants                                                                 0.8%
Forest Products & Paper                                                     0.7%
Communications Equipment                                                    0.7%
Machinery & Components                                                      0.6%
Metals & Mining                                                             0.6%
Lodging                                                                     0.4%
Information Retrieval Services                                              0.4%
Building Materials &
 Construction                                                               0.3%
Manufacturing                                                               0.2%
Containers                                                                  0.2%
Home Construction,
 Furnishings & Appliances                                                   0.2%
Real Estate                                                                 0.2%
Photography Equipment/
 Supplies                                                                   0.1%
Advertising                                                                 0.1%
Retail - Grocery                                                            0.1%
Toys, Games                                                                 0.1%
Industrial - Distribution                                                   0.1%
Travel                                                                      0.1%
Short-Term Investments and
 Other Assets and Liabilities                                              (0.0)%
                                                                          -----
                                                                          100.0%
                                                                          =====

                       MML ENHANCED INDEX CORE EQUITY FUND
                        LARGEST STOCK HOLDINGS (12/31/04)

General Electric Co.
Exxon Mobil Corp.
Citigroup, Inc.
Microsoft Corp.
Pfizer, Inc.
Johnson & Johnson
Bank of America Corp.
Wal-Mart Stores, Inc.
International Business Machines Corp.
Standard and Poor's Depository Receipts
  Trust Series 1

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Enhanced Index Core Equity Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                 SINCE INCEPTION
                                 ONE YEAR         AVERAGE ANNUAL
                            1/1/04 - 12/31/04   5/2/01 - 12/31/04
MML Enhanced Index Core
Equity Fund                        10.81%             0.65%

S&P 500 Index                      10.88%             0.84%

[CHART]

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

           MML ENHANCED INDEX CORE EQUITY FUND     S&P 500 INDEX
5/2/01             $         10,000                  $  10,000
12/01              $          9,292                  $   9,277
12/02              $          7,267                  $   7,227
12/03              $          9,242                  $   9,166
12/04              $         10,241                  $  10,310

* PLEASE NOTE, WHILE THE FUND COMMENCED OPERATIONS ON MAY 1, 2001, IT DID NOT COMMENCE INVESTMENT OPERATIONS UNTIL MAY 2, 2001.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com.

INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARD TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML GROWTH EQUITY FUND?

This Fund seeks long-term growth of capital and future income by normally investing at least 80% of its assets in the common stocks and securities convertible into common stocks of companies the Fund's sub-adviser believes offer prospects for long-term growth.

HOW DID THE FUND PERFORM DURING 2004?

For the 12 months ended December 31, 2004, the Fund's shares returned 4.78%, trailing the 10.88% return of the S&P 500 Index(R), a market-capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The close of the first six months of 2004 saw U.S. equity markets in the black, putting a more positive spin on the overall state of affairs for the economy. The NASDAQ and the Dow Jones Industrial Average, along with the S&P 500, had modest gains during the period. In this environment, large-cap stocks beat their small-cap counterparts and, in the large-cap universe, growth stocks outperformed value stocks - while in the small-cap universe, value outpaced growth. The dollar strengthened in anticipation of the Federal Reserve's interest rate increase as well as on news of positive consumer-confidence data.

Against a backdrop of rising oil prices and interest rates, continued terrorism fears, and the pending U.S. presidential election, the third quarter saw the majority of U.S. equities markets end in the red. The S&P 500 Index(R) result was -1.9%, while the tech-laden NASDAQ declined 7.4%. In addition, the Dow Jones Industrial Average lost 2.9%. Both large-cap and small-cap stocks produced negative returns for the period, although the large-cap universe fared better.

In the fourth quarter of 2004, major U.S. equity market indexes posted positive returns, including those with both value and growth orientations, such as the Russell 1000 Value and Russell 1000 Growth Indexes. High-risk stocks outperformed their higher-quality brethren.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

During the first quarter, the largest relative contributor to performance was strong stock selection in the technology sector. Other contributors included our overweight position and several strong-performing stocks in both financial services and utilities/communications. Conversely, the largest detractor during the period came from our overweighting the leisure sector, which included several underperforming stocks. Also hampering performance were our holdings in the health care sector, where a positive contribution from pharmaceuticals was offset by poor performance in biotechnology.

In the second quarter, sector selection hampered returns, and detractors included overweight positions in retail stores and manufacturing. Overweight positions in automotive and consumer goods and an underweight position in food and beverage contributed to relative returns, but not enough to offset overall negative sector performance. Conversely, stock-specific selection contributed to positive relative performance, with strong choices including retail store, health care and consumer goods securities.

Sector selection was positive in the third quarter. Contributing to performance was our overweight position in oil/gas and an underweight in technology. Detractors consisted of underweight positions in both machinery and metals/mining.

As in the second quarter, sector selection detracted from performance in the fourth quarter, hindered by overweight positions in oil/gas and consumer goods, as well as an underweight position in technology. Underweight positions in both food/beverage and metals/mining contributed to relative returns, but not enough to offset overall negative sector performance for the period.

WHAT IS YOUR OUTLOOK?

Despite the fact that riskier stocks outperformed their higher-quality counterparts as 2004 came to a close, we expect higher-quality securities to return to favor in 2005.

                             MML GROWTH EQUITY FUND
                                 INDUSTRY TABLE
                          (% OF NET ASSETS) ON 12/31/04

Pharmaceuticals                                                            13.0%
Retail                                                                     10.4%
Energy                                                                      7.1%
Computers & Information                                                     7.0%
Prepackaged Software                                                        4.5%
Cosmetics & Personal Care                                                   4.3%
Communications                                                              4.2%
Insurance                                                                   3.9%
Electrical Equipment &
 Electronics                                                                3.4%
Healthcare                                                                  3.4%
Foods                                                                       2.9%
Aerospace & Defense                                                         2.7%
Medical Supplies                                                            2.7%
Banking, Savings & Loans                                                    2.6%
Commercial Services                                                         2.4%
Apparel, Textiles & Shoes                                                   2.4%
Industrial - Diversified                                                    2.3%
Automotive & Parts                                                          2.1%
Telephone Utilities                                                         2.0%
Home Construction,
 Furnishings & Appliances                                                   1.8%
Data Processing &
 Preparation                                                                1.6%
Financial Services                                                          1.4%
Tobacco                                                                     1.2%
Restaurants                                                                 1.1%
Computer Integrated
 Systems Design                                                             1.1%
Household Products                                                          1.0%
Machinery & Components                                                      0.9%
Manufacturing                                                               0.9%
Communications Equipment                                                    0.7%
Transportation                                                              0.6%
Lodging                                                                     0.5%
Beverages                                                                   0.4%
Information Retrieval
 Services                                                                   0.4%
Metals & Mining                                                             0.2%
Electric Utilities                                                          0.1%
Retail - Grocery                                                            0.1%
Computer Programming
 Services                                                                   0.1%
Building Materials &
 Construction                                                               0.1%
Broadcasting, Publishing &
 Printing                                                                   0.1%
Chemicals                                                                   0.1%
Industrial - Distribution                                                   0.0%
Advertising                                                                 0.0%
Forest Products & Paper                                                     0.0%
Miscellaneous                                                               0.0%
Short-Term Investments and
 Other Assets and Liabilities                                               2.3%
                                                                          -----
                                                                          100.0%
                                                                          =====

                             MML GROWTH EQUITY FUND
                        LARGEST STOCK HOLDINGS (12/31/04)

Johnson & Johnson
Dell, Inc.
The Home Depot, Inc.
Exxon Mobil Corp.
Qualcomm, Inc.
Pfizer, Inc.
Microsoft Corp.
Wal-Mart Stores, Inc.
Merck & Co., Inc.
The Procter & Gamble Co.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Growth Equity Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                 FIVE YEAR         SINCE INCEPTION
                             ONE YEAR         AVERAGE ANNUAL       AVERAGE ANNUAL
                         1/1/04 - 12/31/04   1/1/00 - 12/31/04    5/3/99 - 12/31/04
MML Growth Equity Fund         4.78%               -8.24%              -2.90%

S&P 500 Index                 10.88%               -2.30%              -0.21%

[CHART]

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           MML GROWTH EQUITY FUND    S&P 500 INDEX
5/3/99           $    10,000           $  10,000
12/99            $    13,010           $  11,100
12/00            $    12,159           $  10,090
12/01            $     9,096           $   8,892
12/02            $     6,567           $   6,928
12/03            $     8,078           $   8,913
12/04            $     8,464           $   9,883

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com.

INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARD TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML OTC 100 FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML OTC 100 FUND?

This Fund seeks to approximate, as closely as practicable (before fees and expenses), the total return of the 100 largest publicly traded over-the-counter common stocks. The Fund pursues this objective by investing at least 80% of its assets in the equity securities of companies included in the NASDAQ 100 Index(R), which is generally recognized as representative of the over-the-counter market.

HOW DID THE FUND PERFORM DURING 2004?

For the 12 months ended December 31, 2004, the Fund's shares returned 10.48%, slightly outperforming the 10.44% return of the NASDAQ 100 Index(R).

The NASDAQ 100 Index(R) represents 100 of the largest non-financial U.S. and non-U.S. companies listed on the National Tier of the NASDAQ stock market. It is a modified capitalization-weighted index that is designed to limit domination by a few large stocks while generally retaining the ranking of companies by capitalization.

WHAT WAS THE INVESTMENT BACKDROP DURING THE PERIOD?

While the U.S. economy continued to demonstrate signs of improvement during the first few months of 2004, a muted improvement in job growth dampened enthusiasm. Given the pace of economic growth, the sluggish job market implied a significant increase in corporate productivity, expected to translate into continued strong corporate profits. While strengthening corporate profits is favorable to equity owners, continued improvement in financial markets has mainly been contingent on translating growth in profits to more jobs.

During the second quarter, the U.S. economy was positively impacted by a number of factors, including a rise in consumer confidence, rising corporate profits and improvements in the labor market. Despite these positive signs, the market was held back by a number of factors, including concerns of a Federal Reserve
(Fed) interest rate hike and the handover of power in Iraq. The market gained some stability with both events taking place at the end of June, although investors remained cautious. Fixed-income markets struggled during the period, sparked by the increase and anticipation of further increases in interest rates.

In the third quarter, rapidly increasing oil prices, continued global instability and concerns over the lack of job growth tempered the performance of U.S. equity markets. The Fed raised the federal funds rate by 0.25% and affirmed its expectations that the flow of future economic data would support continued tightening at a measured pace. Bonds outperformed stocks for the quarter by approximately five percentage points. Global equity markets generally fared better than the U.S. equity markets, led by favorable performance across Europe.

The U.S. economy rallied again in the fourth quarter. Economic growth advanced slightly, changing from a consumption-driven trend to one fueled by business and business investment, although corporate executives were cautiously optimistic. Inflation remained relatively under control, and expectations continued that the Fed would maintain a measured pace of interest rate increases. Although the dollar, on a trade-weighted basis, continued to decline, the willingness to own U.S. assets remained quite high.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

During the first quarter, sector performance was mixed. Information technology, which comprises over 60% of the NASDAQ Index, was down 2.77%. Overall, telecommunication services was the worst-performing sector with a loss of 13.45%, while energy was the best-performing sector with its gain of 7.56%.

The strongest sector of the second quarter was consumer staples (+15.61%), reflecting a surge in consumer spending during the month of May. In the third quarter, driven by the rise in oil prices, the sector leader was energy (+14.3%). In a turnaround from the first quarter, telecommunication services led sector performance with its gain of 25.99% in the fourth quarter. Information technology, which accounts for more than half of the index, advanced an impressive 15.42% during the final quarter of 2004.

                                MML OTC 100 FUND
                                 INDUSTRY TABLE
                          (% OF NET ASSETS) ON 12/31/04

Prepackaged Software                                                       16.6%
Communications                                                             14.5%
Electrical Equipment &
 Electronics                                                               13.9%
Pharmaceuticals                                                             9.8%
Computers & Information                                                     9.8%
Commercial Services                                                         7.5%
Broadcasting, Publishing &
 Printing                                                                   4.4%
Retail                                                                      4.2%
Foods                                                                       2.5%
Information Retrieval Services                                              1.8%
Medical Supplies                                                            1.8%
Computer Integrated Systems
 Design                                                                     1.4%
Manufacturing                                                               1.4%
Computer Programming
 Services                                                                   1.3%
Automotive & Parts                                                          1.2%
Retail - Internet                                                           0.9%
Transportation                                                              0.8%
Data Processing &
 Preparation                                                                0.7%
Healthcare                                                                  0.7%
Telephone Utilities                                                         0.7%
Lodging                                                                     0.5%
Retail - Grocery                                                            0.4%
Communications Equipment                                                    0.4%
Miscellaneous                                                               0.4%
Containers                                                                  0.3%
Apparel, Textiles & Shoes                                                   0.3%
Advertising                                                                 0.3%
Internet Content                                                            0.2%
Futures                                                                     0.0%
Short-Term Investments and
 Other Assets and Liabilities                                               1.3%
                                                                          -----
                                                                          100.0%
                                                                          =====

                                MML OTC 100 FUND
                        LARGEST STOCK HOLDINGS (12/31/04)

Microsoft Corp.
Qualcomm, Inc.
eBay, Inc.
Intel Corp.
Cisco Systems, Inc.
Nextel Communications, Inc. Cl. A
Dell, Inc.
Amgen, Inc.
Apple Computer, Inc.
Starbucks Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML OTC 100 Fund and the NASDAQ 100 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                              SINCE INCEPTION
                           ONE YEAR           AVERAGE ANNUAL
                      1/1/04 - 12/31/04      5/1/00 - 12/31/04
MML OTC 100 Fund            10.48%                -17.02%

NASDAQ 100 Index            10.44%                -16.56%

[CHART]

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

            MML OTC 100 FUND         NASDAQ 100 INDEX
5/1/00        $ 10,000                   $ 10,000
12/00         $  6,110                   $  6,207
12/01         $  4,087                   $  4,186
12/02         $  2,547                   $  2,609
12/03         $  3,785                   $  3,890
12/04         $  4,182                   $  4,296

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com.

INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE NASDAQ 100 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARD TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL CAP EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML SMALL CAP EQUITY FUND?

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

HOW DID THE FUND PERFORM DURING 2004?

For the 12 months ended December 31, 2004, the Fund's shares returned 16.36%, trailing the 18.33% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small-capitalization common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Equity markets recorded modest gains in the first quarter of 2004, as renewed concerns over terrorism and rising oil prices dampened investor psychology and enthusiasm after a strong start in January. Job growth improved during the period; other positive indicators included favorable corporate earnings, declining interest rates and healthy consumer spending.

During the second quarter, equities posted only a slight gain, as a bit of a holding pattern set in due to anxiety over how much and when the Federal Reserve would raise interest rates. Investors got closure at the end of June, when the central bank boosted rates for the first time since May 2000 by a quarter of a percentage point. Equity markets, relieved, rose modestly. Additional economic measures released during the quarter were largely favorable, although a few wrinkles remained - namely jobs and oil.

Third quarter equity market performance resembled a roller-coaster ride. Early in the quarter, factors such as higher interest rates, rising oil prices and weak economic data drove markets lower. Things turned around in the middle of August, when longer-term interest rates trended lower and bargain hunters feasted on attractive equity valuations. In September, however, headwinds - including record oil prices and presidential election uncertainty - cast a chill on the markets.

Equity markets closed 2004 on a strong note, finishing a second straight year in positive territory. With a major element of uncertainty - political leadership - eliminated, investors refocused on major economic indicators, such as strengthening job creation and improved consumer confidence.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

During the first quarter of 2004, less-than-favorable stock selection hindered the Fund's progress. In particular, our choices in the consumer discretionary, financial services and health care sectors hampered performance. The Fund's emphasis on oil services companies in the energy sector and semiconductor names in the technology sector also detracted from results, as both areas experienced a significant price correction during the quarter. Conversely, the Fund experienced strong results in autos/transportation.

In the second quarter, favorable stock selection, from the autos/transportation and financial services sectors to the producer durables and technology sectors, helped to drive returns. Several of the Fund's energy services holdings and companies specializing in electrical components and equipment realized particularly strong results. Additionally, in technology, the Fund's holdings significantly outperformed corresponding benchmark positions and in the consumer discretionary sector, our holdings added value. The Fund's health care stocks hampered performance somewhat, although the portfolio held only minimal positions.

Performance for the Fund's technology holdings was weak in the third quarter, particularly for a few holdings in the semiconductor space. Our stock selection was also weak in the financial services and health care sectors. With respect to areas of strength, our results continued to be highly favorable in the other energy and autos and transportation sectors, where several energy services holdings and companies specializing in shipping realized particularly strong results.

In the final quarter of 2004, our stock selection turned out to be largely favorable across most economic sectors, with particular strength in the financial services, materials and processing, and health care sectors. The portfolio's holdings in the autos and transportation sector, a leading area in 2004, also performed strongly. Areas of weakness relative to the Russell 2000 Index were the technology, producer durables and consumer discretionary sectors.

WHAT IS YOUR OUTLOOK?

Our 2005 outlook for the U.S. stock market assumes that profit growth will decelerate from 2004 levels and settle in the 8% to 10% range. It is likely the market could face downward pressure on valuations as interest rates rise. If these two trends materialize, we may be faced with a lackluster year for equities. Conversely, the stock market should be able to take in stride rising interest rates, as long as the increases are gradual and inflation does not become troublesome.

                            MML SMALL CAP EQUITY FUND
                                 INDUSTRY TABLE
                          (% OF NET ASSETS) ON 12/31/04

Machinery & Components                                                     13.1%
Financial Services                                                         10.5%
Banking, Savings & Loans                                                    9.2%
Electrical Equipment &
 Electronics                                                                8.9%
Transportation                                                              6.7%
Energy                                                                      6.7%
Insurance                                                                   6.0%
Commercial Services                                                         6.0%
Medical Supplies                                                            4.5%
Broadcasting, Publishing &
 Printing                                                                   2.9%
Pharmaceuticals                                                             2.9%
Chemicals                                                                   2.8%
Retail                                                                      2.5%
Industrial - Diversified                                                    1.9%
Home Construction,
 Furnishings & Appliances                                                   1.8%
Household Products                                                          1.7%
Apparel, Textiles & Shoes                                                   1.5%
Prepackaged Software                                                        1.4%
Restaurants                                                                 1.3%
Air Transportation                                                          1.1%
Computer Related Services                                                   0.9%
Cosmetics & Personal Care                                                   0.6%
Telephone Utilities                                                         0.2%
Metals & Mining                                                             0.2%
Short-Term Investments and
 Other Assets and Liabilities                                               4.7%
                                                                          -----
                                                                          100.0%
                                                                          =====

                            MML SMALL CAP EQUITY FUND
                        LARGEST STOCK HOLDINGS (12/31/04)

Eaton Vance Corp.
Roper Industries, Inc.
The Commerce Group, Inc.
Landstar System, Inc.
Jefferies Group, Inc.
Heartland Express, Inc.
Coldwater Creek, Inc.
Kaydon Corp.
Teleflex, Inc.
First Republic Bank

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Cap Equity Fund and the Russell 2000 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                FIVE YEAR        SINCE INCEPTION
                            ONE YEAR         AVERAGE ANNUAL       AVERAGE ANNUAL
                       1/1/04 - 12/31/04    1/1/00 - 12/31/04   6/1/98 - 12/31/04
MML Small Cap
Equity Fund                   16.36%              9.60%               4.47%

Russell 2000 Index            18.33%              6.61%               6.93%

[CHART]

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

          MML SMALL CAP EQUITY FUND       RUSSELL 2000 INDEX
6/1/98          $    10,000                  $   10,000
12/98           $     8,522                  $    9,307
12/99           $     8,433                  $   11,286
12/00           $     9,583                  $   10,945
12/01           $     9,904                  $   11,217
12/02           $     8,732                  $    8,919
12/03           $    11,464                  $   13,134
12/04           $    13,339                  $   15,541

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com.

INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARD TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL COMPANY OPPORTUNITIES FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML SMALL COMPANY OPPORTUNITIES FUND?

The objective of the Fund is to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of micro-capitalization companies (those with market capitalizations at the time of purchase of no more than 50% of the weighted average market capitalization of the Russell 2000 Index) using a value-oriented investment strategy.

HOW DID THE FUND PERFORM DURING 2004?

For the 12 months ended December 31, 2004, the Fund returned 18.83%, modestly outpacing the 18.33% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small-capitalization common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Equity markets recorded modest gains in the first quarter of 2004, as renewed concerns over terrorism and rising oil prices dampened investor psychology and enthusiasm after a strong start in January. Economic factors during the quarter continued to point largely to growth. Although the employment picture continued to elicit concern, job growth improved during the period. Other positive indicators included favorable corporate earnings, declining interest rates and healthy consumer spending.

During the second quarter of 2004, equities posted only slight gains, as a bit of a holding pattern set in due to anxiety over how much and when the Federal Reserve (Fed) would raise interest rates. Investors got closure at the end of June, when the central bank boosted rates for the first time since May 2000 by a quarter of a percentage point. The move had been widely anticipated by investors. Equity markets, relieved, rose modestly. Additional economic measures released during the period were largely favorable, but a few wrinkles remained - namely jobs and oil. U.S. equity markets were largely flat during the quarter, with large-cap stocks narrowly outperforming small-cap issues.

Third quarter equity market performance resembled a roller-coaster ride. Early in the quarter, factors such as higher interest rates, rising oil prices and weak economic data drove markets lower. Things turned around in the middle of August, when longer-term interest rates trended lower and bargain hunters feasted on attractive equity valuations. In September, however, headwinds - including record oil prices and presidential election uncertainty - cast a chill on the markets.

Equity markets closed 2004 on a strong note, finishing a second straight year in positive territory. With a major element of uncertainty - political leadership - eliminated, investors refocused on major economic indicators, such as strengthening job creation and improved consumer confidence.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

During the first quarter of 2004, unfortunate stock purchases across the portfolio, including consumer discretionary, financial services and health care
- which were some of the largest and best-performing market sectors - hampered performance versus the benchmark. The Fund's emphasis on oil services companies in the energy sector and semiconductor names in the technology sector also detracted from results, as both areas experienced significant price corrections during the quarter. On a favorable note, the Fund realized gains in the autos/transportation sector.

Turning to the second quarter, favorable stock selection fueled the Fund's performance across broad sections of the portfolio, from the autos/transportation and energy sectors to the producer durables and technology sectors. Stock selection detracted from results in the health care sector, particularly pharmaceuticals. Additionally, the Fund's financial services and materials/processing positions moderately underperformed corresponding benchmark positions.

During the third quarter, the Fund underperformed due to the market leadership exhibited by speculative areas in mid-August, such as Internet companies and homebuilders. As 2004 wound down, however, the Fund's performance was much stronger, as stock selection in the fourth quarter was highly favorable across many areas of the portfolio. Notable strength came from the financial services, materials and processing, and other energy sectors, although holdings in the autos and transportation, consumer discretionary and technology sectors also added considerable value. The only areas of stock selection weakness for the portfolio during the quarter were the health care and producer durables sectors.

WHAT IS YOUR OUTLOOK?

Our 2005 outlook for the U.S. stock market assumes that profit growth will decelerate from 2004 levels and settle in the 8% to 10% range. It is likely the market could face downward pressure on valuations as interest rates rise. If these two trends materialize, the result could be a lackluster year for equities. Conversely, the stock market should be able to tolerate rising interest rates, as long as the increases are gradual and inflation does not become troublesome.

                      MML SMALL COMPANY OPPORTUNITIES FUND
                                 INDUSTRY TABLE
                          (% OF NET ASSETS) ON 12/31/04

Electrical Equipment &
 Electronics                                                               15.0%
Commercial Services                                                        11.6%
Transportation                                                             11.0%
Banking, Savings & Loans                                                    7.6%
Medical Supplies                                                            6.0%
Insurance                                                                   5.8%
Healthcare                                                                  4.1%
Entertainment & Leisure                                                     3.8%
Retail                                                                      3.7%
Home Construction,
 Furnishings & Appliances                                                   3.1%
Prepackaged Software                                                        2.5%
Energy                                                                      2.3%
Financial Services                                                          2.2%
Computer Integrated
 Systems Design                                                             2.2%
Metals & Mining                                                             1.8%
Data Processing & Preparation                                               1.7%
Air Transportation                                                          1.5%
Broadcasting, Publishing &
 Printing                                                                   1.5%
Heavy Machinery                                                             1.3%
Pharmaceuticals                                                             1.1%
Real Estate                                                                 1.0%
Machinery & Components                                                      0.9%
Apparel, Textiles & Shoes                                                   0.4%
Chemicals                                                                   0.0%
Short-Term Investments and
 Other Assets and Liabilities                                               7.9%
                                                                          -----
                                                                          100.0%
                                                                          =====

                      MML SMALL COMPANY OPPORTUNITIES FUND
                        LARGEST STOCK HOLDINGS (12/31/04)

Safety Insurance Group, Inc.
First Republic Bank
Sterling Bancorp-NY
Old Dominion Freight Line, Inc.
Ambassadors Group, Inc.
Ultralife Batteries, Inc.
Moldflow Corp.
Knight Transportation, Inc.
Marten Transport Limited
RPC, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Company Opportunities Fund and the Russell 2000 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                SINCE INCEPTION
                               ONE YEAR         AVERAGE ANNUAL
                           1/1/04 - 12/31/04   5/1/01 - 12/31/04
MML Small Company
Opportunities Fund               18.83%              16.22%

Russell 2000 Index               18.33%               9.79%

[CHART]

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

            MML SMALL COMPANY
            OPPORTUNITIES FUND   RUSSELL 2000 INDEX
5/1/2001            $   10,000           $   10,000
12/01               $   10,969           $   10,166
12/02               $   10,273           $    8,084
12/03               $   14,614           $   11,904
12/04               $   17,366           $   14,086

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com.

INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARD TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL CAP GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML SMALL CAP GROWTH EQUITY FUND?

This Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies the managers believe offer potential for long-term growth.

HOW DID THE FUND PERFORM DURING 2004?

For the 12 months ended December 31, 2004, the Fund's shares returned 13.29%, trailing the 18.33% return of the Russell 2000 Index, an unmanaged index of 2000 small capitalization common stocks, and the 22.65% return of the S&P SmallCap 600 Index, a market-capitalization-weighted index that measures the performance of 600 domestic small-cap stocks chosen for market size, liquidity and industry group representation. The Fund also underperformed the 14.30% return of the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Early in 2004, equity markets continued to surge and higher-beta investments outperformed. These trends slowed or reversed later in the quarter, however, when a job growth slowdown, terrorist attacks and escalating energy prices served as headwind. Bond yields declined and domestic equity markets decelerated, as investors expressed a preference for less-risky assets.

As we entered the second quarter, the rising price of oil, China's slowdown and inflationary concerns hampered equity markets. However, as the period progressed, corporate profits impressed, economic strength appeared to be broad based and oil prices receded somewhat. In this environment, small-cap stocks underperformed large caps for the first time in five quarters.

In the third quarter, equity markets remained burdened by record oil prices, two interest rate hikes from the Federal Reserve (Fed), continuing violence in Iraq and falling earnings expectations. In this environment, small-cap stocks underperformed large caps for the second consecutive quarter, with growth issues dramatically underperforming their value counterparts.

Shrugging off a decelerating economy, rising rates and record oil prices, investors sent the markets substantially higher in the fourth quarter, as all market capitalization styles registered strong returns.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

In the first quarter, unfavorable stock selection in the consumer discretionary and health care sectors detracted from the Fund's results - as did the Fund's underweight in real estate and overweight in diversified financials. Conversely, favorable stock picks in the information technology sector fueled returns during the period, and the Fund's underweight allocation to banks proved strategically sound.

Turning to the second quarter, sub-par stock selection in the information technology and consumer discretionary sectors impaired the Fund's performance. Our media holdings also hampered relative returns. Contributing to the Fund's results for the period, however, were positive stock selection in the materials sector and our lower-than-benchmark exposure to the interest-rate-sensitive financials sector.

Strong stock picking in the health care and consumer discretionary sectors contributed to the Fund's performance in the third quarter. Also driving returns was our greater concentration in the comparatively more stable health care, finance and consumer discretionary sectors. Detractors from performance were concentrated in the technology sector.

As the year wound down, lackluster stock selection in the information technology, telecommunication services and health care sectors hampered the Fund's progress in the fourth quarter. Offsetting this, however, were several of the Fund's holdings that posted enormous gains. Leading the charge was Sirius Satellite, the number-two satellite radio provider, which gained 183% during the quarter, topping out at $10 billion in market capitalization. We sold this position to leverage its significant appreciation.

WHAT IS YOUR OUTLOOK?

We expect 2005 to be a year of slower economic growth, marked by decelerating business investment and sluggish consumer spending. Absent the U.S. presidential election, most of 2004's pressures unfortunately look to carry into 2005. We expect the Fed to continue its interest rate increases, the U.S. dollar to remain weak, Iraq to continue its state of turmoil and consumer/federal debt to soar to uncomfortable levels. Consequently, the attributes of quality, which are primarily visibility and sustainability, will continue to be our prime focus for portfolio incorporation.

                        MML SMALL CAP GROWTH EQUITY FUND
                                 INDUSTRY TABLE
                          (% OF NET ASSETS) ON 12/31/04

Commercial Services                                                         9.1%
Healthcare                                                                  8.9%
Prepackaged Software                                                        8.1%
Electrical Equipment &
  Electronics                                                               7.2%
Banking, Savings & Loans                                                    5.2%
Pharmaceuticals                                                             4.2%
Computer Related Services                                                   3.7%
Energy                                                                      3.7%
Transportation                                                              3.5%
Retail                                                                      3.4%
Financial Services                                                          3.1%
Medical Supplies                                                            2.6%
Lodging                                                                     2.4%
Machinery & Components                                                      2.4%
Communications                                                              2.2%
Chemicals                                                                   1.9%
Data Processing & Preparation                                               1.9%
Advertising                                                                 1.8%
Computer Integrated
 Systems Design                                                             1.8%
Information Retrieval Services                                              1.7%
Home Construction,
  Furnishings & Appliances                                                  1.7%
Foods                                                                       1.7%
Computers & Information                                                     1.4%
Automotive & Parts                                                          1.0%
Metals & Mining                                                             1.0%
Air Transportation                                                          1.0%
Telephone Utilities                                                         0.9%
Broadcasting, Publishing &
  Printing                                                                  0.9%
Restaurants                                                                 0.7%
Insurance                                                                   0.6%
Apparel, Textiles & Shoes                                                   0.5%
Entertainment & Leisure                                                     0.4%
Household Products                                                          0.4%
Containers                                                                  0.4%
Cosmetics & Personal Care                                                   0.3%
Internet Software                                                           0.3%
Real Estate                                                                 0.2%
Building Materials &
  Construction                                                              0.1%
Beverages                                                                   0.1%
Short-Term Investments and
 Other Assets and Liabilities                                               7.6%
                                                                          -----
                                                                          100.0%
                                                                          =====

                        MML SMALL CAP GROWTH EQUITY FUND
                        LARGEST STOCK HOLDINGS (12/31/04)

Checkfree Corp.
ITT Educational Services, Inc.
The Corporate Executive Board Co.
Dendrite International, Inc.
Financial Federal Corp.
Vail Resorts, Inc.
AmSurg Corp.
American Healthways, Inc.
Take-Two Interactive Software, Inc.
Cerner Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Cap Growth Equity Fund and the Russell 2000 Index.

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                FIVE YEAR       SINCE INCEPTION
                             ONE YEAR         AVERAGE ANNUAL     AVERAGE ANNUAL
                         1/1/04 - 12/31/04  1/1/00 - 12/31/04  5/3/99 - 12/31/04
MML Small Cap
Growth Equity Fund             13.29%            -1.29%              8.07%

Russell 2000 Index             18.33%             6.61%              8.89%

[CHART]

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

             MML SMALL CAP
          GROWTH EQUITY FUND  RUSSELL 2000 INDEX
5/3/99            $   10,000          $   10,000
12/99             $   16,568          $   11,767
12/00             $   14,270          $   11,411
12/01             $   12,456          $   11,695
12/02             $    9,225          $    9,299
12/03             $   13,702          $   13,694
12/04             $   15,524          $   16,204

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com.

INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARD TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML EMERGING GROWTH FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML EMERGING GROWTH FUND?

This Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging companies - generally in industry segments experiencing rapid growth, and often including technology and technology-related concerns.

HOW DID THE FUND PERFORM DURING 2004?

For the 12 months ended December 31, 2004, the Fund's shares returned 14.73%, trailing the 18.33% return of the Russell 2000 Index, an unmanaged index of 2000 small-capitalization common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD - AND HOW DID YOU RESPOND?

The first half of 2004, and particularly the second quarter, was characterized by investors' unwillingness to embrace sustainable growth companies, despite attractive fundamentals and valuations. Instead, growth investors focused on many of the more muted growth or value sectors of the market. For example, during the second quarter, the autos/transportation and energy sectors of the Fund's benchmark index produced returns of 12.37% and 13.21%, respectively - among the largest of the 11 Russell sectors.

Investor concerns about future technology capital spending trends, which emerged in the third quarter, continued into the fourth quarter of 2004. In fact, the market had little appetite for technology companies in the first seven months of the year - and we used this window to upgrade the technology exposure of the portfolio, building on high-conviction positions at attractive prices.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

After an excellent start in January, technology stocks fell by about 10% from their high in the first quarter of 2004. Conversely, consumer discretionary companies contributed positive returns to the portfolio, as did gaming stocks, which benefited from improved consumer spending in Las Vegas and a more favorable legislative environment for gaming expansion worldwide. Also driving performance were the Fund's holdings within the health care sector and our overweight in biotechnology.

Health care holdings were positive in the second quarter - and the Fund's slightly overweight position in this sector amplified their contribution. A healthy allocation to Internet-related positions also drove performance in the second quarter. Conversely, technology, in particular the portfolio's specialty semiconductor holdings, lagged despite solid fundamentals.

Turning to the third quarter, although we endured significant volatility in a number of our technology-related positions, technology was an overall positive contributor to returns. In the health care sector, two biotechnology stocks produced some of our largest gains, both appreciating more than 70% during the period.

In the fourth quarter, our technology positions provided some of the portfolio's best returns relative to the benchmark. Two of our retail companies also drove performance, as did our Internet-related holdings.

WHAT IS YOUR OUTLOOK?

We are cautiously optimistic that investors will look more favorably on growth stocks in 2005. Our portfolio companies are trading at approximately 28 times their 2005 earnings-per-share estimates and have an average growth rate of approximately 50%, which offers investors an attractive rate of earnings growth at very fair valuations.

                            MML EMERGING GROWTH FUND
                                 INDUSTRY TABLE
                          (% OF NET ASSETS) ON 12/31/04

Pharmaceuticals                                                            12.4%
Commercial Services                                                        11.1%
Electrical Equipment &
  Electronics                                                               8.8%
Prepackaged Software                                                        4.8%
Apparel, Textiles & Shoes                                                   4.6%
Medical Supplies                                                            4.6%
Financial Services                                                          3.7%
Banking, Savings & Loans                                                    3.4%
Healthcare                                                                  3.3%
Computer Programming
  Services                                                                  3.2%
Insurance                                                                   3.0%
Computers & Information                                                     2.9%
Information Retrieval Services                                              2.9%
Communications                                                              2.7%
Energy                                                                      2.6%
Machinery & Components                                                      2.0%
Lodging                                                                     1.9%
Telephone Utilities                                                         1.8%
Advertising                                                                 1.7%
Restaurants                                                                 1.6%
Building Materials &
  Construction                                                              1.6%
Computer Related Services                                                   1.4%
Retail - Internet                                                           1.2%
Internet Software                                                           1.2%
Transportation                                                              1.1%
Retail                                                                      1.0%
Computer Integrated
  Systems Design                                                            0.9%
Photography
  Equipment/Supplies                                                        0.8%
Metals & Mining                                                             0.7%
Toys, Games                                                                 0.7%
Aerospace & Defense                                                         0.6%
Air Transportation                                                          0.4%
Home Construction,
  Furnishings & Appliances                                                  0.3%
Real Estate                                                                 0.0%
Short-Term Investments and
  Other Assets and Liabilities                                              5.1%
                                                                          -----
                                                                          100.0%
                                                                          =====

                            MML EMERGING GROWTH FUND
                        LARGEST STOCK HOLDINGS (12/31/04)

Navigant Consulting, Inc.
bebe stores, inc.
Deckers Outdoor Corp.
Alexion Pharmaceuticals, Inc.
Valueclick, Inc.
Priceline.com, Inc.
WebEx Communications, Inc.
Four Seasons Hotels, Inc.
M-Systems Flash Disk Pioneers Limited
Infospace, Inc.

GROWTH OF A $10,000 INVESTMENT

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                 SINCE INCEPTION
                                 ONE YEAR         AVERAGE ANNUAL
                             1/1/04 - 12/31/04  5/1/00 - 12/31/04
MML Emerging Growth Fund          14.73%             -10.62%

Russell 2000 Index                18.33%               6.95%

[CHART]

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           MML EMERGING GROWTH FUND  RUSSELL 2000 INDEX
5/1/00                   $   10,000          $   10,000
12/00                    $    7,350          $    9,636
12/01                    $    6,150          $    9,876
12/02                    $    3,540          $    7,853
12/03                    $    5,160          $   11,564
12/04                    $    5,920          $   13,683

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com.

INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARD TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML INFLATION-PROTECTED BOND FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2004

                                                                   PRINCIPAL           MARKET
                                                                    AMOUNT             VALUE
                                                               ----------------   ----------------
BONDS & NOTES -- 97.4%

CORPORATE DEBT -- 21.2%
CIT Group, Inc.
  5.390% 12/14/2016                                            $      2,000,000   $      2,000,000
Household Finance Corp.
  5.500% 12/10/2013                                                   1,500,000          1,508,805
International Bank for
  Reconstruction &
  Development
  3.550% 12/10/2013                                                   2,421,000          2,402,697
JP Morgan Chase & Co.
  Series C
  4.920% 06/28/2009                                                   1,500,000          1,540,515
Lehman Brothers
  Holdings, Inc. Series G
  4.540% 05/12/2014                                                   1,500,000          1,483,365
Merrill Lynch & Co., Inc.
  3.700% 03/02/2009                                                   2,400,000          2,386,536
Morgan Stanley
  4.290% 02/01/2011                                                     900,000            906,120
Morgan Stanley Series C
  4.890% 11/01/2013                                                   1,000,000          1,029,770
Pacific Life
  Global Funding+
  4.718% 02/06/2016                                                   2,000,000          2,046,620
Principal Life Income
  Funding Trusts
  4.420% 04/01/2016                                                   1,000,000            987,940
SLM Corp.
  4.660% 11/21/2013                                                   2,500,000          2,526,925
                                                                                  ----------------

TOTAL CORPORATE DEBT
(COST $18,745,192)                                                                      18,819,293
                                                                                  ----------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 24.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 11.9%
PASS-THROUGH SECURITIES
Federal Home Loan Bank
  6.430% 02/20/2007                                                   1,750,000          1,851,658
FHLMC
  3.625% 09/15/2008                                                   1,500,000          1,497,659
FHLMC
  4.500% 07/15/2013                                                   7,200,000          7,230,420
                                                                                  ----------------

TOTAL PASS-THROUGH SECURITIES                                                           10,579,737
                                                                                  ----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 10.1%
OTHER -- 4.1%
FNMA (Benchmark Note)
  4.375% 03/15/2013                                                   3,600,000          3,585,657
                                                                                  ----------------

PASS-THROUGH SECURITIES -- 6.0%
FNMA
  3.250% 02/15/2009                                            $      1,600,000   $      1,567,311
FNMA
  3.678% 02/17/2009                                                   3,755,000          3,789,283
                                                                                  ----------------

TOTAL PASS-THROUGH SECURITIES                                                            5,356,594
                                                                                  ----------------

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (FNMA)                                                                       8,942,251
                                                                                  ----------------

OTHER AGENCIES -- 2.1%
Tennessee Valley Authority
  3.375% 01/15/2007                                                   1,807,050          1,909,130
                                                                                  ----------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $21,373,793)                                                                      21,431,118
                                                                                  ----------------

U.S. TREASURY OBLIGATIONS -- 52.1%

U.S. TREASURY BONDS -- 15.0%
U.S. Treasury
  Inflation Index
  2.375% 01/15/2025                                                   2,106,166          2,254,914
U.S. Treasury
  Inflation Index
  3.375% 04/15/2032                                                     854,871          1,132,438
U.S. Treasury
  Inflation Index
  3.625% 04/15/2028                                                   3,327,854          4,371,968
U.S. Treasury
  Inflation Index
  3.875% 04/15/2029                                                   4,075,250          5,597,102
                                                                                  ----------------

TOTAL U.S. TREASURY BONDS                                                               13,356,422
                                                                                  ----------------

U.S. TREASURY NOTES -- 37.1%
U.S. Treasury
  Inflation Index
  1.875% 07/15/2013                                                   3,522,956          3,624,241
U.S. Treasury
  Inflation Index
  2.000% 01/15/2014                                                   3,785,872          3,917,786
U.S. Treasury
  Inflation Index
  2.000% 07/15/2014                                                   3,280,759          3,385,333
U.S. Treasury
  Inflation Index
  3.000% 07/15/2012                                                   4,124,161          4,601,661
U.S. Treasury
  Inflation Index
  3.375% 01/15/2012                                                   1,026,549          1,168,661
U.S. Treasury
  Inflation Index
  3.500% 01/15/2011                                                   2,242,670          2,548,934
U.S. Treasury
  Inflation Index
  3.625% 01/15/2008                                            $      2,764,570   $      3,012,085
U.S. Treasury
  Inflation Index
  3.875% 01/15/2009                                                   5,021,926          5,630,443
U.S. Treasury
  Inflation Index
  4.250% 01/15/2010                                                   2,376,694          2,756,408
U.S. Treasury
  Inflation Index
  8.750% 04/15/2010                                                   2,312,235          2,290,558
                                                                                  ----------------

TOTAL U.S. TREASURY NOTES                                                               32,936,110
                                                                                  ----------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $44,261,759)                                                                      46,292,532
                                                                                  ----------------

TOTAL BONDS & NOTES
(COST $84,380,744)                                                                      86,542,943
                                                                                  ----------------

SHORT-TERM INVESTMENTS -- 2.5%

REPURCHASE AGREEMENT
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2004, 1.75%,
  due 01/03/2005(a)                                                   2,188,832          2,188,832
                                                                                  ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                                      2,188,832
                                                                                  ----------------

TOTAL INVESTMENTS -- 99.9%
(COST $86,569,576)*                                                                     88,731,775

OTHER ASSETS/
(LIABILITIES) -- 0.1%                                                                      106,246
                                                                                  ----------------

NET ASSETS -- 100.0%                                                              $     88,838,021
                                                                                  ================

NOTES TO PORTFOLIO OF INVESTMENTS
  *  See Note 7 for aggregate cost for Federal tax purposes.
  + Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to a value of $2,046,620 or 2.3% of net assets.
(a) Maturity value $2,189,151. Collateralized by U.S. Government Agency obligation with a rate of 5.625%, maturity date of 08/25/2015, and an aggregate market value, including accrued interest, of $2,298,274.

    The accompanying notes are an integral part of the financial statements.

MML LARGE CAP VALUE FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2004

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
EQUITIES -- 92.4%
ADVERTISING -- 0.3%
WPP Group PLC
  Sponsored ADR
  (United Kingdom)+                                                       4,200   $        229,530
                                                                                  ----------------

BANKING, SAVINGS & LOANS -- 17.7%
Citigroup, Inc.                                                          52,800          2,543,904
Fifth Third Bancorp                                                      21,800          1,030,704
Golden West
  Financial Corp.                                                        34,600          2,125,132
HSBC Holdings PLC                                                       149,082          2,526,415
JP Morgan Chase & Co.                                                    66,816          2,606,492
Lloyds TSB Group PLC
  Sponsored ADR
  (United Kingdom)+                                                      15,800            581,282
Providian
  Financial Corp.* +                                                     22,100            363,987
State Street Corp.                                                        3,700            181,744
Wells Fargo & Co.                                                        43,100          2,678,665
                                                                                  ----------------
                                                                                        14,638,325
                                                                                  ----------------

BEVERAGES -- 2.0%
Diageo PLC Sponsored
  ADR (United Kingdom)                                                   18,500          1,070,780
Heineken
  Holding NV Cl. A+                                                      19,650            596,288
                                                                                  ----------------
                                                                                         1,667,068
                                                                                  ----------------

BROADCASTING, PUBLISHING & PRINTING -- 5.8%
Comcast Corp.
  Special Cl. A*                                                         90,900          2,985,156
Gannett Co., Inc.                                                         5,700            465,690
IAC/InterActiveCorp* +                                                   17,000            469,540
Lagardere S.C.A. SA                                                      12,100            875,731
                                                                                  ----------------
                                                                                         4,796,117
                                                                                  ----------------

BUILDING MATERIALS & CONSTRUCTION -- 1.4%
Martin Marietta
  Materials, Inc.                                                        10,500            563,430
Vulcan Materials Co.                                                     10,700            584,327
                                                                                  ----------------
                                                                                         1,147,757
                                                                                  ----------------

COMMERCIAL SERVICES -- 4.5%
Block (H&R), Inc.+                                                       25,900          1,269,100
Dun & Bradstreet Corp.*                                                  11,450            682,992
Iron Mountain, Inc.* +                                                   24,900            759,201
Moody's Corp.                                                            11,300            981,405
                                                                                  ----------------
                                                                                         3,692,698
                                                                                  ----------------

COMMUNICATIONS -- 0.7%
Nokia Oyj Sponsored
  ADR (Finland)                                                          12,800            200,576
SK Telecom Co. Limited
  ADR (South Korea)+                                                     15,900   $        353,775
                                                                                  ----------------
                                                                                           554,351
                                                                                  ----------------

COMPUTERS & INFORMATION -- 1.6%
Lexmark
  International, Inc.*                                                   15,900          1,351,500
                                                                                  ----------------

CONTAINERS -- 2.8%
Sealed Air Corp.*                                                        43,400          2,311,918
                                                                                  ----------------

DIVERSIFIED FINANCIAL -- 0.7%
Takefuji Corp.                                                            8,500            574,237
                                                                                  ----------------

ENERGY-- 8.3%
ConocoPhillips                                                           22,430          1,947,597
Devon Energy Corp.                                                       40,800          1,587,936
EOG Resources, Inc.                                                      17,200          1,227,392
Occidental
  Petroleum Corp.                                                        27,500          1,604,900
Transocean, Inc.* +                                                      13,100            555,309
                                                                                  ----------------
                                                                                         6,923,134
                                                                                  ----------------

FINANCIAL SERVICES -- 13.8%
American Express Co.                                                     98,400          5,546,808
Berkshire Hathaway,
  Inc. Cl. A*                                                                42          3,691,800
Centerpoint
  Properties Corp.                                                       31,700          1,518,113
Morgan Stanley                                                           11,600            644,032
                                                                                  ----------------
                                                                                        11,400,753
                                                                                  ----------------

FOODS -- 1.0%
Hershey Foods Corp.                                                      14,800            821,992
                                                                                  ----------------

HEALTHCARE -- 1.3%
HCA, Inc.                                                                27,500          1,098,900
                                                                                  ----------------

HOUSEHOLD PRODUCTS -- 0.0%
Hunter Douglas NV                                                           200             10,703
                                                                                  ----------------

INDUSTRIAL - DIVERSIFIED -- 4.2%
Tyco International Limited                                               98,243          3,511,205
                                                                                  ----------------

INSURANCE -- 13.1%
American International
  Group, Inc.                                                            55,750          3,661,102
Aon Corp.                                                                24,200            577,412
Chubb Corp.                                                               3,300            253,770
Loews Corp.                                                              21,700          1,525,510
Markel Corp.*                                                               200             72,800
Marsh & McLennan
  Companies, Inc.                                                        27,100            891,590
Principal Financial
  Group, Inc.                                                             7,700            315,238
Progressive Corp.                                                        29,200   $      2,477,328
Sun Life Financial, Inc.                                                  4,400            147,576
Transatlantic
  Holdings, Inc.                                                         15,500            958,365
                                                                                  ----------------
                                                                                        10,880,691
                                                                                  ----------------

PHARMACEUTICALS -- 2.5%
Cardinal Health, Inc.+                                                   17,200          1,000,180
Eli Lilly & Co.                                                          13,300            754,775
Novartis AG                                                               6,300            318,850
                                                                                  ----------------
                                                                                         2,073,805
                                                                                  ----------------

PREPACKAGED SOFTWARE -- 1.0%
Microsoft Corp.                                                          31,800            849,378
                                                                                  ----------------

RETAIL -- 4.0%
AutoZone, Inc.*                                                           7,700            703,087
Costco Wholesale Corp.                                                   54,200          2,623,822
                                                                                  ----------------
                                                                                         3,326,909
                                                                                  ----------------

TOBACCO -- 4.9%
Altria Group, Inc.                                                       66,600          4,069,260
                                                                                  ----------------

TRANSPORTATION -- 0.8%
United Parcel Service,
  Inc. Cl. B                                                              8,200            700,772
                                                                                  ----------------

TOTAL EQUITIES
(COST $61,425,203)                                                                      76,631,003
                                                                                  ----------------

                                                                   PRINCIPAL
                                                                    AMOUNT
                                                               ----------------
SHORT-TERM INVESTMENTS -- 14.7%

CASH EQUIVALENTS -- 6.6%**
American AAdvanage
  Select Money
  Market Fund                                                            63,736             63,736
Bank of America
  Bank Note
  2.260% 02/15/2005                                            $         47,615             47,615
Bank of America
  Bank Note
  2.270% 01/18/2005                                                     111,101            111,101
Bank of America
  Bank Note
  2.270% 03/03/2005                                                     206,331            206,331
Bank of America
  Bank Note
  2.300% 06/09/2005                                                     111,101            111,101
Bank of Montreal
  Eurodollar Time Deposit
  2.125% 02/02/2005                                                      48,408             48,408

    The accompanying notes are an integral part of the financial statements.

                                                                   PRINCIPAL           MARKET
                                                                    AMOUNT             VALUE
                                                               ----------------   ----------------
Bank of Montreal
  Eurodollar Time Deposit
  2.260% 01/28/2005                                            $         50,300   $         50,300
BGI Institutional Money
  Market Fund                                                           571,378            571,378
BNP Paribas
  Eurodollar Time Deposit
  2.300% 01/03/2005                                                      31,743             31,743
Calyon
  Eurodollar Time Deposit
  2.435% 03/16/2005                                                     135,861            135,861
Canadian Imperial Bank
  of Commerce Bank Note
  2.030% 05/18/2005                                                     317,433            317,433
Citigroup
  Eurodollar Time Deposit
  2.080% 01/28/2005                                                     124,592            124,592
Den Danske Bank
  Eurodollar Time Deposit
  2.260% 01/20/2005                                                     190,460            190,460
Dexia Group
  Eurodollar Time Deposit
  2.040% 01/21/2005                                                      63,486             63,486
Federal Home Loan Bank
  Discount Note
  2.184% 01/05/2005                                                     197,172            197,172
Fortis Bank
  Eurodollar Time Deposit
  2.140% 01/12/2005                                                      63,486             63,486
Fortis Bank
  Eurodollar Time Deposit
  2.200% 02/11/2005                                                      47,615             47,615
Fortis Bank
  Eurodollar Time Deposit
  2.260% 01/05/2005                                                     261,882            261,882
Freddie Mac
  Discount Note
  2.184% 01/04/2005                                                     221,839            221,839
Freddie Mac
  Discount Note
  2.228% 02/01/2005                                                      59,224             59,224
Freddie Mac
  Discount Note
  2.277% 02/01/2005                                                     277,156            277,156
General Electric
  Capital Corp.
  2.294% 01/21/2005                                                      90,383             90,383
General Electric
  Capital Corp.
  2.295% 01/10/2005                                            $        154,639   $        154,639
HBOS Halifax Bank
  of Scotland
  Eurodollar Time Deposit
  2.025% 01/21/2005                                                      73,009             73,009
Lloyds TSB Bank
  Eurodollar Time Deposit
  2.280% 02/02/2005                                                      77,771             77,771
Merrill Lynch Premier
  Institutional Money
  Market Fund                                                           104,753            104,753
Merrimac Cash Fund,
  Premium Class                                                         238,075            238,075
Morgan Stanley Dean
  Witter & Co.
  2.393% 07/19/2005                                                     209,505            209,505
Royal Bank of Canada
  Eurodollar Time Deposit
  2.250% 01/19/2005                                                     158,717            158,717
Royal Bank of Canada
  Eurodollar Time Deposit
  2.260% 02/01/2005                                                     126,973            126,973
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.015% 01/21/2005                                                     183,158            183,158
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.270% 02/02/2005                                                      95,230             95,230
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.360% 02/17/2005                                                      15,871             15,871
Toronto Dominion Bank
  Eurodollar Time Deposit
  2.420% 03/01/2005                                                     158,717            158,717
Wells Fargo
  Eurodollar Time Deposit
  2.270% 01/25/2005                                                      39,679             39,679
Wells Fargo
  Eurodollar Time Deposit
  2.310% 01/28/2005                                                     158,717            158,717
Wells Fargo
  Eurodollar Time Deposit
  2.320% 01/14/2005                                                     380,285            380,285
                                                                                  ----------------
                                                                                         5,467,401
                                                                                  ----------------

REPURCHASE AGREEMENT -- 8.1%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2004, 1.75%,
  due 01/03/2005(a)                                            $      6,705,758   $      6,705,758
                                                                                  ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                                     12,173,159
                                                                                  ----------------

TOTAL INVESTMENTS -- 107.1%
(COST $73,598,362)***                                                                   88,804,162

OTHER ASSETS/
(LIABILITIES) -- (7.1%)                                                                 (5,906,428)
                                                                                  ----------------

NET ASSETS -- 100.0%                                                              $     82,897,734
                                                                                  ================

NOTES TO PORTFOLIO OF INVESTMENTS
ADR - American Depository Receipt.
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  See Note 7 for aggregate cost for Federal tax purposes.
+    Denotes all or a portion of security on loan.
(a) Maturity value of $6,706,736. Collateralized by U.S. Government Agency obligation with a rate of 4.875%, maturity date of 09/25/2023, and an aggregate market value, including accrued interest, of $7,041,046.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2004

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
EQUITIES -- 99.2%
ADVERTISING -- 0.2%
Interpublic Group of
  Companies, Inc.* +                                                     14,807   $        198,414
Monster Worldwide, Inc.*                                                  4,276            143,845
Omnicom Group, Inc.                                                       6,706            565,450
                                                                                  ----------------
                                                                                           907,709
                                                                                  ----------------

AEROSPACE & DEFENSE -- 1.9%
Boeing Co.                                                               29,969          1,551,495
General Dynamics Corp.                                                    7,107            743,392
Goodrich Corp.                                                            4,239            138,361
Honeywell
  International, Inc.                                                    30,690          1,086,733
Lockheed Martin Corp.                                                    15,940            885,467
Northrop Grumman Corp.                                                   12,868            699,504
Raytheon Co.                                                             16,088            624,697
Rockwell Collins, Inc.                                                    6,368            251,154
United Technologies Corp.                                                18,311          1,892,442
                                                                                  ----------------
                                                                                         7,873,245
                                                                                  ----------------

AIR TRANSPORTATION -- 0.1%
Delta Air Lines, Inc.* +                                                  4,499             33,653
Southwest Airlines Co.                                                   28,240            459,747
                                                                                  ----------------
                                                                                           493,400
                                                                                  ----------------

APPAREL, TEXTILES & SHOES -- 0.8%
Coach, Inc.*                                                              6,700            377,880
The Gap, Inc.                                                            31,245            659,894
Jones Apparel Group, Inc.                                                 4,496            164,419
Limited Brands                                                           14,430            332,179
Liz Claiborne, Inc.                                                       3,874            163,522
Nike, Inc. Cl. B                                                          9,424            854,663
Nordstrom, Inc.                                                           5,035            235,286
Reebok International
  Limited+                                                                2,156             94,864
VF Corp.                                                                  3,951            218,806
                                                                                  ----------------
                                                                                         3,101,513
                                                                                  ----------------

AUTOMOTIVE & PARTS -- 1.0%
AutoNation, Inc.*                                                         9,600            184,416
Cooper Tire &
  Rubber Co.+                                                             2,346             50,556
Dana Corp.                                                                5,303             91,901
Delphi Corp.+                                                            20,083            181,149
Ford Motor Co.+                                                          65,367            956,973
General Motors Corp.+                                                    20,130            806,408
Genuine Parts Co.                                                         6,229            274,450
The Goodyear Tire &
  Rubber Co.* +                                                           6,265             91,845
Harley-Davidson, Inc.                                                    10,520            639,090
Navistar
  International Corp.*                                                    2,474   $        108,807
Paccar, Inc.+                                                             6,183            497,608
Visteon Corp.+                                                            4,612             45,059
                                                                                  ----------------
                                                                                         3,928,262
                                                                                  ----------------

BANKING, SAVINGS & LOANS -- 11.8%
AmSouth Bancorporation+                                                  12,659            327,868
Bank of America Corp.                                                   143,992          6,766,184
Bank of New York Co., Inc.                                               27,845            930,580
BB&T Corp.                                                               19,783            831,875
Capital One Financial Corp.                                               8,600            724,206
Citigroup, Inc.                                                         185,044          8,915,420
Comerica, Inc.+                                                           6,169            376,432
Compass Bancshares, Inc.                                                  3,800            184,946
Fannie Mae                                                               34,576          2,462,157
Fifth Third Bancorp+                                                     20,363            962,763
First Horizon
  National Corp.+                                                         4,400            189,684
Freddie Mac                                                              24,586          1,811,988
Golden West
  Financial Corp.                                                        10,910            670,092
JP Morgan Chase & Co.                                                   127,247          4,963,905
KeyCorp+                                                                 14,510            491,889
M&T Bank Corp.                                                            4,200            452,928
Marshall and Ilsley Corp.                                                 8,000            353,600
Mellon Financial Corp.                                                   15,194            472,685
National City Corp.+                                                     23,698            889,860
North Fork
  Bancorporation, Inc.                                                   16,750            483,237
Northern Trust Corp.                                                      8,488            412,347
Providian
  Financial Corp.* +                                                     10,502            172,968
Regions Financial Corp.                                                  16,470            586,167
SLM Corp.                                                                15,542            829,787
Sovereign Bancorp, Inc.+                                                 11,677            263,316
State Street Corp.                                                       12,022            590,521
SunTrust Banks, Inc.                                                     12,790            944,925
Synovus Financial Corp.                                                  11,063            316,181
U.S. Bancorp                                                             67,132          2,102,574
Wachovia Corp.                                                           57,351          3,016,663
Washington Mutual, Inc.                                                  31,376          1,326,577
Wells Fargo & Co.                                                        60,329          3,749,447
Zions Bancorp                                                             3,193            217,220
                                                                                  ----------------
                                                                                        47,790,992
                                                                                  ----------------

BEVERAGES -- 2.2%
Anheuser-Busch
  Companies, Inc.                                                        28,148          1,427,948
Brown-Forman Corp. Cl. B                                                  4,380            213,218
The Coca-Cola Co.                                                        86,676          3,608,322
Coca-Cola
  Enterprises, Inc.                                                      16,774   $        349,738
Coors (Adolph) Co. Cl. B+                                                 1,289             97,539
The Pepsi Bottling
  Group, Inc.+                                                            9,038            244,388
PepsiCo, Inc.                                                            60,008          3,132,418
                                                                                  ----------------
                                                                                         9,073,571
                                                                                  ----------------

BROADCASTING, PUBLISHING & PRINTING -- 2.8%
Clear Channel
  Communications, Inc.                                                   20,449            684,837
Comcast Corp. Cl. A*                                                     79,118          2,633,047
Dow Jones & Co., Inc.+                                                    2,926            125,994
Gannett Co., Inc.                                                         9,135            746,329
Knight Ridder, Inc.+                                                      2,755            184,420
The McGraw-Hill
  Companies, Inc.                                                         6,830            625,218
Meredith Corp.                                                            1,844             99,945
New York Times Co. Cl. A+                                                 5,265            214,812
Time Warner, Inc.*                                                      163,408          3,176,652
Tribune Co.                                                              11,409            480,775
Univision Communications,
  Inc. Cl. A* +                                                          11,600            339,532
Viacom, Inc. Cl. B                                                       60,768          2,211,348
                                                                                  ----------------
                                                                                        11,522,909
                                                                                  ----------------

BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Louisiana-Pacific Corp.                                                   3,856            103,109
Masco Corp.                                                              15,467            565,010
Vulcan Materials Co.                                                      3,610            197,142
                                                                                  ----------------
                                                                                           865,261
                                                                                  ----------------

CHEMICALS -- 1.6%
Air Products &
  Chemicals, Inc.                                                         8,158            472,919
Ashland, Inc.                                                             2,503            146,125
Dow Chemical Co.                                                         33,568          1,661,952
Du Pont (E.I.) de
  Nemours & Co.                                                          35,604          1,746,376
Eastman Chemical Co.                                                      2,800            161,644
Engelhard Corp.                                                           4,393            134,733
Great Lakes
  Chemical Corp.+                                                         1,855             52,849
Hercules, Inc.*                                                           4,006             59,489
International Flavors &
  Fragrances, Inc.                                                        3,346            143,343
Monsanto Co.                                                              9,585            532,447
PPG Industries, Inc.                                                      6,089            415,026
Praxair, Inc.                                                            11,564            510,551
Rohm & Haas Co.                                                           8,040            355,609
                                                                                  ----------------
                                                                                         6,393,063
                                                                                  ----------------

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
COMMERCIAL SERVICES -- 2.0%
Allied Waste
  Industries, Inc.*                                                      11,360   $        105,421
Apollo Group, Inc. Cl. A*                                                 6,588            531,717
Block (H&R), Inc.+                                                        5,874            287,826
Cendant Corp.                                                            37,842            884,746
Cintas Corp.                                                              6,190            271,493
Convergys Corp.*                                                          5,116             76,689
Donnelley (R.R.) &
  Sons Co.                                                                7,822            276,038
eBay, Inc.*                                                              23,720          2,758,162
Ecolab, Inc.+                                                             9,216            323,758
Equifax, Inc.                                                             4,859            136,538
Fluor Corp.+                                                              2,927            159,551
Moody's Corp.                                                             5,246            455,615
Paychex, Inc.                                                            13,497            459,978
PerkinElmer, Inc.                                                         4,608            103,634
Quest Diagnostics, Inc.                                                   3,664            350,095
Robert Half
  International, Inc.                                                     6,280            184,820
Ryder System, Inc.                                                        2,382            113,788
Waste Management, Inc.                                                   20,753            621,345
                                                                                  ----------------
                                                                                         8,101,214
                                                                                  ----------------

COMMUNICATIONS -- 2.2%
ADC
  Telecommunications, Inc.*                                              27,448             73,561
Andrew Corp.*                                                             5,761             78,522
Avaya, Inc.* +                                                           16,176            278,227
Ciena Corp.*                                                             19,241             64,265
Citizens
  Communications Co.                                                     12,201            168,252
L-3 Communications
  Holdings, Inc.                                                          3,800            278,312
Lucent
  Technologies, Inc.* +                                                 153,879            578,585
Network
  Appliance, Inc.* +                                                     12,820            425,880
Nextel Communications,
  Inc. Cl. A*                                                            39,730          1,191,900
Qualcomm, Inc.                                                           58,160          2,465,984
SBC Communications, Inc.                                                118,546          3,054,930
Scientific-Atlanta, Inc.                                                  5,510            181,885
Tellabs, Inc.*                                                           14,912            128,094
                                                                                  ----------------
                                                                                         8,968,397
                                                                                  ----------------

COMMUNICATIONS EQUIPMENT -- 0.4%
Motorola, Inc.                                                           86,010          1,479,372
                                                                                  ----------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.4%
Autodesk, Inc.                                                            8,180            310,431
Computer Sciences Corp.*                                                  6,787            382,583
Parametric
  Technology Corp.*                                                       9,034             53,210
Sun Microsystems, Inc.*                                                 118,808            639,187
Teradyne, Inc.*                                                           6,960   $        118,807
Unisys Corp.*                                                            11,915            121,295
                                                                                  ----------------
                                                                                         1,625,513
                                                                                  ----------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury
  Interactive Corp.* +                                                    3,370            153,503
                                                                                  ----------------

COMPUTERS & INFORMATION -- 4.4%
Apple Computer, Inc.*                                                    13,826            890,394
Cisco Systems, Inc.*                                                    234,773          4,531,119
Comverse
  Technology, Inc.*                                                       7,022            171,688
Dell, Inc.*                                                              88,547          3,731,371
EMC Corp.*                                                               85,932          1,277,809
Gateway, Inc.*                                                           12,490             75,065
International Business
  Machines Corp.                                                         59,344          5,850,132
International
  Game Technology                                                        12,316            423,424
Jabil Circuit, Inc.* +                                                    7,178            183,613
Lexmark
  International, Inc.*                                                    4,664            396,440
Solectron Corp.*                                                         34,381            183,251
Symbol
  Technologies, Inc.+                                                     8,535            147,655
                                                                                  ----------------
                                                                                        17,861,961
                                                                                  ----------------

COMPUTERS & OFFICE EQUIPMENT -- 0.9%
Electronic Data
  Systems Corp.                                                          17,871            412,820
Hewlett-Packard Co.                                                     107,815          2,260,881
Pitney Bowes, Inc.                                                        8,302            384,217
Xerox Corp.*                                                             34,014            578,578
                                                                                  ----------------
                                                                                         3,636,496
                                                                                  ----------------

CONTAINERS -- 0.2%
Ball Corp.                                                                4,020            176,800
Bemis Co., Inc.                                                           3,866            112,462
Pactiv Corp.*                                                             5,359            135,529
Sealed Air Corp.*                                                         2,991            159,331
Temple-Inland, Inc.                                                       2,038            139,399
                                                                                  ----------------
                                                                                           723,521
                                                                                  ----------------

COSMETICS & PERSONAL CARE -- 2.3%
Alberto-Culver Co.                                                        3,207            155,764
Avon Products, Inc.                                                      16,956            656,197
Colgate-Palmolive Co.                                                    18,977            970,863
The Gillette Co.                                                         35,783          1,602,363
Kimberly-Clark Corp.                                                     17,703          1,165,034
The Procter & Gamble Co.                                                 90,408          4,979,673
                                                                                  ----------------
                                                                                         9,529,894
                                                                                  ----------------

DATA PROCESSING & PREPARATION -- 0.8%
Affiliated Computer
  Services, Inc. Cl. A* +                                                 4,600            276,874
Automatic Data
  Processing, Inc.                                                       20,904   $        927,092
First Data Corp.                                                         29,533          1,256,334
Fiserv, Inc.*                                                             7,021            282,174
IMS Health, Inc.                                                          8,324            193,200
NCR Corp.*                                                                3,350            231,920
                                                                                  ----------------
                                                                                         3,167,594
                                                                                  ----------------

ELECTRIC UTILITIES -- 2.7%
AES Corp.*                                                               23,449            320,548
Allegheny Energy, Inc.* +                                                 5,020             98,944
Ameren Corp.+                                                             6,481            324,957
American Electric
  Power Co.+                                                             14,257            489,585
Calpine Corp.* +                                                         20,471             80,656
CenterPoint Energy, Inc.+                                                11,363            128,402
Cinergy Corp.                                                             6,563            273,218
CMS Energy Corp.* +                                                       5,538             57,872
Consolidated Edison, Inc.+                                                8,750            382,812
Constellation Energy
  Group, Inc.                                                             5,925            258,982
Dominion Resources, Inc.                                                 11,878            804,616
DTE Energy Co.+                                                           6,037            260,376
Duke Energy Corp.                                                        33,635            851,975
Edison International                                                     11,730            375,712
Entergy Corp.                                                             8,160            551,534
Exelon Corp.+                                                            23,636          1,041,639
FirstEnergy Corp.                                                        11,857            468,470
FPL Group, Inc.+                                                          6,686            499,778
NiSource, Inc.                                                            9,446            215,180
PG&E Corp.*                                                              14,421            479,931
Pinnacle West
  Capital Corp.                                                           3,200            142,112
PPL Corp.                                                                 6,689            356,390
Progress Energy, Inc.+                                                    8,872            401,369
Public Service Enterprise
  Group, Inc.+                                                            8,598            445,118
Southern Co.+                                                            26,487            887,844
Teco Energy, Inc.+                                                        7,361            112,918
TXU Corp.+                                                                8,777            566,643
                                                                                  ----------------
                                                                                        10,877,581
                                                                                  ----------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 6.8%
Advanced Micro
  Devices, Inc.* +                                                       12,760            280,975
Altera Corp.*                                                            13,320            275,724
American Power
  Conversion Corp.                                                        7,130            152,582
Analog Devices, Inc.                                                     13,570            501,004
Applied Micro
  Circuits Corp.*                                                        10,300             43,363
Broadcom Corp. Cl. A*                                                    11,553            372,931
Emerson Electric Co.                                                     14,957          1,048,486
Freescale Semiconductor,
  Inc. Cl. B*                                                            14,325            263,007

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
General Electric Co.                                                    377,093   $     13,763,894
Intel Corp.                                                             225,402          5,272,153
JDS Uniphase Corp.* +                                                    51,388            162,900
Johnson Controls, Inc.                                                    6,750            428,220
Kla-Tencor Corp.* +                                                       7,006            326,339
Linear Technology Corp.                                                  11,030            427,523
LSI Logic Corp.*                                                         13,828             75,777
Maxim Integrated
  Products, Inc.                                                         11,660            494,267
Micron
  Technology, Inc.* +                                                    21,917            270,675
Molex, Inc.+                                                              6,790            203,700
National
  Semiconductor Corp.                                                    12,896            231,483
Novellus Systems, Inc.                                                    5,150            143,633
Nvidia Corp.*                                                             6,000            141,360
PMC-Sierra, Inc.*                                                         6,189             69,626
Power-One, Inc.*                                                          3,020             26,938
Qlogic Corp.*                                                             3,300            121,209
Rockwell Automation, Inc.                                                 6,568            325,444
Sanmina-SCI Corp.* +                                                     18,652            157,982
Texas Instruments, Inc.                                                  61,926          1,524,618
Xilinx, Inc.                                                             12,411            367,986
                                                                                  ----------------
                                                                                        27,473,799
                                                                                  ----------------

ENERGY -- 7.2%
Amerada Hess Corp.                                                        3,253            267,982
Anadarko Petroleum Corp.                                                  8,922            578,235
Apache Corp.                                                             11,700            591,669
BJ Services Co.                                                           5,800            269,932
Burlington Resources, Inc.                                               14,200            617,700
ChevronTexaco Corp.                                                      75,544          3,966,815
ConocoPhillips                                                           24,664          2,141,575
Devon Energy Corp.                                                       17,370            676,040
Dynegy, Inc. Cl. A* +                                                    14,427             66,653
El Paso Corp.                                                            22,846            237,598
EOG Resources, Inc.                                                       4,200            299,712
Exxon Mobil Corp.                                                       229,934         11,786,417
Halliburton Co.                                                          15,765            618,619
Kerr-McGee Corp.                                                          5,446            314,724
KeySpan Corp.                                                             5,780            228,021
Kinder Morgan, Inc.                                                       4,390            321,041
Marathon Oil Corp.                                                       12,405            466,552
Nabors Industries Limited*                                                5,315            272,606
Nicor, Inc.+                                                              1,589             58,698
Noble Corp.*                                                              4,840            240,742
Occidental
  Petroleum Corp.                                                        14,004            817,273
Peoples Energy Corp.                                                      1,357             59,640
Rowan Companies, Inc.*                                                    3,821             98,964
Schlumberger Limited                                                     21,139          1,415,256
Sempra Energy+                                                            8,317            305,068
Sunoco, Inc.                                                              2,693            220,045
Transocean, Inc.* +                                                      11,527            488,630
Unocal Corp.                                                              9,457   $        408,921
Valero Energy Corp.                                                       9,100            413,140
The Williams
  Companies, Inc.                                                        19,818            322,835
Xcel Energy, Inc.                                                        14,472            263,390
XTO Energy, Inc.                                                          9,300            329,034
                                                                                  ----------------
                                                                                        29,163,527
                                                                                  ----------------

ENTERTAINMENT & LEISURE -- 1.0%
Brunswick Corp.                                                           3,239            160,330
Harrah's
  Entertainment, Inc.+                                                    4,023            269,098
News Corp., Inc. Cl. A+                                                  92,200          1,720,452
The Walt Disney Co.                                                      73,422          2,041,132
                                                                                  ----------------
                                                                                         4,191,012
                                                                                  ----------------

FINANCIAL SERVICES -- 3.9%
American Express Co.                                                     44,772          2,523,798
Apartment Investment &
  Management Co. Cl. A                                                    3,400            131,036
Archstone-Smith Trust                                                     6,200            237,460
Bear Stearns
  Companies, Inc.                                                         3,718            380,389
CIT Group, Inc.                                                           7,500            343,650
Countrywide
  Financial Corp.                                                        20,154            745,900
E Trade Financial Corp.*                                                 13,300            198,835
Federated Investors,
  Inc. Cl. B                                                              3,900            118,560
Franklin Resources, Inc.                                                  8,928            621,835
The Goldman Sachs
  Group, Inc.                                                            17,325          1,802,493
Huntington
  Bancshares, Inc.+                                                       8,234            204,039
Janus Capital Group, Inc.                                                 8,550            143,725
Lehman Brothers
  Holdings, Inc.                                                          9,672            846,107
MBNA Corp.                                                               45,621          1,286,056
Merrill Lynch & Co., Inc.                                                33,169          1,982,511
Morgan Stanley                                                           39,191          2,175,884
PNC Financial Services
  Group, Inc.                                                            10,049            577,215
Price (T. Rowe)
  Group, Inc.                                                             4,500            279,900
ProLogis Trust                                                            6,500            281,645
The Schwab
  (Charles) Corp.+                                                       48,761            583,182
Simon Property
  Group, Inc.                                                             7,700            497,959
                                                                                  ----------------
                                                                                        15,962,179
                                                                                  ----------------

FOODS -- 1.9%
Archer-Daniels-Midland Co.                                               23,261            518,953
Campbell Soup Co.                                                        14,702            439,443
ConAgra Foods, Inc.                                                      18,872   $        555,780
General Mills, Inc.+                                                     13,008            646,628
Heinz (H. J.) Co.                                                        12,522            488,233
Hershey Foods Corp.                                                       8,844            491,196
Kellogg Co.                                                              14,764            659,360
The Kroger Co.* +                                                        26,418            463,372
McCormick & Co., Inc.                                                     4,900            189,140
Safeway, Inc.*                                                           15,960            315,050
Sara Lee Corp.                                                           28,365            684,731
Starbucks Corp.*                                                         14,230            887,383
SuperValu, Inc.                                                           4,821            166,421
Sysco Corp.+                                                             22,830            871,421
Wrigley (Wm.) Jr. Co.                                                     8,034            555,872
                                                                                  ----------------
                                                                                         7,932,983
                                                                                  ----------------

FOREST PRODUCTS & PAPER -- 0.5%
Georgia-Pacific Corp.                                                     9,270            347,440
International Paper Co.                                                  17,389            730,338
MeadWestvaco Corp.                                                        7,201            244,042
OfficeMax, Inc.                                                           3,142             98,596
Plum Creek Timber
  Co., Inc.                                                               6,600            253,704
Weyerhaeuser Co.                                                          8,490            570,698
                                                                                  ----------------
                                                                                         2,244,818
                                                                                  ----------------

HEALTHCARE -- 1.1%
Caremark Rx, Inc.*                                                       16,600            654,538
Express Scripts, Inc.*                                                    2,800            214,032
HCA, Inc.                                                                14,976            598,441
Health Management
  Associates, Inc. Cl. A                                                  8,700            197,664
Humana, Inc.*                                                             5,703            169,322
Laboratory Corp. of
  America Holdings*                                                       5,000            249,100
Manor Care, Inc.                                                          3,132            110,967
Tenet Healthcare Corp.* +                                                16,659            182,916
UnitedHealth Group, Inc.                                                 23,240          2,045,817
                                                                                  ----------------
                                                                                         4,422,797
                                                                                  ----------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.3%
Centex Corp.+                                                             4,446            264,893
KB Home                                                                   1,671            174,452
Leggett & Platt, Inc.                                                     6,850            194,745
Maytag Corp.+                                                             2,786             58,785
Pulte Homes, Inc.                                                         4,522            288,504
Whirlpool Corp.+                                                          2,369            163,958
                                                                                  ----------------
                                                                                         1,145,337
                                                                                  ----------------

HOUSEHOLD PRODUCTS -- 0.6%
Black & Decker Corp.+                                                     2,950            260,573
The Clorox Co.                                                            5,470            322,347
Corning, Inc.*                                                           49,791            586,040
Fortune Brands, Inc.                                                      5,180            399,792
Newell Rubbermaid, Inc.                                                   9,835            237,909

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
Sherwin-Williams Co.                                                      5,129   $        228,907
Snap-On, Inc.                                                             2,153             73,977
The Stanley Works+                                                        3,005            147,215
                                                                                  ----------------
                                                                                         2,256,760
                                                                                  ----------------

INDUSTRIAL - DISTRIBUTION -- 0.1%
Grainger (W.W.), Inc.                                                     3,332            221,978
                                                                                  ----------------

INDUSTRIAL - DIVERSIFIED -- 1.9%
3M Co.                                                                   27,972          2,295,662
Cooper Industries
  Limited Cl. A                                                           3,414            231,776
Danaher Corp.                                                            11,010            632,084
Eaton Corp.                                                               5,394            390,310
Illinois Tool Works, Inc.                                                10,543            977,125
ITT Industries, Inc.                                                      3,337            281,810
Textron, Inc.                                                             4,932            363,982
Tyco International Limited                                               71,874          2,568,777
                                                                                  ----------------
                                                                                         7,741,526
                                                                                  ----------------

INFORMATION RETRIEVAL SERVICES -- 0.4%
Yahoo!, Inc.*                                                            48,816          1,839,387
                                                                                  ----------------

INSURANCE -- 5.0%
ACE Limited                                                              10,200            436,050
Aetna, Inc.                                                               5,249            654,813
AFLAC, Inc.                                                              18,120            721,901
Allstate Corp.                                                           24,804          1,282,863
Ambac Financial
  Group, Inc.                                                             3,875            318,254
American International
  Group, Inc.                                                            93,070          6,111,907
Aon Corp.                                                                11,246            268,330
Chubb Corp.                                                               6,873            528,534
Cigna Corp.                                                               4,940            402,956
Cincinnati Financial Corp.                                                6,083            269,234
The Hartford Financial
  Services Group, Inc.+                                                  10,558            731,775
Jefferson-Pilot Corp.                                                     4,920            255,643
Lincoln National Corp.                                                    6,341            295,998
Loews Corp.                                                               6,658            468,057
Marsh & McLennan
  Companies, Inc.                                                        18,642            613,322
MBIA, Inc.+                                                               5,175            327,474
Metlife, Inc.                                                            26,832          1,086,964
MGIC Investment Corp.                                                     3,589            247,318
Principal Financial
  Group, Inc.                                                            11,200            458,528
Progressive Corp.                                                         7,148            606,436
Prudential Financial, Inc.                                               18,600          1,022,256
Safeco Corp.                                                              4,559            238,162
St. Paul
  Travelers Companies                                                    23,963            888,308
Torchmark Corp.                                                           3,926            224,332
UnumProvident Corp.                                                      10,670            191,420
WellPoint, Inc.*                                                         10,603   $      1,219,345
XL Capital Limited Cl. A+                                                 5,027            390,347
                                                                                  ----------------
                                                                                        20,260,527
                                                                                  ----------------

LODGING -- 0.3%
Hilton Hotels Corp.                                                      13,791            313,607
Marriott International,
  Inc. Cl. A                                                              8,164            514,169
Starwood Hotels &
  Resorts Worldwide, Inc.                                                 7,440            434,496
                                                                                  ----------------
                                                                                         1,262,272
                                                                                  ----------------

MACHINERY & COMPONENTS -- 0.9%
Baker Hughes, Inc.                                                       11,898            507,688
Caterpillar, Inc.                                                        12,252          1,194,693
Cummins, Inc.                                                             1,539            128,953
Deere & Co.                                                               8,843            657,919
Dover Corp.                                                               7,335            307,630
Ingersoll-Rand Co. Cl. A                                                  6,283            504,525
Pall Corp.+                                                               4,592            132,938
Parker-Hannifin Corp.                                                     4,314            326,742
                                                                                  ----------------
                                                                                         3,761,088
                                                                                  ----------------

MANUFACTURING -- 0.4%
American Standard
  Companies, Inc.*                                                        7,700            318,164
Applied Materials, Inc.*                                                 60,706          1,038,073
Avery Dennison Corp.                                                      3,928            235,562
Millipore Corp.* +                                                        1,815             90,405
                                                                                  ----------------
                                                                                         1,682,204
                                                                                  ----------------

MEDICAL SUPPLIES -- 2.4%
Agilent Technologies, Inc.*                                              17,383            418,930
Allergan, Inc.                                                            4,707            381,596
Applied Biosystems
  Group-Applera Corp.                                                     7,238            151,347
Bard (C.R.), Inc.                                                         3,720            238,006
Bausch & Lomb, Inc.                                                       1,892            121,958
Baxter International, Inc.                                               21,992            759,604
Becton, Dickinson & Co.                                                   8,948            508,246
Biomet, Inc.                                                              9,055            392,896
Boston Scientific Corp.*                                                 30,122          1,070,837
Fisher
  Scientific International*                                               4,100            255,758
Guidant Corp.                                                            11,188            806,655
Medtronic, Inc.                                                          43,181          2,144,800
St. Jude Medical, Inc.*                                                  12,644            530,163
Stryker Corp.                                                            14,300            689,975
Tektronix, Inc.                                                           3,120             94,255
Thermo Electron Corp.*                                                    5,854            176,732
Waters Corp.*                                                             4,200            196,518
Zimmer Holdings, Inc.*                                                    8,722            698,807
                                                                                  ----------------
                                                                                         9,637,083
                                                                                  ----------------

METALS & MINING -- 0.7%
Alcoa, Inc.                                                              31,088   $        976,785
Allegheny
  Technologies, Inc.                                                      3,144             68,130
Freeport-McMoRan Copper &
  Gold, Inc. Cl. B+                                                       6,333            242,111
Newmont Mining Corp.+                                                    15,809            702,078
Nucor Corp.+                                                              5,712            298,966
Phelps Dodge Corp.                                                        3,385            334,844
United States Steel Corp.+                                                4,054            207,767
                                                                                  ----------------
                                                                                         2,830,681
                                                                                  ----------------

PHARMACEUTICALS -- 8.5%
Abbott Laboratories                                                      55,798          2,602,977
AmerisourceBergen Corp.                                                   4,076            239,180
Amgen, Inc.*                                                             45,206          2,899,965
Biogen Idec, Inc.* +                                                     12,037            801,785
Bristol-Myers Squibb Co.                                                 69,542          1,781,666
Cardinal Health, Inc.+                                                   15,469            899,522
Chiron Corp.* +                                                           6,660            221,978
Eli Lilly & Co.                                                          40,380          2,291,565
Forest Laboratories, Inc.* +                                             13,280            595,741
Genzyme Corp.*                                                            8,100            470,367
Gilead Sciences, Inc.*                                                   15,344            536,887
Hospira, Inc.*                                                            5,539            185,556
Johnson & Johnson                                                       106,012          6,723,281
King
  Pharmaceuticals, Inc.*                                                  8,867            109,951
McKesson Corp.                                                           10,587            333,067
Medco Health
  Solutions, Inc.*                                                        9,720            404,352
Medimmune, Inc.*                                                          8,864            240,303
Merck & Co., Inc.                                                        79,343          2,550,084
Mylan Laboratories, Inc.+                                                 9,800            173,264
Pfizer, Inc.                                                            268,427          7,218,002
Schering-Plough Corp.                                                    52,688          1,100,125
Sigma-Aldrich Corp.                                                       2,484            150,183
Watson
  Pharmaceutical, Inc.*                                                   3,970            130,256
Wyeth                                                                    47,656          2,029,669
                                                                                  ----------------
                                                                                        34,689,726
                                                                                  ----------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.+                                                       10,260            330,885
                                                                                  ----------------

PREPACKAGED SOFTWARE -- 4.2%
Adobe Systems, Inc.                                                       8,606            539,940
BMC Software, Inc.*                                                       8,065            150,009
Citrix Systems, Inc.*                                                     6,092            149,437
Computer Associates
  International, Inc.+                                                   20,923            649,868
Compuware Corp.*                                                         13,878             89,791
Electronic Arts, Inc.*                                                   10,900            672,312
Intuit, Inc.*                                                             6,910            304,109

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
Microsoft                                                               387,528   $     10,350,873
Novell, Inc.*                                                            13,976             94,338
Oracle Corp.*                                                           182,861          2,508,853
Siebel Systems, Inc.*                                                    18,118            190,239
SunGard Data
  Systems, Inc.*                                                         10,300            291,799
Symantec Corp.*                                                          22,600            582,176
Veritas Software Corp.*                                                  15,546            443,838
                                                                                  ----------------
                                                                                        17,017,582
                                                                                  ----------------

REAL ESTATE -- 0.2%
Equity Office
  Properties Trust                                                       14,460            421,075
Equity Residential                                                       10,000            361,800
                                                                                  ----------------
                                                                                           782,875
                                                                                  ----------------

RESTAURANTS -- 0.6%
Darden Restaurants, Inc.                                                  5,692            157,896
McDonald's Corp.                                                         44,877          1,438,757
Wendy's International, Inc.                                               4,075            159,984
Yum! Brands, Inc.                                                        10,398            490,578
                                                                                  ----------------
                                                                                         2,247,215
                                                                                  ----------------

RETAIL -- 5.7%
AutoZone, Inc.*                                                           2,954            269,730
Bed Bath & Beyond, Inc.*                                                 10,750            428,172
Best Buy Co., Inc.                                                       11,630            691,055
Big Lots, Inc.*                                                           4,174             50,631
Circuit City Stores, Inc.+                                                7,100            111,044
Costco Wholesale Corp.                                                   16,442            795,957
CVS Corp.                                                                14,303            644,636
Dillards, Inc. Cl. A                                                      3,001             80,637
Dollar General Corp.                                                     11,714            243,300
Family Dollar Stores, Inc.+                                               6,051            188,973
Federated Department
  Stores, Inc.                                                            6,063            350,381
The Home Depot, Inc.                                                     78,437          3,352,397
J.C. Penney Co., Inc.                                                    10,309            426,793
Kohl's Corp.*                                                            12,223            601,005
Lowe's Companies, Inc.                                                   27,882          1,605,724
The May Department
  Stores Co.                                                             10,432            306,701
Office Depot, Inc.*                                                      11,265            195,560
RadioShack Corp.                                                          5,705            187,580
Sears, Roebuck and Co.                                                    7,629            389,308
Staples, Inc.                                                            17,773            599,128
Target Corp.                                                             32,268          1,675,677
Tiffany & Co.                                                             5,192            165,988
TJX Companies, Inc.+                                                     17,476            439,172
Toys R Us, Inc.*                                                          7,662            156,841
Walgreen Co.                                                             36,604          1,404,495
Wal-Mart Stores, Inc.                                                   150,912          7,971,172
                                                                                  ----------------
                                                                                        23,332,057
                                                                                  ----------------

RETAIL - GROCERY -- 0.1%
Albertson's, Inc.+                                                       13,147   $        313,950
                                                                                  ----------------
TELEPHONE UTILITIES -- 2.2%
Alltel Corp.                                                             10,967            644,421
AT&T Corp.                                                               28,684            546,717
BellSouth Corp.                                                          65,520          1,820,801
CenturyTel, Inc.                                                          4,931            174,903
Qwest Communications
  International, Inc.*                                                   66,058            293,298
Sprint Corp. (FON Group)                                                 52,135          1,295,555
Verizon
  Communications, Inc.                                                   99,029          4,011,665
                                                                                  ----------------
                                                                                         8,787,360
                                                                                  ----------------

TOBACCO -- 1.3%
Altria Group, Inc.                                                       73,429          4,486,512
Reynolds American, Inc.+                                                  5,400            424,440
UST, Inc.                                                                 6,022            289,718
                                                                                  ----------------
                                                                                         5,200,670
                                                                                  ----------------

TOYS, GAMES -- 0.1%
Hasbro, Inc.                                                              6,391            123,858
Mattel, Inc.                                                             14,889            290,187
                                                                                  ----------------
                                                                                           414,045
                                                                                  ----------------

TRANSPORTATION -- 1.9%
Burlington Northern
  Santa Fe Corp.                                                         13,286            628,561
Carnival Corp.                                                           22,585          1,301,574
CSX Corp.                                                                 7,665            307,213
FedEx Corp.                                                              10,803          1,063,987
Norfolk Southern Corp.                                                   14,089            509,881
Union Pacific Corp.                                                       9,217            619,843
United Parcel Service,
  Inc. Cl. B                                                             39,900          3,409,854
                                                                                  ----------------
                                                                                         7,840,913
                                                                                  ----------------

TRAVEL -- 0.0%
Sabre Holdings Corp.                                                      4,931            109,271
                                                                                  ----------------

TOTAL EQUITIES
(COST $373,180,319)                                                                    403,171,478
                                                                                  ----------------

                                                                   PRINCIPAL
                                                                    AMOUNT
                                                               ----------------
SHORT-TERM INVESTMENTS -- 7.5%

CASH EQUIVALENTS -- 6.9%**
American AAdvanage
  Select Money
  Market Fund                                                           325,065            325,065
Bank of America
  Bank Note
  2.260% 02/15/2005                                            $        242,843            242,843

                                                                   PRINCIPAL           MARKET
                                                                    AMOUNT             VALUE
                                                               ----------------   ----------------
Bank of America
  Bank Note
  2.270% 01/18/2005                                            $        566,633   $        566,633
Bank of America
  Bank Note
  2.270% 03/03/2005                                                   1,052,318          1,052,318
Bank of America
  Bank Note
  2.300% 06/09/2005                                                     566,633            566,633
Bank of Montreal
  Eurodollar Time Deposit
  2.125% 02/02/2005                                                     246,890            246,890
Bank of Montreal
  Eurodollar Time Deposit
  2.260% 01/28/2005                                                     256,537            256,537
BGI Institutional Money
  Market Fund                                                         2,914,112          2,914,112
BNP Paribas
  Eurodollar Time Deposit
  2.300% 01/03/2005                                                     161,895            161,895
Calyon
  Eurodollar Time Deposit
  2.435% 03/16/2005                                                     692,911            692,911
Canadian Imperial Bank
  of Commerce Bank Note
  2.030% 05/18/2005                                                   1,618,951          1,618,951
Citigroup
  Eurodollar Time Deposit
  2.080% 01/28/2005                                                     635,438            635,438
Den Danske Bank
  Eurodollar Time Deposit
  2.260% 01/20/2005                                                     971,371            971,371
Dexia Group
  Eurodollar Time Deposit
  2.040% 01/21/2005                                                     323,790            323,790
Federal Home Loan Bank
  Discount Note
  2.184% 01/05/2005                                                   1,005,605          1,005,605
Fortis Bank
  Eurodollar Time Deposit
  2.140% 01/12/2005                                                     323,790            323,790
Fortis Bank
  Eurodollar Time Deposit
  2.200% 02/11/2005                                                     242,843            242,843
Fortis Bank
  Eurodollar Time Deposit
  2.260% 01/05/2005                                                   1,335,635          1,335,635
Freddie Mac
  Discount Note
  2.184% 01/04/2005                                                   1,131,413          1,131,413
Freddie Mac
  Discount Note
  2.228% 02/01/2005                                                     302,051            302,051

    The accompanying notes are an integral part of the financial statements.

                                                                   PRINCIPAL           MARKET
                                                                    AMOUNT             VALUE
                                                               ----------------   ----------------
Freddie Mac
  Discount Note
  2.277% 02/01/2005                                            $      1,413,534   $      1,413,534
General Electric
  Capital Corp.
  2.294% 01/21/2005                                                     460,969            460,969
General Electric
  Capital Corp.
  2.295% 01/10/2005                                                     788,681            788,681
HBOS Halifax Bank
  of Scotland
  Eurodollar Time Deposit
  2.025% 01/21/2005                                                     372,359            372,359
Lloyds TSB Bank
  Eurodollar Time Deposit
  2.280% 02/02/2005                                                     396,643            396,643
Merrill Lynch Premier
  Institutional Money
  Market Fund                                                           534,256            534,256
Merrimac Cash Fund,
  Premium Class                                                       1,214,213          1,214,213
Morgan Stanley Dean
  Witter & Co.
  2.393% 07/19/2005                                                   1,068,508          1,068,508
Royal Bank of Canada
  Eurodollar Time Deposit
  2.250% 01/19/2005                                                     809,476            809,476
Royal Bank of Canada
  Eurodollar Time Deposit
  2.260% 02/01/2005                                                     647,580            647,580
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.015% 01/21/2005                                                     934,135            934,135
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.270% 02/02/2005                                                     485,685            485,685
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.360% 02/17/2005                                                      80,948             80,948
Toronto Dominion Bank
  Eurodollar Time Deposit
  2.420% 03/01/2005                                                     809,476            809,476
Wells Fargo
  Eurodollar Time Deposit
  2.270% 01/25/2005                                                     202,369            202,369
Wells Fargo
  Eurodollar Time Deposit
  2.310% 01/28/2005                                                     809,476            809,476
Wells Fargo
  Eurodollar Time Deposit
  2.320% 01/14/2005                                                   1,939,503          1,939,503
                                                                                  ----------------
                                                                                        27,884,535
                                                                                  ----------------

REPURCHASE AGREEMENT -- 0.5%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2004, 1.75%,
  due 01/03/2005(a)                                            $      2,030,018   $      2,030,018
                                                                                  ----------------

U.S. TREASURY BILLS -- 0.1%
U.S. Treasury Bill
  2.140% 03/24/2005                                                     385,000            383,152
                                                                                  ----------------

TOTAL SHORT-TERM
INVESTMENTS
(COST $30,297,676)                                                                      30,297,705
                                                                                  ----------------

TOTAL INVESTMENTS -- 106.7%
(COST $403,477,995)***                                                                 433,469,183

OTHER ASSETS/
(LIABILITIES) -- (6.7%)                                                                (27,132,777)
                                                                                  ----------------

NET ASSETS -- 100.0%                                                              $    406,336,406
                                                                                  ================

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  See Note 7 for aggregate cost for Federal tax purposes.
+    Denotes all or a portion of security on loan.
(a) Maturity value of $2,030,314. Collateralized by U.S. Government Agency obligation with a rate of 5.875%, maturity date of 5/25/2015, and an aggregate market value, including accrued interest, of $2,131,519.

    The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND -- PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2004

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
EQUITIES -- 100.0%
ADVERTISING -- 0.1%
Omnicom Group, Inc.+                                                        200   $         16,864
                                                                                  ----------------
AEROSPACE & DEFENSE -- 2.6%
Boeing Co.                                                                2,500            129,425
General Dynamics Corp.                                                      600             62,760
Goodrich Corp.                                                            1,000             32,640
Honeywell
  International, Inc.                                                     1,300             46,033
Lockheed Martin Corp.                                                       700             38,885
Northrop Grumman Corp.                                                      600             32,616
Raytheon Co.                                                                800             31,064
Rockwell Collins, Inc.                                                      300             11,832
United Technologies Corp.                                                   800             82,680
                                                                                  ----------------
                                                                                           467,935
                                                                                  ----------------

APPAREL, TEXTILES & SHOES -- 1.1%
Coach, Inc.*                                                                200             11,280
The Gap, Inc.                                                             2,600             54,912
Jones Apparel Group, Inc.                                                   300             10,971
Limited Brands                                                            1,600             36,832
Liz Claiborne, Inc.                                                         200              8,442
Nike, Inc. Cl. B                                                            400             36,276
Nordstrom, Inc.                                                             300             14,019
Reebok International
  Limited+                                                                  100              4,400
VF Corp.                                                                    500             27,690
                                                                                  ----------------
                                                                                           204,822
                                                                                  ----------------

AUTOMOTIVE & PARTS -- 0.9%
Cooper Tire & Rubber Co.+                                                   100              2,155
Ford Motor Co.+                                                           6,700             98,088
General Motors Corp.+                                                       100              4,006
Genuine Parts Co.                                                           400             17,624
The Goodyear Tire &
  Rubber Co.* +                                                             300              4,398
Harley-Davidson, Inc.                                                       300             18,225
Paccar, Inc.                                                                300             24,144
                                                                                  ----------------
                                                                                           168,640
                                                                                  ----------------

BANKING, SAVINGS & LOANS -- 12.0%
AmSouth Bancorporation+                                                     900             23,310
Bank of America Corp.                                                     6,700            314,833
Bank of New York Co., Inc.                                                  800             26,736
BB&T Corp.                                                                  900             37,845
Citigroup, Inc.                                                           9,600            462,528
Comerica, Inc.+                                                             600             36,612
Fannie Mae                                                                1,500            106,815
Fifth Third Bancorp                                                         900             42,552
First Horizon
  National Corp.+                                                           200              8,622
Freddie Mac                                                               1,100   $         81,070
Golden West
  Financial Corp.                                                           400             24,568
JP Morgan Chase & Co.                                                     5,900            230,159
KeyCorp                                                                   1,300             44,070
M&T Bank Corp.                                                              200             21,568
Marshall and Ilsley Corp.                                                   400             17,680
Mellon Financial Corp.                                                      700             21,777
National City Corp.+                                                      2,400             90,120
North Fork
  Bancorporation, Inc.                                                      750             21,637
Northern Trust Corp.                                                        300             14,574
Providian
  Financial Corp.* +                                                      2,000             32,940
Regions Financial Corp.                                                     670             23,845
SLM Corp.                                                                   700             37,373
Sovereign Bancorp, Inc.                                                     600             13,530
SunTrust Banks, Inc.                                                        600             44,328
Synovus Financial Corp.                                                     300              8,574
U.S. Bancorp                                                              3,000             93,960
Wachovia Corp.                                                            2,445            128,607
Washington Mutual, Inc.                                                   1,300             54,964
Wells Fargo & Co.                                                         1,600             99,440
Zions Bancorp                                                               100              6,803
                                                                                  ----------------
                                                                                         2,171,440
                                                                                  ----------------

BEVERAGES -- 1.6%
Brown-Forman Corp. Cl. B                                                    200              9,736
The Coca-Cola Co.                                                         2,200             91,586
Coca-Cola Enterprises, Inc.                                                 800             16,680
Coors (Adolph) Co. Cl. B                                                    100              7,567
The Pepsi Bottling
  Group, Inc.+                                                            1,000             27,040
PepsiCo, Inc.                                                             2,800            146,160
                                                                                  ----------------
                                                                                           298,769
                                                                                  ----------------

BROADCASTING, PUBLISHING & PRINTING -- 2.6%
Clear Channel
  Communications, Inc.+                                                     900             30,141
Comcast Corp. Cl. A*                                                      2,200             73,216
Dow Jones & Co., Inc.+                                                      100              4,306
Gannett Co., Inc.                                                           300             24,510
Knight Ridder, Inc.+                                                        200             13,388
The McGraw-Hill
  Companies, Inc.                                                           400             36,616
Meredith Corp.                                                              300             16,260
New York Times Co. Cl. A+                                                   200              8,160
Time Warner, Inc.*                                                        7,500            145,800
Tribune Co.                                                                 300             12,642
Univision Communications,
  Inc. Cl. A* +                                                             100              2,927
Viacom, Inc. Cl. B                                                        2,800   $        101,892
                                                                                  ----------------
                                                                                           469,858
                                                                                  ----------------

BUILDING MATERIALS & CONSTRUCTION -- 0.3%
Louisiana-Pacific Corp.                                                     300              8,022
Masco Corp.                                                                 800             29,224
Vulcan Materials Co.                                                        200             10,922
                                                                                  ----------------
                                                                                            48,168
                                                                                  ----------------

CHEMICALS -- 1.6%
Air Products &
  Chemicals, Inc.                                                           300             17,391
Ashland, Inc.                                                               100              5,838
Dow Chemical Co.                                                          1,600             79,216
Du Pont (E.I.)
  de Nemours & Co.                                                        1,600             78,480
Eastman Chemical Co.                                                        100              5,773
Engelhard Corp.                                                             200              6,134
International Flavors &
  Fragrances, Inc.                                                          100              4,284
Monsanto Co.                                                                900             49,995
PPG Industries, Inc.                                                        500             34,080
Rohm & Haas Co.                                                             400             17,692
                                                                                  ----------------
                                                                                           298,883
                                                                                  ----------------

COMMERCIAL SERVICES -- 2.1%
Apollo Group, Inc. Cl. A*                                                   100              8,071
Block (H&R), Inc.+                                                          300             14,700
Cendant Corp.                                                             1,700             39,746
Cintas Corp.+                                                               200              8,772
Convergys Corp.*                                                            300              4,497
Donnelley (R.R.) &
  Sons Co.                                                                  100              3,529
eBay, Inc.*                                                               1,100            127,908
Ecolab, Inc.+                                                               200              7,026
Equifax, Inc.                                                               700             19,670
Moody's Corp.                                                               300             26,055
Paychex, Inc.                                                               500             17,040
PerkinElmer, Inc.                                                         2,100             47,229
Quest Diagnostics, Inc.                                                     200             19,110
Robert Half
  International, Inc.                                                       100              2,943
Ryder System, Inc.                                                          100              4,777
Waste Management, Inc.                                                      900             26,946
                                                                                  ----------------
                                                                                           378,019
                                                                                  ----------------

COMMUNICATIONS -- 2.0%
Avaya, Inc.* +                                                              800             13,760
Citizens
  Communications Co.                                                        500              6,895
Lucent Technologies, Inc.* +                                              7,200             27,072
Network Appliance, Inc.*                                                    600             19,932

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
Nextel Communications,
  Inc. Cl. A*                                                               500   $         15,000
Qualcomm, Inc.                                                            1,900             80,560
SBC Communications, Inc.                                                  7,100            182,967
Scientific-Atlanta, Inc.                                                    300              9,903
Tellabs, Inc.*                                                              700              6,013
                                                                                  ----------------
                                                                                           362,102
                                                                                  ----------------

COMMUNICATIONS EQUIPMENT -- 0.7%
Motorola, Inc.                                                            7,000            120,400
                                                                                  ----------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.9%
Autodesk, Inc.                                                              800             30,360
Computer Sciences Corp.*                                                    500             28,185
Parametric
  Technology Corp.*                                                       3,300             19,437
Sun Microsystems, Inc.*                                                  14,600             78,548
Unisys Corp.*                                                               500              5,090
                                                                                  ----------------
                                                                                           161,620
                                                                                  ----------------

COMPUTERS & INFORMATION -- 4.6%
Apple Computer, Inc.*                                                       600             38,640
Cisco Systems, Inc.*                                                     11,300            218,090
Comverse Technology, Inc.*                                                  300              7,335
Dell, Inc.*                                                               4,100            172,774
EMC Corp.*                                                                3,900             57,993
Gateway, Inc.*                                                              600              3,606
International Business
  Machines Corp.                                                          3,000            295,740
International
  Game Technology                                                           400             13,752
Jabil Circuit, Inc.* +                                                      200              5,116
Lexmark
  International, Inc.*                                                      200             17,000
Solectron Corp.*                                                            100                533
Symbol Technologies, Inc.                                                   300              5,190
                                                                                  ----------------
                                                                                           835,769
                                                                                  ----------------

COMPUTERS & OFFICE EQUIPMENT -- 1.0%
Electronic Data
  Systems Corp.                                                             800             18,480
Hewlett-Packard Co.                                                       4,900            102,753
Pitney Bowes, Inc.                                                          300             13,884
Xerox Corp.*                                                              3,200             54,432
                                                                                  ----------------
                                                                                           189,549
                                                                                  ----------------

CONTAINERS -- 0.2%
Ball Corp.                                                                  200              8,796
Bemis Co., Inc.                                                             200              5,818
Pactiv Corp.*                                                               300              7,587
Sealed Air Corp.*                                                           200             10,654
Temple-Inland, Inc.                                                         100              6,840
                                                                                  ----------------
                                                                                            39,695
                                                                                  ----------------

COSMETICS & PERSONAL CARE -- 2.3%
Alberto-Culver Co.                                                          150   $          7,286
Avon Products, Inc.                                                         800             30,960
The Gillette Co.                                                          1,700             76,126
Kimberly-Clark Corp.                                                        800             52,648
The Procter & Gamble Co.                                                  4,400            242,352
                                                                                  ----------------
                                                                                           409,372
                                                                                  ----------------

DATA PROCESSING & PREPARATION -- 0.9%
Affiliated Computer
  Services, Inc. Cl. A* +                                                   200             12,038
Automatic Data
  Processing, Inc.                                                          900             39,915
Deluxe Corp.+                                                               300             11,199
First Data Corp.                                                          1,300             55,302
Fiserv, Inc.*                                                                50              2,010
IMS Health, Inc.                                                            400              9,284
NCR Corp.*                                                                  600             41,538
                                                                                  ----------------
                                                                                           171,286
                                                                                  ----------------

ELECTRIC UTILITIES -- 2.8%
Allegheny Energy, Inc.* +                                                   200              3,942
Ameren Corp.+                                                               300             15,042
American Electric Power Co.                                                 400             13,736
CenterPoint Energy, Inc.                                                    500              5,650
Cinergy Corp.                                                               300             12,489
CMS Energy Corp.* +                                                         200              2,090
Consolidated Edison, Inc.                                                   400             17,500
Constellation Energy
  Group, Inc.                                                               200              8,742
Dominion Resources, Inc.                                                    500             33,870
DTE Energy Co.                                                              300             12,939
Duke Energy Corp.                                                         2,800             70,924
Edison International                                                        700             22,421
Entergy Corp.                                                               300             20,277
Exelon Corp.                                                              1,100             48,477
FirstEnergy Corp.                                                           500             19,755
FPL Group, Inc.                                                             300             22,425
NiSource, Inc.                                                              400              9,112
PG&E Corp.*                                                                 600             19,968
Pinnacle West Capital Corp.                                                 100              4,441
PPL Corp.                                                                   500             26,640
Progress Energy, Inc.                                                       400             18,096
Public Service Enterprise
  Group, Inc.                                                               500             25,885
Southern Co.                                                              1,200             40,224
Teco Energy, Inc.+                                                          300              4,602
TXU Corp.                                                                   400             25,824
                                                                                  ----------------
                                                                                           505,071
                                                                                  ----------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 5.9%
Altera Corp.*                                                               100              2,070
American Power
  Conversion Corp.                                                          300              6,420
Analog Devices, Inc.                                                        200   $          7,384
Broadcom Corp. Cl. A*                                                       100              3,228
Emerson Electric Co.                                                      1,200             84,120
Freescale Semiconductor,
  Inc. Cl. B*                                                               772             14,174
General Electric Co.                                                     15,200            554,800
Intel Corp.                                                              10,700            250,273
Johnson Controls, Inc.                                                      100              6,344
Kla-Tencor Corp.*                                                           200              9,316
Linear Technology Corp.+                                                    500             19,380
Maxim Integrated
  Products, Inc.                                                            100              4,239
Micron Technology, Inc.* +                                                  100              1,235
National
  Semiconductor Corp.                                                       100              1,795
Rockwell Automation, Inc.                                                   700             34,685
Texas Instruments, Inc.                                                   2,800             68,936
Xilinx, Inc.                                                                200              5,930
                                                                                  ----------------
                                                                                         1,074,329
                                                                                  ----------------

ENERGY -- 7.6%.
Amerada Hess Corp.                                                          200             16,476
Anadarko Petroleum Corp.                                                    500             32,405
Apache Corp.                                                                500             25,285
BJ Services Co.                                                             200              9,308
Burlington Resources, Inc.                                                  600             26,100
ChevronTexaco Corp.                                                       3,100            162,781
ConocoPhillips                                                            1,400            121,562
Devon Energy Corp.                                                        1,100             42,812
Dynegy, Inc. Cl. A*                                                         600              2,772
El Paso Corp.                                                             1,800             18,720
EOG Resources, Inc.                                                         200             14,272
Exxon Mobil Corp.                                                        10,300            527,978
Halliburton Co.                                                             800             31,392
Kerr-McGee Corp.                                                            400             23,116
KeySpan Corp.                                                               400             15,780
Kinder Morgan, Inc.                                                         300             21,939
Marathon Oil Corp.                                                          600             22,566
Nabors Industries Limited*                                                  300             15,387
Nicor, Inc.+                                                                100              3,694
Noble Corp.*                                                                300             14,922
Occidental Petroleum Corp.                                                1,100             64,196
Peoples Energy Corp.                                                        100              4,395
Rowan Companies, Inc.*                                                      200              5,180
Schlumberger Limited                                                        500             33,475
Sempra Energy+                                                              700             25,676
Sunoco, Inc.                                                                100              8,171
Transocean, Inc.*                                                           400             16,956
Unocal Corp.                                                                400             17,296
Valero Energy Corp.                                                         600             27,240
The Williams
  Companies, Inc.                                                         1,200             19,548
Xcel Energy, Inc.                                                           600             10,920
                                                                                  ----------------
                                                                                         1,382,320
                                                                                  ----------------

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
ENTERTAINMENT & LEISURE -- 0.8%
Harrah's
  Entertainment, Inc.                                                       200   $         13,378
News Corp., Inc. Cl. A+                                                   2,000             37,320
The Walt Disney Co.                                                       3,400             94,520
                                                                                  ----------------
                                                                                           145,218
                                                                                  ----------------

FINANCIAL SERVICES -- 5.4%
American Express Co.                                                      2,000            112,740
Bear Stearns
  Companies, Inc.                                                           300             30,693
CIT Group, Inc.                                                             300             13,746
Countrywide
  Financial Corp.                                                           598             22,132
E Trade Financial Corp.*                                                    300              4,485
Federated Investors,
  Inc. Cl. B                                                                200              6,080
Franklin Resources, Inc.                                                    400             27,860
The Goldman Sachs
  Group, Inc.                                                               800             83,232
Huntington
  Bancshares, Inc.+                                                         400              9,912
Janus Capital Group, Inc.                                                   400              6,724
Lehman Brothers
  Holdings, Inc.                                                            700             61,236
MBNA Corp.                                                                1,900             53,561
Merrill Lynch & Co., Inc.                                                 1,500             89,655
Morgan Stanley                                                            1,700             94,384
PNC Financial Services
  Group, Inc.                                                               400             22,976
Price (T. Rowe) Group, Inc.                                                 100              6,220
ProLogis Trust                                                              300             12,999
The Schwab
  (Charles) Corp.                                                           600              7,176
Simon Property
  Group, Inc.+                                                              300             19,401
Standard and Poor's
  Depository Receipts
  Trust Series 1                                                          2,400            290,160
                                                                                  ----------------
                                                                                           975,372
                                                                                  ----------------

FOODS -- 1.6%
Archer-Daniels-Midland Co.                                                1,100             24,541
Campbell Soup Co.                                                           700             20,923
ConAgra Foods, Inc.                                                         900             26,505
Heinz (H. J.) Co.                                                           400             15,596
Hershey Foods Corp.                                                         600             33,324
Kellogg Co.                                                                 700             31,262
McCormick & Co., Inc.                                                       100              3,860
Safeway, Inc.*                                                              800             15,792
Sara Lee Corp.                                                            1,300             31,382
Starbucks Corp.*                                                            600             37,416
SuperValu, Inc.                                                           1,000             34,520
Wrigley (Wm.) Jr. Co.                                                       300   $         20,757
                                                                                  ----------------
                                                                                           295,878
                                                                                  ----------------

FOREST PRODUCTS & PAPER -- 0.7%
Georgia-Pacific Corp.                                                       700             26,236
International Paper Co.                                                     100              4,200
MeadWestvaco Corp.                                                          800             27,112
Neenah Paper, Inc.* +                                                        24                782
Plum Creek Timber
  Co., Inc.                                                                 700             26,908
Weyerhaeuser Co.                                                            600             40,332
                                                                                  ----------------
                                                                                           125,570
                                                                                  ----------------

HEALTHCARE -- 1.1%
Caremark Rx, Inc.*                                                          800             31,544
Express Scripts, Inc.*                                                      200             15,288
HCA, Inc.                                                                   600             23,976
Humana, Inc.*                                                               300              8,907
Laboratory Corp. of
  America Holdings*                                                         300             14,946
Manor Care, Inc.                                                            100              3,543
UnitedHealth Group, Inc.                                                  1,100             96,833
                                                                                  ----------------
                                                                                           195,037
                                                                                  ----------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.2%
Centex Corp.                                                                200             11,916
KB Home                                                                     100             10,440
Leggett & Platt, Inc.                                                       200              5,686
Whirlpool Corp.+                                                            100              6,921
                                                                                  ----------------
                                                                                            34,963
                                                                                  ----------------

HOUSEHOLD PRODUCTS -- 0.8%
Black & Decker Corp.                                                        300             26,499
The Clorox Co.                                                              300             17,679
Corning, Inc.*                                                            2,200             25,894
Fortune Brands, Inc.                                                        200             15,436
Newell Rubbermaid, Inc.                                                     600             14,514
Sherwin-Williams Co.                                                        300             13,389
Snap-On, Inc.                                                               100              3,436
The Stanley Works                                                           600             29,394
                                                                                  ----------------
                                                                                           146,241
                                                                                  ----------------

INDUSTRIAL - DISTRIBUTION -- 0.1%
Grainger (W.W.), Inc.                                                       200             13,324
                                                                                  ----------------

INDUSTRIAL - DIVERSIFIED -- 2.4%
3M Co.                                                                      700             57,449
Cooper Industries
  Limited Cl. A                                                             400             27,156
Danaher Corp.                                                               800             45,928
Eaton Corp.                                                                 300             21,708
Illinois Tool Works, Inc.                                                   500             46,340
ITT Industries, Inc.                                                        100              8,445
Textron, Inc.                                                               500             36,900
Tyco International Limited                                                5,200   $        185,848
                                                                                  ----------------
                                                                                           429,774
                                                                                  ----------------

INFORMATION RETRIEVAL SERVICES -- 0.4%
Yahoo!, Inc.*                                                             1,900             71,592
                                                                                  ----------------

INSURANCE -- 5.4%
ACE Limited                                                                 500             21,375
Aetna, Inc.                                                                 300             37,425
AFLAC, Inc.                                                                 500             19,920
Allstate Corp.                                                            1,200             62,064
Ambac Financial
  Group, Inc.                                                               200             16,426
American International
  Group, Inc.                                                             3,100            203,577
Aon Corp.                                                                   800             19,088
Chubb Corp.                                                                 600             46,140
Cigna Corp.                                                                 500             40,785
Cincinnati Financial Corp.                                                  210              9,295
The Hartford Financial
  Services Group, Inc.                                                      500             34,655
Jefferson-Pilot Corp.                                                       300             15,588
Lincoln National Corp.                                                      500             23,340
Loews Corp.                                                                 600             42,180
MBIA, Inc.+                                                                 300             18,984
Metlife, Inc.+                                                            1,900             76,969
MGIC Investment Corp.                                                       300             20,673
Principal Financial
  Group, Inc.                                                               500             20,470
Progressive Corp.                                                           300             25,452
Prudential Financial, Inc.                                                1,300             71,448
Safeco Corp.                                                                300             15,672
St. Paul
  Travelers Companies                                                     1,130             41,889
Torchmark Corp.                                                             100              5,714
UnumProvident Corp.+                                                        800             14,352
WellPoint, Inc.*                                                            600             69,000
XL Capital Limited Cl. A+                                                   200             15,530
                                                                                  ----------------
                                                                                           988,011
                                                                                  ----------------

LODGING -- 0.4%
Hilton Hotels Corp.                                                       1,300             29,562
Marriott International,
  Inc. Cl. A                                                                400             25,192
Starwood Hotels & Resorts
  Worldwide, Inc.                                                           400             23,360
                                                                                  ----------------
                                                                                            78,114
                                                                                  ----------------

MACHINERY & COMPONENTS -- 0.6%
Baker Hughes, Inc.                                                          600             25,602
Cummins, Inc.                                                               200             16,758
Dover Corp.                                                                 300             12,582
Ingersoll-Rand Co. Cl. A                                                    300             24,090
Pall Corp.                                                                  200              5,790

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
Parker-Hannifin Corp.                                                       400   $         30,296
                                                                                  ----------------
                                                                                           115,118
                                                                                  ----------------

MANUFACTURING -- 0.2%
American Standard
  Companies, Inc.*                                                          400             16,528
Applied Materials, Inc.*                                                  1,400             23,940
                                                                                  ----------------
                                                                                            40,468
                                                                                  ----------------

MEDICAL SUPPLIES -- 1.1%
Agilent Technologies, Inc.*                                                 200              4,820
Applied Biosystems
  Group-Applera Corp.                                                       400              8,364
Bard (C.R.), Inc.                                                           200             12,796
Bausch & Lomb, Inc.                                                         300             19,338
Becton, Dickinson & Co.                                                     700             39,760
Fisher
  Scientific International*                                                 200             12,476
Medtronic, Inc.                                                             600             29,802
St. Jude Medical, Inc.*                                                     600             25,158
Tektronix, Inc.                                                             200              6,042
Thermo Electron Corp.*                                                    1,000             30,190
Waters Corp.*                                                               200              9,358
                                                                                  ----------------
                                                                                           198,104
                                                                                  ----------------

METALS & MINING -- 0.6%
Alcoa, Inc.                                                                 300              9,426
Allegheny
  Technologies, Inc.                                                        100              2,167
Crane Co.                                                                   500             14,420
Nucor Corp.+                                                                500             26,170
Phelps Dodge Corp.                                                          400             39,568
United States Steel Corp.                                                   300             15,375
Worthington Industries, Inc.                                                200              3,916
                                                                                  ----------------
                                                                                           111,042
                                                                                  ----------------

PHARMACEUTICALS -- 8.5%
Abbott Laboratories                                                       2,800            130,620
AmerisourceBergen Corp.                                                     300             17,604
Amgen, Inc.*                                                              1,500             96,225
Biogen Idec, Inc.*                                                          300             19,983
Bristol-Myers Squibb Co.                                                  3,500             89,670
Cardinal Health, Inc.+                                                      800             46,520
Eli Lilly & Co.                                                             600             34,050
Forest Laboratories, Inc.* +                                                500             22,430
Genzyme Corp.*                                                              300             17,421
Hospira, Inc.*                                                              200              6,700
Johnson & Johnson                                                         5,500            348,810
King Pharmaceuticals, Inc.*                                                 500              6,200
McKesson Corp.                                                              600             18,876
Medco Health Solutions, Inc.*                                               500             20,800
Merck & Co., Inc.                                                         5,900            189,626
Pfizer, Inc.                                                             13,900            373,771
Sigma-Aldrich Corp.                                                         100              6,046
Wyeth                                                                     2,400   $        102,216
                                                                                  ----------------
                                                                                         1,547,568
                                                                                  ----------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.+                                                          600             19,350
                                                                                  ----------------

PREPACKAGED SOFTWARE -- 4.6%
Adobe Systems, Inc.                                                         400             25,096
BMC Software, Inc.*                                                       1,800             33,480
Citrix Systems, Inc.*                                                     1,500             36,795
Computer Associates
  International, Inc.                                                     1,500             46,590
Compuware Corp.*                                                            400              2,588
Intuit, Inc.*                                                               500             22,005
Microsoft Corp.                                                          15,200            405,992
Oracle Corp.*                                                            11,700            160,524
Peoplesoft, Inc.*                                                           400             10,592
Siebel Systems, Inc.*                                                       800              8,400
SunGard Data
  Systems, Inc.*                                                            500             14,165
Symantec Corp.*                                                           2,200             56,672
Veritas Software Corp.*                                                     700             19,985
                                                                                  ----------------
                                                                                           842,884
                                                                                  ----------------

REAL ESTATE -- 0.2%
Equity Office
  Properties Trust                                                          700             20,384
Equity Residential                                                          400             14,472
                                                                                  ----------------
                                                                                            34,856
                                                                                  ----------------

RESTAURANTS -- 0.8%
Darden Restaurants, Inc.                                                    300              8,322
McDonald's Corp.                                                          3,300            105,798
Yum! Brands, Inc.                                                           500             23,590
                                                                                  ----------------
                                                                                           137,710
                                                                                  ----------------

RETAIL -- 4.8%
AutoZone, Inc.*                                                             100              9,131
Best Buy Co., Inc.                                                          600             35,652
Circuit City Stores, Inc.                                                 2,800             43,792
Costco Wholesale Corp.                                                    1,300             62,933
Dillards, Inc. Cl. A                                                        200              5,374
Dollar General Corp.                                                        100              2,077
Federated Department
  Stores, Inc.                                                              400             23,116
The Home Depot, Inc.                                                      3,900            166,686
J.C. Penney Co., Inc.                                                       800             33,120
Kohl's Corp.*                                                               100              4,917
Lowe's Companies, Inc.+                                                     200             11,518
The May Department
  Stores Co.                                                                500             14,700
Office Depot, Inc.*                                                         400              6,944
RadioShack Corp.                                                            300              9,864
Sears, Roebuck and Co.                                                      400             20,412
Staples, Inc.                                                             1,000             33,710
Target Corp.                                                                900   $         46,737
TJX Companies, Inc.+                                                        800             20,104
Wal-Mart Stores, Inc.                                                     5,900            311,638
                                                                                  ----------------
                                                                                           862,425
                                                                                  ----------------

RETAIL - GROCERY -- 0.1%
Albertson's, Inc.+                                                          700             16,716
                                                                                  ----------------

TELEPHONE UTILITIES -- 2.5%
Alltel Corp.                                                                700             41,132
AT&T Corp.                                                                2,800             53,368
BellSouth Corp.                                                           1,600             44,464
CenturyTel, Inc.                                                            400             14,188
Qwest Communications
  International, Inc.*                                                      400              1,776
Sprint Corp. (FON Group)                                                  4,900            121,765
Verizon
  Communications, Inc.                                                    4,200            170,142
                                                                                  ----------------
                                                                                           446,835
                                                                                  ----------------

TOBACCO -- 1.0%
Altria Group, Inc.                                                        2,200            134,420
Reynolds American, Inc.+                                                    300             23,580
UST, Inc.                                                                   600             28,866
                                                                                  ----------------
                                                                                           186,866
                                                                                  ----------------

TOYS, GAMES -- 0.1%
Hasbro, Inc.                                                                300              5,814
Mattel, Inc.                                                                500              9,745
                                                                                  ----------------
                                                                                            15,559
                                                                                  ----------------

TRANSPORTATION -- 1.6%
Burlington Northern
  Santa Fe Corp.                                                            600             28,386
CSX Corp.                                                                   400             16,032
FedEx Corp.                                                                 900             88,641
Norfolk Southern Corp.                                                    1,400             50,666
United Parcel Service,
  Inc. Cl. B                                                              1,200            102,552
                                                                                  ----------------
                                                                                           286,277
                                                                                  ----------------

TRAVEL -- 0.1%
Sabre Holdings Corp.                                                        400              8,864
                                                                                  ----------------

TOTAL EQUITIES
(COST $16,271,641)                                                                      18,144,647
                                                                                  ----------------

                                                                   PRINCIPAL           MARKET
                                                                    AMOUNT             VALUE
                                                               ----------------   ----------------
SHORT-TERM INVESTMENTS -- 6.7%

CASH EQUIVALENTS -- 5.3%**
American AAdvanage
  Select Money
  Market Fund                                                            11,203             11,203

    The accompanying notes are an integral part of the financial statements.

                                                                   PRINCIPAL           MARKET
                                                                    AMOUNT             VALUE
                                                               ----------------   ----------------
Bank of America Bank Note
  2.260% 02/15/2005                                            $          8,369   $          8,369
Bank of America Bank Note
  2.270% 01/18/2005                                                      19,529             19,529
Bank of America Bank Note
  2.270% 03/03/2005                                                      36,267             36,267
Bank of America Bank Note
  2.300% 06/09/2005                                                      19,529             19,529
Bank of Montreal
  Eurodollar Time Deposit
  2.125% 02/02/2005                                                       8,509              8,509
Bank of Montreal
  Eurodollar Time Deposit
  2.260% 01/28/2005                                                       8,841              8,841
BGI Institutional Money
  Market Fund                                                           100,432            100,432
BNP Paribas
  Eurodollar Time Deposit
  2.300% 01/03/2005                                                       5,580              5,580
Calyon
  Eurodollar Time Deposit
  2.435% 03/16/2005                                                      23,881             23,881
Canadian Imperial Bank of
  Commerce Bank Note
  2.030% 05/18/2005                                                      55,796             55,796
Citigroup
  Eurodollar Time Deposit
  2.080% 01/28/2005                                                      21,900             21,900
Den Danske Bank
  Eurodollar Time Deposit
  2.260% 01/20/2005                                                      33,478             33,478
Dexia Group
  Eurodollar Time Deposit
  2.040% 01/21/2005                                                      11,159             11,159
Federal Home Loan Bank
  Discount Note
  2.184% 01/05/2005                                                      34,658             34,658
Fortis Bank
  Eurodollar Time Deposit
  2.140% 01/12/2005                                                      11,159             11,159
Fortis Bank
  Eurodollar Time Deposit
  2.200% 02/11/2005                                                       8,369              8,369
Fortis Bank
  Eurodollar Time Deposit
  2.260% 01/05/2005                                                      46,031             46,031
Freddie Mac Discount Note
  2.184% 01/04/2005                                                      38,993             38,993
Freddie Mac Discount Note
  2.228% 02/01/2005                                                      10,410             10,410
Freddie Mac Discount Note
  2.277% 02/01/2005                                                      48,716             48,716
General Electric
  Capital Corp.
  2.294% 01/21/2005                                            $         15,887   $         15,887
General Electric
  Capital Corp.
  2.295% 01/10/2005                                                      27,181             27,181
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  2.025% 01/21/2005                                                      12,833             12,833
Lloyds TSB Bank
  Eurodollar Time Deposit
  2.280% 02/02/2005                                                      13,670             13,670
Merrill Lynch Premier
  Institutional Money
  Market Fund                                                            18,413             18,413
Merrimac Cash Fund,
  Premium Class                                                          41,847             41,847
Morgan Stanley Dean
  Witter & Co.
  2.393% 07/19/2005                                                      36,825             36,825
Royal Bank of Canada
  Eurodollar Time Deposit
  2.250% 01/19/2005                                                      27,898             27,898
Royal Bank of Canada
  Eurodollar Time Deposit
  2.260% 02/01/2005                                                      22,318             22,318
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.015% 01/21/2005                                                      32,194             32,194
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.270% 02/02/2005                                                      16,739             16,739
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.360% 02/17/2005                                                       2,790              2,790
Toronto Dominion Bank
  Eurodollar Time Deposit
  2.420% 03/01/2005                                                      27,898             27,898
Wells Fargo
  Eurodollar Time Deposit
  2.270% 01/25/2005                                                       6,974              6,974
Wells Fargo
  Eurodollar Time Deposit
  2.310% 01/28/2005                                                      27,898             27,898
Wells Fargo
  Eurodollar Time Deposit
  2.320% 01/14/2005                                                      66,842             66,842
                                                                                  ----------------
                                                                                           961,016
                                                                                  ----------------

REPURCHASE AGREEMENT -- 1.4%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2004, 1.75%,
  due 01/03/2005(a)                                            $        260,423   $        260,423
                                                                                  ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                               $      1,221,439
                                                                                  ----------------

TOTAL INVESTMENTS -- 106.7%
(COST $17,493,080)***                                                                   19,366,086

OTHER ASSETS/
(LIABILITIES) -- (6.7%)                                                                 (1,209,606)
                                                                                  ----------------

NET ASSETS -- 100.0%                                                              $     18,156,480
                                                                                  ================

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  See Note 7 for aggregate cost for Federal tax purposes.
+    Denotes all or a portion of security on loan.
(a) Maturity value of $260,461. Collaterized by U.S. Government Agency obligation with a rate of 4.875%, maturity date of 9/25/2016 and an aggregate market value, including accrued interest, of $273,445.

    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
EQUITIES -- 97.7%
ADVERTISING -- 0.0%
Catalina Marketing Corp.                                                    200   $          5,926
                                                                                  ----------------
AEROSPACE & DEFENSE -- 2.7%
Boeing Co.                                                                8,000            414,160
Lockheed Martin Corp.                                                     1,300             72,215
Rockwell Collins, Inc.                                                      400             15,776
United Defense
  Industries, Inc.* +                                                       600             28,350
United Technologies Corp.                                                   900             93,015
                                                                                  ----------------
                                                                                           623,516
                                                                                  ----------------

APPAREL, TEXTILES & SHOES -- 2.4%
Abercrombie & Fitch
  Co. Cl. A                                                               2,200            103,290
American Eagle
  Outfitters, Inc.                                                        1,400             65,940
Chico's FAS, Inc.*                                                          300             13,659
Coach, Inc.*                                                              1,500             84,600
Columbia
  Sportswear Co.* +                                                         500             29,805
Nike, Inc. Cl. B                                                            600             54,414
Nordstrom, Inc.                                                             800             37,384
Pacific Sunwear of
  California, Inc.*                                                         600             13,356
Ross Stores, Inc.+                                                        1,300             37,531
Timberland Co. Cl. A*                                                       200             12,534
Urban Outfitters, Inc.*                                                   2,200             97,680
                                                                                  ----------------
                                                                                           550,193
                                                                                  ----------------

AUTOMOTIVE & PARTS -- 2.1%
Harley-Davidson, Inc.                                                     6,500            394,875
Oshkosh Truck Corp.                                                         500             34,190
Paccar, Inc.                                                                500             40,240
                                                                                  ----------------
                                                                                           469,305
                                                                                  ----------------

BANKING, SAVINGS & LOANS -- 2.6%
Fannie Mae                                                                7,600            541,196
Freddie Mac                                                                 800             58,960
                                                                                  ----------------
                                                                                           600,156
                                                                                  ----------------

BEVERAGES -- 0.4%
Coca-Cola Enterprises, Inc.                                                 200              4,170
PepsiCo, Inc.                                                             1,600             83,520
                                                                                  ----------------
                                                                                            87,690
                                                                                  ----------------

BROADCASTING, PUBLISHING & PRINTING -- 0.1%
The McGraw-Hill
  Companies, Inc.                                                           200             18,308
                                                                                  ----------------
BUILDING MATERIALS & CONSTRUCTION -- 0.1%
Kinetic Concepts, Inc.*                                                     300             22,890
                                                                                  ----------------

CHEMICALS -- 0.1%
Church & Dwight, Inc.                                                       350   $         11,767
                                                                                  ----------------

COMMERCIAL SERVICES -- 2.4%
Apollo Group, Inc. Cl. A*                                                   400             32,284
Cendant Corp.                                                               600             14,028
Convergys Corp.*                                                          1,700             25,483
eBay, Inc.*                                                               1,300            151,164
Ecolab, Inc.+                                                               800             28,104
Fastenal Co.                                                                700             43,092
ITT Educational
  Services, Inc.*                                                         1,100             52,305
Jacobs Engineering
  Group, Inc.*                                                              400             19,116
Manpower, Inc.                                                              100              4,830
Pharmaceutical Product
  Development, Inc.*                                                         10                413
Quest Diagnostics, Inc.                                                     600             57,330
Regis Corp.                                                                 800             36,920
Rent-A-Center, Inc.*                                                      2,800             74,200
Robert Half
  International, Inc.                                                       500             14,715
                                                                                  ----------------
                                                                                           553,984
                                                                                  ----------------

COMMUNICATIONS -- 4.2%
Plantronics, Inc.                                                           300             12,441
Qualcomm, Inc.                                                           22,400            949,760
                                                                                  ----------------
                                                                                           962,201
                                                                                  ----------------

COMMUNICATIONS EQUIPMENT -- 0.7%
Motorola, Inc.                                                            9,300            159,960
                                                                                  ----------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.1%
Autodesk, Inc.                                                            5,800            220,110
National Instruments Corp.                                                  700             19,075
                                                                                  ----------------
                                                                                           239,185
                                                                                  ----------------

COMPUTER PROGRAMMING SERVICES -- 0.1%
VeriSign, Inc.*                                                             700             23,464
                                                                                  ----------------

COMPUTERS & INFORMATION -- 7.0%
Apple Computer, Inc.*                                                     1,000             64,400
CDW Corp.                                                                   100              6,635
Cisco Systems, Inc.*                                                      6,200            119,660
Dell, Inc.*                                                              30,500          1,285,270
Lexmark
  International, Inc.*                                                    1,600            136,000
                                                                                  ----------------
                                                                                         1,611,965
                                                                                  ----------------

COSMETICS & PERSONAL CARE -- 4.3%
Avon Products, Inc.                                                       1,570             60,759
The Gillette Co.                                                          4,600            205,988
Kimberly-Clark Corp.                                                      2,300            151,363
The Procter & Gamble Co.                                                 10,400   $        572,832
                                                                                  ----------------
                                                                                           990,942
                                                                                  ----------------

DATA PROCESSING & PREPARATION -- 1.6%
Alliance Data
  Systems Corp.*                                                            600             28,488
Factset Research
  Systems, Inc.+                                                            400             23,376
First Data Corp.                                                          6,700            285,018
Total System Services, Inc.+                                              1,100             26,730
                                                                                  ----------------
                                                                                           363,612
                                                                                  ----------------

ELECTRIC UTILITIES -- 0.1%
AES Corp.*                                                                2,100             28,707
Mirant Corp.*                                                               300                115
                                                                                  ----------------
                                                                                            28,822
                                                                                  ----------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 3.4%
Amphenol Corp. Cl. A*                                                       300             11,022
Emerson Electric Co.                                                        700             49,070
Freescale Semiconductor,
  Inc. Cl. B*                                                             1,534             28,164
General Electric Co.                                                      9,800            357,700
Intel Corp.                                                              14,000            327,460
                                                                                  ----------------
                                                                                           773,416
                                                                                  ----------------

ENERGY -- 7.1%
BJ Services Co.                                                           3,000            139,620
Burlington Resources, Inc.                                                2,000             87,000
EOG Resources, Inc.                                                         600             42,816
Equitable Resources, Inc.                                                   400             24,264
Exxon Mobil Corp.                                                        21,900          1,122,594
Halliburton Co.                                                             900             35,316
National-Oilwell, Inc.* +                                                 1,700             59,993
Patterson-UTI Energy, Inc.                                                2,600             50,570
Southwestern Energy Co.*                                                    200             10,138
Western Gas
  Resources, Inc.                                                           500             14,625
XTO Energy, Inc.                                                          1,130             39,979
                                                                                  ----------------
                                                                                         1,626,915
                                                                                  ----------------

FINANCIAL SERVICES -- 1.4%
MBNA Corp.                                                               11,600            327,004
                                                                                  ----------------

FOODS -- 2.9%
Del Monte Foods Co.*                                                      2,000             22,040
Hershey Foods Corp.                                                         600             33,324
Hormel Foods Corp.                                                          200              6,270
The J.M. Smucker Co.                                                        830             39,068
The Kroger Co.*                                                           1,200             21,048
Sara Lee Corp.                                                            4,800            115,872
Starbucks Corp.*                                                          6,900            430,284
                                                                                  ----------------
                                                                                           667,906
                                                                                  ----------------

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
FOREST PRODUCTS & PAPER -- 0.0%
Neenah Paper, Inc.*                                                          96   $          3,130
                                                                                  ----------------

HEALTHCARE -- 3.4%
Coventry Health Care, Inc.*                                                 500             26,540
Health Management
  Associates, Inc. Cl. A                                                    500             11,360
Health Net, Inc.*                                                         1,900             54,853
Lincare Holdings, Inc.*                                                   3,000            127,950
Renal Care Group, Inc.*                                                   1,700             61,183
Tenet Healthcare Corp.*                                                   3,100             34,038
UnitedHealth Group, Inc.                                                  5,044            444,023
Universal Health
  Services Cl. B                                                            300             13,350
                                                                                  ----------------
                                                                                           773,297
                                                                                  ----------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 1.8%
D.R. Horton, Inc.+                                                        1,300             52,403
Fossil, Inc.*                                                               700             17,948
Harman
  International Industries                                                1,200            152,400
Lennar Corp.+                                                               300             17,004
Maytag Corp.+                                                             1,000             21,100
Miller (Herman), Inc.                                                       800             22,104
Mohawk Industries, Inc.*                                                  1,100            100,375
NVR, Inc.*                                                                   25             19,235
                                                                                  ----------------
                                                                                           402,569
                                                                                  ----------------

HOUSEHOLD PRODUCTS -- 1.0%
Black & Decker Corp.+                                                     1,300            114,829
Fortune Brands, Inc.                                                        400             30,872
Sherwin-Williams Co.                                                      1,700             75,871
                                                                                  ----------------
                                                                                           221,572
                                                                                  ----------------

INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                                                       100              6,662
                                                                                  ----------------
INDUSTRIAL - DIVERSIFIED -- 2.3%
3M Co.                                                                    1,800            147,726
Danaher Corp.                                                             1,700             97,597
Illinois Tool Works, Inc.+                                                2,900            268,772
                                                                                  ----------------
                                                                                           514,095
                                                                                  ----------------

INFORMATION RETRIEVAL SERVICES -- 0.4%
Yahoo!, Inc.*                                                             2,200             82,896
                                                                                  ----------------

INSURANCE -- 3.9%
Aetna, Inc.                                                               1,200            149,700
Ambac Financial Group, Inc.                                                 900             73,917
American International
  Group, Inc.                                                             6,800            446,556
Marsh & McLennan
  Companies, Inc.                                                         3,100            101,990
Radian Group, Inc.                                                          700             37,268
WellPoint, Inc.*                                                            800             92,000
                                                                                  ----------------
                                                                                           901,431
                                                                                  ----------------

LODGING -- 0.5%
Mandalay Resort Group+                                                      800   $         56,344
Marriott International,
  Inc. Cl. A                                                                400             25,192
Starwood Hotels & Resorts
  Worldwide, Inc.                                                           600             35,040
                                                                                  ----------------
                                                                                           116,576
                                                                                  ----------------

MACHINERY & COMPONENTS -- 0.9%
Baker Hughes, Inc.                                                        1,200             51,204
Caterpillar, Inc.                                                           300             29,253
FMC Technologies, Inc.*                                                     600             19,320
Grant Prideco, Inc.*                                                        200              4,010
Smith International, Inc.*                                                2,000            108,820
                                                                                  ----------------
                                                                                           212,607
                                                                                  ----------------

MANUFACTURING -- 0.9%
American Standard
  Companies, Inc.*                                                        4,400            181,808
Avery Dennison Corp.+                                                       500             29,985
                                                                                  ----------------
                                                                                           211,793
                                                                                  ----------------

MEDICAL SUPPLIES -- 2.7%
Bard (C.R.), Inc.                                                         1,820            116,444
Bausch & Lomb, Inc.                                                         600             38,676
Becton, Dickinson & Co.                                                   1,800            102,240
Biomet, Inc.                                                              2,000             86,780
Cooper Cos., Inc.                                                           200             14,118
Dentsply International, Inc.                                                200             11,240
Guidant Corp.                                                             1,800            129,780
Stryker Corp.                                                               600             28,950
Zimmer Holdings, Inc.*                                                    1,100             88,132
                                                                                  ----------------
                                                                                           616,360
                                                                                  ----------------

METALS & MINING -- 0.2%
Nucor Corp.+                                                                800             41,872
                                                                                  ----------------

MISCELLANEOUS -- 0.0%
Handleman Co.                                                                10                215
                                                                                  ----------------

PHARMACEUTICALS -- 13.0%
AmerisourceBergen Corp.                                                   1,500             88,020
Charles River Laboratories
  International, Inc.*                                                      400             18,404
Hospira, Inc.*                                                              300             10,050
Johnson & Johnson                                                        22,900          1,452,318
Merck & Co., Inc.                                                        19,200            617,088
Pfizer, Inc.                                                             29,200            785,188
Valeant Pharmaceuticals
  International+                                                            500             13,175
                                                                                  ----------------
                                                                                         2,984,243
                                                                                  ----------------

PREPACKAGED SOFTWARE -- 4.5%
Adobe Systems, Inc.+                                                      1,300             81,562
Microsoft Corp.                                                          28,000            747,880
Oracle Corp.*                                                             3,300             45,276
Symantec Corp.*                                                           6,000   $        154,560
                                                                                  ----------------
                                                                                         1,029,278
                                                                                  ----------------

RESTAURANTS -- 1.1%
Applebee's
  International, Inc.                                                     2,450             64,803
Brinker International, Inc.*                                              1,500             52,605
Outback Steakhouse, Inc.                                                  2,000             91,560
Yum! Brands, Inc.                                                         1,000             47,180
                                                                                  ----------------
                                                                                           256,148
                                                                                  ----------------

RETAIL -- 10.4%
Bed Bath & Beyond, Inc.*                                                  4,600            183,218
Dollar General Corp.                                                      2,400             49,848
Dollar Tree Stores, Inc.*                                                 2,200             63,096
The Home Depot, Inc.                                                     27,200          1,162,528
Lowe's Companies, Inc.+                                                   2,100            120,939
MSC Industrial Direct
  Co. Cl. A                                                                 700             25,186
Pier 1 Imports, Inc.+                                                     1,600             31,520
TJX Companies, Inc.                                                       3,700             92,981
Walgreen Co.                                                                700             26,859
Wal-Mart Stores, Inc.                                                    11,800            623,276
                                                                                  ----------------
                                                                                         2,379,451
                                                                                  ----------------

RETAIL - GROCERY -- 0.1%
Whole Foods Market, Inc.                                                    300             28,605
                                                                                  ----------------

TELEPHONE UTILITIES -- 2.0%
Verizon
  Communications, Inc.                                                   11,300            457,763
                                                                                  ----------------

TOBACCO -- 1.2%
Altria Group, Inc.                                                        4,400            268,840
                                                                                  ----------------

TRANSPORTATION -- 0.6%
Expeditors International of
  Washington, Inc.+                                                       1,200             67,056
FedEx Corp.                                                                 500             49,245
J.B. Hunt Transport
  Services, Inc.                                                            600             26,910
                                                                                  ----------------
                                                                                           143,211
                                                                                  ----------------

TOTAL EQUITIES
(COST $20,751,048)                                                                      22,371,741
                                                                                  ----------------

RIGHTS -- 0.0%
COMPUTERS & INFORMATION
Seagate Technology* ++                                                   11,100                  -
                                                                                  ----------------

TOTAL RIGHTS
(COST $0)                                                                                        -
                                                                                  ----------------

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
WARRANTS -- 0.0%
COMMUNICATIONS
Lucent Technologies, Inc
  Warrants, Expires
  12/10/2007*                                                                71   $            112
                                                                                  ----------------

TOTAL WARRANTS
(COST $0)                                                                                      112
                                                                                  ----------------

TOTAL LONG TERM
INVESTMENTS
(COST $20,751,048)                                                                      22,371,853
                                                                                  ----------------

                                                                   PRINCIPAL
                                                                    AMOUNT
                                                               ---------------
SHORT-TERM INVESTMENTS -- 5.7%

CASH EQUIVALENTS -- 4.5%**
American AAdvanage Select
  Money Market Fund                                                      11,946             11,946
Bank of America Bank Note
  2.260% 02/15/2005                                            $          8,924              8,924
Bank of America Bank Note
  2.270% 01/18/2005                                                      20,823             20,823
Bank of America Bank Note
  2.270% 03/03/2005                                                      38,671             38,671
Bank of America Bank Note
  2.300% 06/09/2005                                                      20,823             20,823
Bank of Montreal
  Eurodollar Time Deposit
  2.125% 02/02/2005                                                       9,073              9,073
Bank of Montreal
  Eurodollar Time Deposit
  2.260% 01/28/2005                                                       9,427              9,427
BGI Institutional Money
  Market Fund                                                           107,088            107,088
BNP Paribas
  Eurodollar Time Deposit
  2.300% 01/03/2005                                                       5,949              5,949
Calyon
  Eurodollar Time Deposit
  2.435% 03/16/2005                                                      25,463             25,463
Canadian Imperial Bank of
  Commerce Bank Note
  2.030% 05/18/2005                                                      59,494             59,494
Citigroup
  Eurodollar Time Deposit
  2.080% 01/28/2005                                                      23,351             23,351
Den Danske Bank
  Eurodollar Time Deposit
  2.260% 01/20/2005                                                      35,696             35,696
Dexia Group
  Eurodollar Time Deposit
  2.040% 01/21/2005                                                      11,899             11,899
Federal Home Loan Bank
  Discount Note
  2.184% 01/05/2005                                            $         36,954   $         36,954
Fortis Bank
  Eurodollar Time Deposit
  2.140% 01/12/2005                                                      11,898             11,898
Fortis Bank
  Eurodollar Time Deposit
  2.200% 02/11/2005                                                       8,924              8,924
Fortis Bank
  Eurodollar Time Deposit
  2.260% 01/05/2005                                                      49,081             49,081
Freddie Mac Discount Note
  2.184% 01/04/2005                                                      41,578             41,578
Freddie Mac Discount Note
  2.228% 02/01/2005                                                      11,100             11,100
Freddie Mac Discount Note
  2.277% 02/01/2005                                                      51,945             51,945
General Electric
  Capital Corp.
  2.294% 01/21/2005                                                      16,940             16,940
General Electric
  Capital Corp.
  2.295% 01/10/2005                                                      28,983             28,983
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  2.025% 01/21/2005                                                      13,684             13,684
Lloyds TSB Bank
  Eurodollar Time Deposit
  2.280% 02/02/2005                                                      14,576             14,576
Merrill Lynch Premier
  Institutional Money
  Market Fund                                                            19,633             19,633
Merrimac Cash Fund,
  Premium Class                                                          44,620             44,620
Morgan Stanley
  Dean Witter & Co.
  2.393% 07/19/2005                                                      39,266             39,266
Royal Bank of Canada
  Eurodollar Time Deposit
  2.250% 01/19/2005                                                      29,747             29,747
Royal Bank of Canada
  Eurodollar Time Deposit
  2.260% 02/01/2005                                                      23,798             23,798
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.015% 01/21/2005                                                      34,328             34,328
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.270% 02/02/2005                                                      17,848             17,848
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.360% 02/17/2005                                                       2,975              2,975
Toronto Dominion Bank
  Eurodollar Time Deposit
  2.420% 03/01/2005                                            $         29,747   $         29,747
Wells Fargo
  Eurodollar Time Deposit
  2.270% 01/25/2005                                                       7,437              7,437
Wells Fargo
  Eurodollar Time Deposit
  2.310% 01/28/2005                                                      29,747             29,747
Wells Fargo
  Eurodollar Time Deposit
  2.320% 01/14/2005                                                      71,274             71,274
                                                                                  ----------------
                                                                                         1,024,710
                                                                                  ----------------

REPURCHASE AGREEMENT -- 1.2%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2004, 1.75%,
  due 01/03/2005(a)                                                     275,007            275,007
                                                                                  ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                                      1,299,717
                                                                                  ----------------

TOTAL INVESTMENTS -- 103.4%
(COST $22,050,765)***                                                                   23,671,570

OTHER ASSETS/
(LIABILITIES) -- (3.4%)                                                                   (777,938)
                                                                                  ----------------

NET ASSETS -- 100.0%                                                              $     22,893,632
                                                                                  ================

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  See Note 7 for aggregate cost for Federal tax purposes.
+    Denotes all or a portion of security on loan.
++ This security is valued in good faith under procedures established by the board of trustees.
(a) Maturity value of $275,047. Collateralized by U.S. Government Agency Obligation with a rate of 4.61%, maturity date of 09/25/2029, and an aggregate market value, including accrued interest, of $288,757.

    The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2004

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
EQUITIES -- 98.7%
ADVERTISING -- 0.3%
Lamar Advertising Co.*                                                      759   $         32,470
                                                                                  ----------------

APPAREL, TEXTILES & SHOES -- 0.3%
Ross Stores, Inc.                                                         1,297             37,444
                                                                                  ----------------

AUTOMOTIVE & PARTS -- 1.2%
Paccar, Inc.                                                              1,738            139,874
                                                                                  ----------------

BROADCASTING, PUBLISHING & PRINTING -- 4.4%
Comcast Corp. Cl. A*                                                      8,496            282,747
IAC/InterActiveCorp*                                                      6,400            176,768
Liberty Media
  International, Inc. Cl. A*                                              1,578             72,951
                                                                                  ----------------
                                                                                           532,466
                                                                                  ----------------

COMMERCIAL SERVICES -- 7.5%
Apollo Group, Inc. Cl. A*                                                 1,672            134,947
Career Education Corp.*                                                     931             37,240
Cintas Corp.                                                              1,838             80,615
eBay, Inc.*                                                               4,413            513,144
Fastenal Co.                                                                648             39,891
Paychex, Inc.                                                             3,203            109,158
                                                                                  ----------------
                                                                                           914,995
                                                                                  ----------------

COMMUNICATIONS -- 14.5%
EchoStar Communications
  Corp. Cl. A                                                             1,991             66,181
Juniper Networks, Inc.*                                                   3,154             85,757
Network Appliance, Inc.*                                                  3,349            111,254
Nextel Communications,
  Inc. Cl. A*                                                            12,435            373,050
NTL, Inc.*                                                                  853             62,235
Qualcomm, Inc.                                                           17,647            748,233
Research In
  Motion Limited*                                                         1,676            138,136
Sirius Satellite Radio, Inc.*                                            12,210             93,407
Tellabs, Inc.*                                                            2,123             18,237
XM Satellite Radio
  Holdings, Inc. Cl. A*                                                   1,884             70,876
                                                                                  ----------------
                                                                                         1,767,366
                                                                                  ----------------

COMMUNICATIONS EQUIPMENT -- 0.4%
Ericsson (LM) Cl. B
  Sponsored
  ADR (Sweden)*                                                           1,555             48,967
                                                                                  ----------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.4%
Autodesk, Inc.                                                            2,150             81,593
Sun Microsystems, Inc.*                                                  13,060             70,263
Synopsys, Inc.*                                                           1,213             23,799
                                                                                  ----------------
                                                                                           175,655
                                                                                  ----------------

COMPUTER PROGRAMMING SERVICES -- 1.3%
Cognizant Technology
  Solutions Corp.*                                                        1,169   $         49,484
Mercury Interactive Corp.*                                                  802             36,531
VeriSign, Inc.*                                                           2,144             71,867
                                                                                  ----------------
                                                                                           157,882
                                                                                  ----------------

COMPUTERS & INFORMATION -- 9.8%
Apple Computer, Inc.*                                                     5,006            322,386
CDW Corp.                                                                   772             51,222
Cisco Systems, Inc.*                                                     21,001            405,319
Comverse Technology, Inc.*                                                1,832             44,792
Dell, Inc.*                                                               8,159            343,820
Sandisk Corp.*                                                            1,334             33,310
                                                                                  ----------------
                                                                                         1,200,849
                                                                                  ----------------

CONTAINERS -- 0.3%
Smurfit-Stone
  Container Corp.                                                         2,223             41,526
                                                                                  ----------------

DATA PROCESSING & PREPARATION -- 0.7%
Fiserv, Inc.*                                                             2,184             87,775
                                                                                  ----------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 13.9%
Altera Corp.*                                                             4,674             96,752
American Power
  Conversion Corp.                                                        1,716             36,722
ATI Technologies, Inc.*                                                   2,188             42,425
Broadcom Corp. Cl. A*                                                     2,201             71,048
Flextronics International
  Limited*                                                                5,418             74,877
Garmin Limited                                                              895             54,452
Intel Corp.                                                              19,765            462,303
Intersil Corp. Cl. A                                                      1,356             22,699
JDS Uniphase Corp.*                                                      14,638             46,402
Kla-Tencor Corp.*                                                         2,114             98,470
Linear Technology Corp.                                                   3,663            141,978
Marvell Technology Group
  Limited*                                                                2,299             81,546
Maxim Integrated
  Products, Inc.                                                          4,068            172,443
Microchip Technology, Inc.                                                1,531             40,816
Molex, Inc.                                                                 882             26,460
Novellus Systems, Inc.                                                    1,272             35,476
Qlogic Corp.*                                                               842             30,927
Sanmina-SCI Corp.*                                                        4,966             42,062
Xilinx, Inc.                                                              4,125            122,306
                                                                                  ----------------
                                                                                         1,700,164
                                                                                  ----------------

FOODS -- 2.5%
Starbucks Corp.*                                                          4,933            307,622
                                                                                  ----------------

HEALTHCARE -- 0.7%
Express Scripts, Inc.*                                                      605   $         46,246
Lincare Holdings, Inc.*                                                     864             36,850
                                                                                  ----------------
                                                                                            83,096
                                                                                  ----------------

INFORMATION RETRIEVAL SERVICES -- 1.8%
Yahoo!, Inc.*                                                             5,900            222,312
                                                                                  ----------------

INTERNET CONTENT -- 0.2%
BEA Systems, Inc.*                                                        3,347             29,654
                                                                                  ----------------

LODGING -- 0.5%
Wynn Resorts Limited*                                                       954             63,842
                                                                                  ----------------

MANUFACTURING -- 1.4%
Applied Materials, Inc.*                                                  7,840            134,064
Lam Research Corp.*                                                       1,256             36,311
                                                                                  ----------------
                                                                                           170,375
                                                                                  ----------------

MEDICAL SUPPLIES -- 1.8%
Biomet, Inc.                                                              3,043            132,036
Dentsply International, Inc.                                                691             38,834
Patterson Cos., Inc.*                                                     1,175             50,983
                                                                                  ----------------
                                                                                           221,853
                                                                                  ----------------

MISCELLANEOUS -- 0.4%
Nasdaq-100 Index
  Tracking Stock                                                          1,217             48,570
                                                                                  ----------------

PHARMACEUTICALS -- 9.8%
Amgen, Inc.*                                                              5,285            339,033
Biogen Idec, Inc.*                                                        3,237            215,617
Chiron Corp.*                                                             2,333             77,759
Genzyme Corp.*                                                            2,568            149,124
Gilead Sciences, Inc.*                                                    3,806            133,172
Invitrogen Corp.*                                                           430             28,866
Medimmune, Inc.*                                                          2,376             64,413
Millennium
  Pharmaceuticals, Inc.*                                                  2,995             36,299
Sigma-Aldrich Corp.                                                         592             35,792
Teva Pharmaceutical
  Sponsored ADR (Israel)                                                  4,106            122,605
                                                                                  ----------------
                                                                                         1,202,680
                                                                                  ----------------

PREPACKAGED SOFTWARE -- 16.6%
Adobe Systems, Inc.                                                       2,088            131,001
Check Point Software
  Technologies Limited*                                                   2,271             55,935
Citrix Systems, Inc.*                                                     1,797             44,080
Electronic Arts, Inc.*                                                    2,748            169,497
Intuit, Inc.*                                                             2,104             92,597
Microsoft Corp.                                                          33,381            891,607
Oracle Corp.*                                                            19,089            261,901
Pixar, Inc.*                                                                519             44,432

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
Siebel Systems, Inc.*                                                     5,314   $         55,797
Symantec Corp.*                                                           6,566            169,140
Veritas Software Corp.*                                                   3,852            109,975
                                                                                  ----------------
                                                                                         2,025,962
                                                                                  ----------------

RETAIL -- 4.2%
Bed Bath & Beyond, Inc.*                                                  3,613            143,906
Costco Wholesale Corp.                                                    2,206            106,792
Dollar Tree Stores, Inc.*                                                   971             27,848
Kmart Holding Corp.*                                                        833             82,425
Petsmart, Inc.                                                            1,290             45,834
Staples, Inc.                                                             2,986            100,658
                                                                                  ----------------
                                                                                           507,463
                                                                                  ----------------

RETAIL - GROCERY -- 0.4%
Whole Foods Market, Inc.                                                    546             52,061
                                                                                  ----------------

RETAIL - INTERNET -- 0.9%
Amazon.com, Inc.*                                                         2,419            107,138
                                                                                  ----------------

TELEPHONE UTILITIES -- 0.7%
Level 3
  Communications, Inc.*                                                   6,044             20,489
MCI, Inc.                                                                 3,090             62,294
                                                                                  ----------------
                                                                                            82,783
                                                                                  ----------------

TRANSPORTATION -- 0.8%
Expeditors International of
  Washington, Inc.                                                          934             52,192
Robinson (C.H.)
  Worldwide, Inc.                                                           753             41,807
                                                                                  ----------------
                                                                                            93,999
                                                                                  ----------------

TOTAL EQUITIES
(COST $9,749,219)                                                                       12,056,843
                                                                                  ----------------

                                                                   PRINCIPAL           MARKET
                                                                     AMOUNT            VALUE
                                                               ----------------   ----------------
SHORT-TERM INVESTMENTS -- 1.7%

REPURCHASE AGREEMENT -- 1.3%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2004, 1.75%,
  due 01/03/2005(a)                                            $        159,202   $        159,202
                                                                                  ----------------

U.S. TREASURY BILLS -- 0.4%
U.S. Treasury Bill**
  2.140% 03/24/2005                                                      50,000             49,760
                                                                                  ----------------

TOTAL SHORT-TERM
INVESTMENTS
(COST $208,958)                                                                            208,962
                                                                                  ----------------

TOTAL INVESTMENTS -- 100.4%
(COST $9,958,177)***                                                                    12,265,805

OTHER ASSETS/
(LIABILITIES) -- (0.4%)                                                                    (42,776)
                                                                                  ----------------

NET ASSETS -- 100.0%                                                              $     12,223,029
                                                                                  ================

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 ** This security is held as collateral for open futures contracts. (NOTE 2). *** See Note 7 for aggregate cost for Federal tax purposes.
 (a) Maturity value of $159,225. Collateralized by a U.S. Government Agency obligation with a rate of 5.375%, maturity date of 01/25/2016 and an aggregate market value, including accrued interest, of $167,162.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2004

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
EQUITIES -- 95.3%
AIR TRANSPORTATION -- 1.1%
SkyWest, Inc.+                                                           56,800   $      1,139,408
                                                                                  ----------------

APPAREL, TEXTILES & SHOES -- 1.5%
Carter's, Inc.* +                                                        44,900          1,526,151
                                                                                  ----------------

BANKING, SAVINGS & LOANS -- 9.2%
Alabama National Bancorp                                                  5,900            380,550
First Republic Bank                                                      45,100          2,390,300
First State Bancorp                                                      11,300            415,388
Hanmi Financial Corp.                                                    41,300          1,484,322
Pacific Capital Bancorp                                                  69,554          2,364,140
UMB Financial Corp.                                                       8,400            475,944
Webster Financial Corp.                                                  34,680          1,756,195
                                                                                  ----------------
                                                                                         9,266,839
                                                                                  ----------------

BROADCASTING, PUBLISHING & PRINTING -- 2.9%
Gray Television, Inc.                                                   107,100          1,660,050
Lin TV Corp. Cl. A*                                                      66,800          1,275,880
                                                                                  ----------------
                                                                                         2,935,930
                                                                                  ----------------

CHEMICALS -- 2.8%
MacDermid, Inc.                                                          39,600          1,429,560
Spartech Corp.                                                           52,500          1,422,225
                                                                                  ----------------
                                                                                         2,851,785
                                                                                  ----------------

COMMERCIAL SERVICES -- 6.0%
ADVO, Inc.                                                               56,100          1,999,965
Arbitron, Inc.*                                                          57,800          2,264,604
G&K Services, Inc. Cl. A                                                 41,400          1,797,588
                                                                                  ----------------
                                                                                         6,062,157
                                                                                  ----------------

COMPUTER RELATED SERVICES -- 0.9%
eSpeed, Inc. Cl. A*                                                      70,000            865,900
                                                                                  ----------------

COSMETICS & PERSONAL CARE -- 0.6%
Revlon, Inc. Cl. A*                                                     262,700            604,210
                                                                                  ----------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 8.9%
Baldor Electric Co.                                                      56,500          1,555,445
Cognex Corp.                                                             52,800          1,473,120
Micrel, Inc.* +                                                         136,400          1,503,128
Mykrolis Corp.*                                                         143,400          2,031,978
Teleflex, Inc.                                                           46,600          2,420,404
                                                                                  ----------------
                                                                                         8,984,075
                                                                                  ----------------

ENERGY -- 6.7%
Headwaters, Inc.*                                                        45,400          1,293,900
Rowan Companies, Inc.*                                                   36,100            934,990
St. Mary Land &
  Exploration Co.                                                        22,800            951,672
Unit Corp.*                                                              48,500          1,853,185
W-H Energy Services, Inc.*                                               77,200          1,726,192
                                                                                  ----------------
                                                                                         6,759,939
                                                                                  ----------------

FINANCIAL SERVICES -- 10.5%
Chittenden Corp.                                                         73,450   $      2,110,219
Eaton Vance Corp.                                                        61,500          3,207,225
Fidelity Bankshares, Inc.                                                37,100          1,586,396
Jefferies Group, Inc.+                                                   64,800          2,610,144
Piper Jaffray Cos.*                                                      22,200          1,064,490
                                                                                  ----------------
                                                                                        10,578,474
                                                                                  ----------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 1.8%
Fossil, Inc.*                                                            72,350          1,855,054
                                                                                  ----------------

HOUSEHOLD PRODUCTS -- 1.7%
Trex Company, Inc.* +                                                    33,200          1,741,008
                                                                                  ----------------

INDUSTRIAL - DIVERSIFIED -- 1.9%
Carlisle Companies, Inc.                                                 29,300          1,902,156
                                                                                  ----------------

INSURANCE -- 6.0%
The Commerce Group, Inc.                                                 46,000          2,807,840
HCC Insurance Holdings, Inc.                                             50,500          1,672,560
IPC Holdings Limited                                                     37,000          1,609,870
                                                                                  ----------------
                                                                                         6,090,270
                                                                                  ----------------

MACHINERY & COMPONENTS -- 13.1%
Actuant Corp. Cl. A*                                                     33,500          1,747,025
Global Power Equipment
  Group, Inc.*                                                          202,800          1,995,552
Helix Technology Corp.                                                  101,400          1,763,346
IDEX Corp.                                                               56,300          2,280,150
Kaydon Corp.+                                                            74,000          2,443,480
Roper Industries, Inc.                                                   49,200          2,989,884
                                                                                  ----------------
                                                                                        13,219,437
                                                                                  ----------------

MEDICAL SUPPLIES -- 4.5%
Coherent, Inc.*                                                          58,900          1,792,916
Dionex Corp.*                                                            28,500          1,615,095
Mine Safety Appliances Co.                                               21,900          1,110,330
                                                                                  ----------------
                                                                                         4,518,341
                                                                                  ----------------

METALS & MINING -- 0.2%
Foundation Coal
  Holdings, Inc.* +                                                       6,400            147,584
                                                                                  ----------------

PHARMACEUTICALS -- 2.9%
Taro Pharmaceutical
  Industries Limited* +                                                  37,400          1,272,722
Valeant Pharmaceuticals
  International+                                                         62,200          1,638,970
                                                                                  ----------------
                                                                                         2,911,692
                                                                                  ----------------

PREPACKAGED SOFTWARE -- 1.4%
Dendrite International, Inc.*                                            71,100          1,379,340
                                                                                  ----------------

RESTAURANTS -- 1.3%
RARE Hospitality
  International, Inc.*                                                   42,000   $      1,338,120
                                                                                  ----------------

RETAIL -- 2.5%
Coldwater Creek, Inc.*                                                   82,000          2,531,340
                                                                                  ----------------

TELEPHONE UTILITIES -- 0.2%
Iowa Telecommunications
  Services, Inc.+                                                         6,900            148,833
                                                                                  ----------------

TRANSPORTATION -- 6.7%
Heartland Express, Inc.                                                 115,415          2,593,375
Landstar System, Inc.*                                                   37,000          2,724,680
Robinson (C.H.)
  Worldwide, Inc.+                                                       26,700          1,482,384
                                                                                  ----------------
                                                                                         6,800,439
                                                                                  ----------------

TOTAL EQUITIES
(COST $69,160,640)                                                                      96,158,482
                                                                                  ----------------

                                                                   PRINCIPAL
                                                                     AMOUNT
                                                               ----------------
SHORT-TERM INVESTMENTS -- 17.4%

CASH EQUIVALENTS -- 12.1%**
American AAdvanage
  Select Money
  Market Fund                                                           141,612            141,612
Bank of America
  Bank Note
  2.260% 02/15/2005                                            $        105,793            105,793
Bank of America
  Bank Note
  2.270% 01/18/2005                                                     246,849            246,849
Bank of America
  Bank Note
  2.270% 03/03/2005                                                     458,434            458,434
Bank of America
  Bank Note
  2.300% 06/09/2005                                                     246,849            246,849
Bank of Montreal
  Eurodollar Time Deposit
  2.125% 02/02/2005                                                     107,556            107,556
Bank of Montreal
  Eurodollar Time Deposit
  2.260% 01/28/2005                                                     111,759            111,759
BGI Institutional Money
  Market Fund                                                         1,269,510          1,269,510
BNP Paribas
  Eurodollar Time Deposit
  2.300% 01/03/2005                                                      70,528             70,528

    The accompanying notes are an integral part of the financial statements.

                                                                   PRINCIPAL           MARKET
                                                                     AMOUNT            VALUE
                                                               ----------------   ----------------
Calyon
  Eurodollar Time Deposit
  2.435% 03/16/2005                                            $        301,861   $        301,861
Canadian Imperial Bank
  of Commerce Bank Note
  2.030% 05/18/2005                                                     705,283            705,283
Citigroup
  Eurodollar Time Deposit
  2.080% 01/28/2005                                                     276,824            276,824
Den Danske Bank
  Eurodollar Time Deposit
  2.260% 01/20/2005                                                     423,170            423,170
Dexia Group
  Eurodollar Time Deposit
  2.040% 01/21/2005                                                     141,057            141,057
Federal Home Loan Bank
  Discount Note
  2.184% 01/05/2005                                                     438,084            438,084
Fortis Bank
  Eurodollar Time Deposit
  2.140% 01/12/2005                                                     141,057            141,057
Fortis Bank
  Eurodollar Time Deposit
  2.200% 02/11/2005                                                     105,793            105,793
Fortis Bank
  Eurodollar Time Deposit
  2.260% 01/05/2005                                                     581,859            581,859
Freddie Mac
  Discount Note
  2.184% 01/04/2005                                                     492,891            492,891
Freddie Mac
  Discount Note
  2.228% 02/01/2005                                                     131,586            131,586
Freddie Mac
  Discount Note
  2.277% 02/01/2005                                                     615,795            615,795
General Electric
  Capital Corp.
  2.294% 01/21/2005                                                     200,818            200,818
General Electric
  Capital Corp.
  2.295% 01/10/2005                                                     343,583            343,583
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  2.025% 01/21/2005                                                     162,215            162,215
Lloyds TSB Bank
  Eurodollar Time Deposit
  2.280% 02/02/2005                                                     172,794            172,794
Merrill Lynch Premier
  Institutional Money
  Market Fund                                                           232,744            232,744
Merrimac Cash Fund,
  Premium Class                                                         528,962            528,962
Morgan Stanley
  Dean Witter & Co.
  2.393% 07/19/2005                                            $        465,487   $        465,487
Royal Bank of Canada
  Eurodollar Time Deposit
  2.250% 01/19/2005                                                     352,642            352,642
Royal Bank of Canada
  Eurodollar Time Deposit
  2.260% 02/01/2005                                                     282,113            282,113
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.015% 01/21/2005                                                     406,948            406,948
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.270% 02/02/2005                                                     211,585            211,585
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.360% 02/17/2005                                                      35,264             35,264
Toronto Dominion Bank
  Eurodollar Time Deposit
  2.420% 03/01/2005                                                     352,642            352,642
Wells Fargo
  Eurodollar Time Deposit
  2.270% 01/25/2005                                                      88,160             88,160
Wells Fargo
  Eurodollar Time Deposit
  2.310% 01/28/2005                                                     352,642            352,642
Wells Fargo
  Eurodollar Time Deposit
  2.320% 01/14/2005                                                     844,929            844,929
                                                                                  ----------------
                                                                                        12,147,678
                                                                                  ----------------

REPURCHASE AGREEMENT -- 5.3%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2004, 1.75%,
  due 01/03/2005(a)                                                   5,375,141          5,375,141
                                                                                  ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                                     17,522,819
                                                                                  ----------------

TOTAL INVESTMENTS -- 112.7%
(COST $86,683,459)***                                                                  113,681,301

OTHER ASSETS/
(LIABILITIES) -- (12.7%)                                                               (12,766,704)
                                                                                  ----------------

NET ASSETS -- 100.0%                                                              $    100,914,597
                                                                                  ================

NOTES TO PORTFOLIO OF INVESTMENTS
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** See Note 7 for aggregate cost for Federal tax purposes.
 +   Denotes all or a portion of security on loan.
 (a) Maturity value of $5,375,925. Collaterized by U.S. Government Agency obligation with a rate of 4.126%, maturity date of 02/01/2033, and an aggregate market value, including accrued interest, of $5,643,898.

    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2004

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
EQUITIES -- 92.1%
AIR TRANSPORTATION -- 1.5%
Republic Airways
  Holdings, Inc.*                                                        72,400   $        960,748
                                                                                  ----------------

APPAREL, TEXTILES & SHOES -- 0.4%
Penn Engineering &
  Manufacturing Corp.                                                    12,800            231,680
                                                                                  ----------------

BANKING, SAVINGS & LOANS -- 7.6%
Enterprise Financial
  Services Corp.*                                                         4,800             88,800
Financial Institutions, Inc.                                             21,100            490,575
First Republic Bank                                                      32,600          1,727,800
First State Bancorp                                                      21,900            805,044
Sterling Bancorp-NY                                                      61,102          1,726,132
                                                                                  ----------------
                                                                                         4,838,351
                                                                                  ----------------

BROADCASTING, PUBLISHING & PRINTING -- 1.5%
Saga Communications,
  Inc. Cl. A*                                                            56,675            954,974
                                                                                  ----------------

CHEMICALS -- 0.0%
American Vanguard Corp.+                                                    100              3,678
                                                                                  ----------------

COMMERCIAL SERVICES -- 11.6%
Ambassadors Group, Inc.                                                  46,700          1,662,987
American Bank Note
  Holographics, Inc.*                                                    65,900            207,585
Casella Waste Systems,
  Inc. Cl. A*                                                            49,100            718,824
Clean Harbors, Inc.* +                                                   61,100            921,388
First Advantage Corp. Cl. A*                                                300              6,120
iPayment, Inc.*                                                          18,200            901,264
Lo-Jack Corp.*                                                           55,000            667,150
Multi-Color Corp.*                                                       18,900            339,444
On Assignment, Inc.*                                                    169,000            877,110
Team, Inc.*                                                              65,800          1,023,190
                                                                                  ----------------
                                                                                         7,325,062
                                                                                  ----------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 2.2%
Ansoft Corp.*                                                            48,400            977,680
SI International, Inc.*                                                  13,500            415,260
                                                                                  ----------------
                                                                                         1,392,940
                                                                                  ----------------

DATA PROCESSING & PREPARATION -- 1.7%
HMS Holdings Corp.*                                                     116,900          1,050,931
                                                                                  ----------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 15.0%
Actel Corp.*                                                             47,300            829,642
Axsys Technologies, Inc.*                                                58,450          1,027,551
AZZ, Inc.*                                                               41,000            666,250
Bel Fuse, Inc. Cl. B                                                     23,800            804,202
The Eastern Co.                                                          48,100            962,000
EDO Corp.                                                                37,600   $      1,193,800
Mykrolis Corp.*                                                          51,400            728,338
Nu Horizons
  Electronics Corp.*                                                    114,788            916,008
Ultralife Batteries, Inc.*                                               85,000          1,653,250
ZiLOG, Inc.*                                                             91,750            734,000
                                                                                  ----------------
                                                                                         9,515,041
                                                                                  ----------------

ENERGY -- 2.3%
RPC, Inc.                                                                58,100          1,459,472
                                                                                  ----------------

ENTERTAINMENT & LEISURE -- 3.8%
Pinnacle
  Entertainment, Inc.*                                                   68,200          1,348,996
Steinway Musical
  Instruments, Inc.*                                                     36,300          1,050,522
                                                                                  ----------------
                                                                                         2,399,518
                                                                                  ----------------

FINANCIAL SERVICES -- 2.2%
Boston Private Financial
  Holdings, Inc.                                                         49,500          1,394,415
                                                                                  ----------------

HEALTHCARE -- 4.1%
Bio-Imaging
  Technologies, Inc.* +                                                 141,400            774,872
Bio-Reference Labs, Inc.*                                                65,900          1,146,660
CorVel Corp.*                                                            24,700            661,466
Life Sciences
  Research, Inc.*                                                         1,000             11,300
                                                                                  ----------------
                                                                                         2,594,298
                                                                                  ----------------

HEAVY MACHINERY -- 1.3%
Natural Gas Services
  Group, Inc.* +                                                         90,000            848,700
                                                                                  ----------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 3.1%
MITY Enterprises, Inc.*                                                  40,886            614,925
Movado Group, Inc.                                                       73,600          1,372,640
                                                                                  ----------------
                                                                                         1,987,565
                                                                                  ----------------

INSURANCE -- 5.8%
Donegal Group, Inc. Cl. A                                                46,700          1,070,831
EMC Insurance Group, Inc.                                                36,800            796,352
Safety Insurance Group, Inc.                                             58,800          1,831,620
                                                                                  ----------------
                                                                                         3,698,803
                                                                                  ----------------

MACHINERY & COMPONENTS -- 0.9%
Met-Pro Corp.                                                            43,266            575,438
                                                                                  ----------------

MEDICAL SUPPLIES -- 6.0%
ADE Corp.* +                                                             32,500            608,400
Excel Technology, Inc.*                                                  25,683            667,758
II-VI, Inc.*                                                             21,000            892,290
Inficon Holding AG, ADR
  (Switzerland)*                                                            400   $          3,000
MTS Medication
  Technologies, Inc.*                                                    29,500            217,415
Neogen Corp.*                                                            61,425          1,391,276
                                                                                  ----------------
                                                                                         3,780,139
                                                                                  ----------------

METALS & MINING -- 1.8%
Foundation Coal
  Holdings, Inc.* +                                                       5,200            119,912
Gibraltar Industries, Inc.                                               44,150          1,042,823
                                                                                  ----------------
                                                                                         1,162,735
                                                                                  ----------------

PHARMACEUTICALS -- 1.1%
Stratagene Corp.*                                                        87,800            680,450
                                                                                  ----------------

PREPACKAGED SOFTWARE -- 2.5%
Moldflow Corp.*                                                         100,400          1,596,360
                                                                                  ----------------

REAL ESTATE -- 1.0%
United Capital Corp.*                                                    27,500            622,875
                                                                                  ----------------

RETAIL -- 3.7%
Big 5 Sporting Goods Corp.                                               48,800          1,422,032
Sportsman's Guide, Inc.*                                                 40,800            918,000
                                                                                  ----------------
                                                                                         2,340,032
                                                                                  ----------------

TRANSPORTATION -- 11.0%
Knight Transportation, Inc.                                              57,325          1,421,660
Marine Products Corp.                                                    50,600          1,321,166
Marten Transport Limited*                                                64,550          1,467,222
Old Dominion Freight
  Line, Inc.*                                                            49,600          1,726,080
Pegasus Solutions, Inc.*                                                 35,744            450,374
Portec Rail Products, Inc.                                               53,160            552,864
                                                                                  ----------------
                                                                                         6,939,366
                                                                                  ----------------

TOTAL EQUITIES
(COST $45,545,473)                                                                      58,353,571
                                                                                  ----------------

                                                                   PRINCIPAL
                                                                    AMOUNT
                                                               ----------------
SHORT-TERM INVESTMENTS -- 11.3%

CASH EQUIVALENTS -- 3.3%**
American AAdvanage
  Select Money
  Market Fund                                                            24,437             24,437
Bank of America
  Bank Note
  2.260% 02/15/2005                                            $         18,256             18,256
Bank of America
  Bank Note
  2.270% 01/18/2005                                                      42,596             42,596

    The accompanying notes are an integral part of the financial statements.

                                                                   PRINCIPAL           MARKET
                                                                     AMOUNT            VALUE
                                                               ----------------   ----------------
Bank of America
  Bank Note
  2.270% 03/03/2005                                            $         79,107   $         79,107
Bank of America
  Bank Note
  2.300% 06/09/2005                                                      42,596             42,596
Bank of Montreal
  Eurodollar Time Deposit
  2.125% 02/02/2005                                                      18,560             18,560
Bank of Montreal
  Eurodollar Time Deposit
  2.260% 01/28/2005                                                      19,285             19,285
BGI Institutional Money
  Market Fund                                                           219,066            219,066
BNP Paribas
  Eurodollar Time Deposit
  2.300% 01/03/2005                                                      12,170             12,170
Calyon
  Eurodollar Time Deposit
  2.435% 03/16/2005                                                      52,089             52,089
Canadian Imperial Bank of
  Commerce Bank Note
  2.030% 05/18/2005                                                     121,703            121,703
Citigroup
  Eurodollar Time Deposit
  2.080% 01/28/2005                                                      47,769             47,769
Den Danske Bank
  Eurodollar Time Deposit
  2.260% 01/20/2005                                                      73,022             73,022
Dexia Group
  Eurodollar Time Deposit
  2.040% 01/21/2005                                                      24,341             24,341
Federal Home Loan
  Bank Discount Note
  2.184% 01/05/2005                                                      75,596             75,596
Fortis Bank
  Eurodollar Time Deposit
  2.140% 01/12/2005                                                      24,341             24,341
Fortis Bank
  Eurodollar Time Deposit
  2.200% 02/11/2005                                                      18,256             18,256
Fortis Bank
  Eurodollar Time Deposit
  2.260% 01/05/2005                                                     100,405            100,405
Freddie Mac
  Discount Note
  2.184% 01/04/2005                                                      85,053             85,053
Freddie Mac
  Discount Note
  2.228% 02/01/2005                                                      22,706             22,706
Freddie Mac
  Discount Note
  2.277% 02/01/2005                                            $        106,261   $        106,261
General Electric
  Capital Corp.
  2.294% 01/21/2005                                                      34,653             34,653
General Electric
  Capital Corp.
  2.295% 01/10/2005                                                      59,289             59,289
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  2.025% 01/21/2005                                                      27,992             27,992
Lloyds TSB Bank
  Eurodollar Time Deposit
  2.280% 02/02/2005                                                      29,817             29,817
Merrill Lynch
  Premier Institutional
  Money Market Fund                                                      40,162             40,162
Merrimac Cash Fund,
  Premium Class                                                          91,278             91,278
Morgan Stanley Dean
  Witter & Co.
  2.393% 07/19/2005                                                      80,324             80,324
Royal Bank of Canada
  Eurodollar Time Deposit
  2.250% 01/19/2005                                                      60,852             60,852
Royal Bank of Canada
  Eurodollar Time Deposit
  2.260% 02/01/2005                                                      48,682             48,682
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.015% 01/21/2005                                                      70,222             70,222
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.270% 02/02/2005                                                      36,511             36,511
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.360% 02/17/2005                                                       6,085              6,085
Toronto Dominion Bank
  Eurodollar Time Deposit
  2.420% 03/01/2005                                                      60,852             60,852
Wells Fargo
  Eurodollar Time Deposit
  2.270% 01/25/2005                                                      15,213             15,213
Wells Fargo
  Eurodollar Time Deposit
  2.310% 01/28/2005                                                      60,852             60,852
Wells Fargo
  Eurodollar Time Deposit
  2.320% 01/14/2005                                                     145,801            145,801
                                                                                  ----------------
                                                                                         2,096,200
                                                                                  ----------------

REPURCHASE AGREEMENT -- 8.0%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2004, 1.75%,
  due 01/03/2005(a)                                            $      5,053,706   $      5,053,706
                                                                                  ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                                      7,149,906
                                                                                  ----------------

TOTAL INVESTMENTS -- 103.4%
(COST $52,695,379)***                                                                   65,503,477

OTHER ASSETS/
(LIABILITIES) -- (3.4%)                                                                 (2,172,403)
                                                                                  ----------------

NET ASSETS -- 100.0%                                                              $     63,331,074
                                                                                  ================

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** See Note 7 for aggregate cost for Federal tax purposes.
 +   Denotes all or a portion of security on loan.
 (a) Maturity value of $5,054,443. Collateralized by U.S. Government Agency obligation with a rate of 5.70%, maturity date of 03/25/2018, and an aggregate market value, including accrued interest, of $5,306,391.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2004

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
EQUITIES -- 92.4%
ADVERTISING -- 1.8%
Catalina Marketing Corp.                                                  7,400   $        219,262
Getty Images, Inc.* +                                                    13,175            907,099
                                                                                  ----------------
                                                                                         1,126,361
                                                                                  ----------------

AIR TRANSPORTATION -- 1.0%
Airtran Holdings, Inc.* +                                                21,900            234,330
AMR Corp.* +                                                             19,800            216,810
Forward Air Corp.*                                                        1,280             57,216
Gol Linhas
  Aereas Inteligentes
  SA ADR (Brazil)*                                                        2,630             83,844
                                                                                  ----------------
                                                                                           592,200
                                                                                  ----------------

APPAREL, TEXTILES & SHOES -- 0.5%
HOT Topic, Inc.*                                                          2,330             40,053
Quiksilver, Inc.*                                                         8,970            267,216
                                                                                  ----------------
                                                                                           307,269
                                                                                  ----------------

AUTOMOTIVE & PARTS -- 1.0%
LKQ Corp.*                                                               21,172            424,922
Visteon Corp.+                                                           22,000            214,940
                                                                                  ----------------
                                                                                           639,862
                                                                                  ----------------

BANKING, SAVINGS & LOANS -- 5.2%
Advanta Corp. Cl. B                                                      11,700            283,959
Amcore Financial, Inc.                                                    7,190            231,374
City National Corp.                                                       5,100            360,315
Financial Federal Corp.*                                                 25,725          1,008,420
Hancock Holding Co.                                                       4,700            157,262
Providian
  Financial Corp.* +                                                     16,800            276,696
Southwest Bancorp. of
  Texas, Inc.                                                            23,400            544,986
UMB Financial Corp.                                                       2,100            118,986
Westcorp                                                                  4,900            225,057
                                                                                  ----------------
                                                                                         3,207,055
                                                                                  ----------------

BEVERAGES -- 0.1%
Peet's Coffee & Tea, Inc.*                                                2,080             55,058
                                                                                  ----------------

BROADCASTING, PUBLISHING & PRINTING -- 0.9%
LodgeNet
  Entertainment Corp.*                                                   10,400            183,976
Playboy Enterprises,
  Inc. Cl. B*                                                            15,600            191,724
TiVo, Inc.* +                                                            30,610            179,681
                                                                                  ----------------
                                                                                           555,381
                                                                                  ----------------

BUILDING MATERIALS & CONSTRUCTION -- 0.1%
Eagle Materials, Inc.                                                       960             82,896
                                                                                  ----------------

CHEMICALS -- 1.9%
Cytec Industries, Inc.                                                    3,825   $        196,681
Hercules, Inc.*                                                          16,310            242,203
Minerals Technologies, Inc.                                               3,300            220,110
The Scotts Co. Cl. A*                                                     7,300            536,696
                                                                                  ----------------
                                                                                         1,195,690
                                                                                  ----------------

COMMERCIAL SERVICES -- 9.1%
The Advisory Board Co.*                                                   1,790             66,015
ADVO, Inc.                                                                7,300            260,245
The Corporate Executive
  Board Co.                                                              15,250          1,020,835
DiamondCluster
  International, Inc. Cl. A*                                              2,130             30,523
Exelixis, Inc.*                                                          24,190            229,805
Fluor Corp.                                                               4,300            234,393
Harris Interactive, Inc.*                                                25,000            197,500
Incyte Corp.* +                                                          23,900            238,761
ITT Educational
  Services, Inc.* +                                                      21,750          1,034,213
Jackson Hewitt Tax
  Service, Inc.                                                           2,540             64,135
Navigant Consulting, Inc.*                                                2,920             77,672
Netease.com,
  Inc. Sponsored
  ADR (China)* +                                                          9,200            486,036
Opsware, Inc.* +                                                         28,700            210,658
Stericycle, Inc.*                                                        14,310            657,545
Strayer Education, Inc.                                                     720             79,049
Vertrue, Inc.*                                                           12,850            485,345
Washington Group
  International, Inc.*                                                    6,560            270,600
                                                                                  ----------------
                                                                                         5,643,330
                                                                                  ----------------

COMMUNICATIONS -- 2.2%
American Tower
  Corp. Cl. A*                                                           10,070            185,288
AudioCodes Limited*                                                       2,730             45,345
Crown Castle
  International Corp.*                                                   11,090            184,538
EFJ, Inc.*                                                                4,070             39,276
Openwave Systems, Inc.*                                                  29,400            454,524
Polycom, Inc.*                                                            4,020             93,746
Spectrasite, Inc.*                                                        1,240             71,796
Westell Technologies,
  Inc. Cl. A*                                                            44,100            299,880
                                                                                  ----------------
                                                                                         1,374,393
                                                                                  ----------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.8%
Avid Technology, Inc.*                                                   13,000            802,750
F5 Networks, Inc.*                                                          900             43,848
IDX Systems Corp.*                                                        7,300            251,558
                                                                                  ----------------
                                                                                         1,098,156
                                                                                  ----------------

COMPUTER RELATED SERVICES -- 3.7%
Acxiom Corp.                                                             18,260   $        480,238
Checkfree Corp.*                                                         36,892          1,404,847
Ingram Micro, Inc. Cl. A*                                                15,600            324,480
Kanbay International, Inc.*                                               1,750             54,775
Sierra Wireless*                                                          1,680             29,702
                                                                                  ----------------
                                                                                         2,294,042
                                                                                  ----------------

COMPUTERS & INFORMATION -- 1.4%
Extreme Networks, Inc.*                                                  29,600            193,880
Mikohn Gaming Corp.*                                                      2,770             28,309
Scientific Games
  Corp. Cl. A*                                                           26,150            623,416
                                                                                  ----------------
                                                                                           845,605
                                                                                  ----------------

CONTAINERS -- 0.4%
Pactiv Corp.*                                                             9,500            240,255
                                                                                  ----------------

COSMETICS & PERSONAL CARE -- 0.3%
Nu Skin Enterprises,
  Inc. Cl. A                                                              8,400            213,192
                                                                                  ----------------

DATA PROCESSING & PREPARATION -- 1.9%
The BISYS Group, Inc.*                                                   14,100            231,945
CSG Systems
  International, Inc.*                                                    2,150             40,205
Factset Research
  Systems, Inc.+                                                         15,775            921,891
                                                                                  ----------------
                                                                                         1,194,041
                                                                                  ----------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 7.2%
Aeroflex, Inc.*                                                           8,390            101,687
Agere Systems, Inc. Cl. A*                                              173,100            237,147
Benchmark
  Electronics, Inc.* +                                                    5,700            194,370
Cree, Inc.* +                                                            23,150            927,852
ESCO Technologies, Inc.*                                                  1,060             81,249
Fairchild Semiconductor
  International, Inc. Cl. A*                                              4,220             68,617
FuelCell Energy, Inc.* +                                                 18,680            184,932
Gentex Corp.+                                                            20,400            755,208
Graftech
  International Limited*                                                  6,830             64,612
MEMC Electronic
  Materials, Inc.*                                                        9,080            120,310
Microsemi Corp.*                                                          4,190             72,738
Moog, Inc. Cl. A*                                                         6,590            298,857
ON Semiconductor Corp.*                                                  56,800            257,872
SBS Technologies, Inc.*                                                   4,740             66,170
Semtech Corp.*                                                            3,070             67,141
Teledyne
  Technologies, Inc.*                                                     7,100            208,953
Visx, Inc.*                                                              28,900            747,643
                                                                                  ----------------
                                                                                         4,455,358
                                                                                  ----------------

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
ENERGY -- 3.7%
Arch Coal, Inc.                                                           2,100   $         74,634
Cabot Oil & Gas Corp. Cl. A                                               1,330             58,853
CAL Dive
  International, Inc.*                                                    2,700            110,025
Grey Wolf, Inc.*                                                         58,300            307,241
Newfield Exploration Co.*                                                12,450            735,173
Patina Oil & Gas Corp.                                                    1,400             52,500
Premcor, Inc.                                                             2,600            109,642
Range Resources Corp.                                                     2,560             52,378
TETRA Technologies, Inc.*                                                 9,000            254,700
UGI Corp.                                                                 5,400            220,914
Vintage Petroleum, Inc.                                                  10,300            233,707
Whiting Petroleum Corp.*                                                  2,100             63,525
                                                                                  ----------------
                                                                                         2,273,292
                                                                                  ----------------

ENTERTAINMENT & LEISURE -- 0.4%
Churchill Downs, Inc.                                                     4,400            196,680
Lions Gate
  Entertainment Corp.*                                                    5,450             57,879
                                                                                  ----------------
                                                                                           254,559
                                                                                  ----------------

FINANCIAL SERVICES -- 3.1%
Affiliated Managers
  Group, Inc.* +                                                          4,550            308,217
The Chicago
  Mercantile Exchange+                                                    3,600            823,320
IndyMac Bancorp, Inc.                                                     8,010            275,945
Investment Technology
  Group, Inc.*                                                           15,050            301,000
Spirit Finance Corp. REIT*                                                  590              7,464
Ventas, Inc.                                                              7,400            202,834
                                                                                  ----------------
                                                                                         1,918,780
                                                                                  ----------------

FOODS -- 1.7%
The J.M. Smucker Co.                                                     12,650            595,436
Panera Bread Co. Cl. A* +                                                10,650            429,408
Wild Oats Markets, Inc.*                                                  1,000              8,810
                                                                                  ----------------
                                                                                         1,033,654
                                                                                  ----------------

HEALTHCARE -- 8.9%
Allscripts Healthcare
  Solutions, Inc.*                                                       27,029            288,399
American
  Healthways, Inc.* +                                                    29,700            981,288
AmSurg Corp.*                                                            33,450            988,113
Genesis HealthCare Corp.*                                                11,040            386,731
Human Genome
  Sciences, Inc.*                                                        22,820            274,296
Humana, Inc.*                                                            14,700            436,443
Manor Care, Inc.                                                          8,500            301,155
Matria Healthcare, Inc.* +                                                6,100            238,327
Odyssey Healthcare, Inc.* +                                              51,600            705,888
Psychiatric
  Solutions, Inc.*                                                        4,900            179,144
Symbion, Inc.*                                                            3,220   $         71,098
Triad Hospitals, Inc.*                                                    9,600            357,216
VCA Antech, Inc.*                                                        15,250            298,900
                                                                                  ----------------
                                                                                         5,506,998
                                                                                  ----------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 1.7%
Fossil, Inc.*                                                            26,000            666,640
Furniture Brands
  International, Inc.+                                                    7,925            198,521
Helen of Troy Limited*                                                    2,310             77,639
Standard-Pacific Corp.                                                    1,490             95,569
Tempur-Pedic
  International, Inc.*                                                    1,730             36,676
                                                                                  ----------------
                                                                                         1,075,045
                                                                                  ----------------

HOUSEHOLD PRODUCTS -- 0.4%
Ferro Corp.                                                               8,900            206,391
Jarden Corp.*                                                               820             35,621
                                                                                  ----------------
                                                                                           242,012
                                                                                  ----------------

INFORMATION RETRIEVAL SERVICES -- 1.7%
Agile Software Corp.*                                                    25,590            209,070
CoStar Group, Inc.* +                                                    12,100            558,778
Intergraph Corp.* +                                                      11,450            308,349
                                                                                  ----------------
                                                                                         1,076,197
                                                                                  ----------------

INSURANCE -- 0.6%
American Equity
  Investment Life
  Holding Co.                                                             3,310             35,649
Arch Capital
  Group Limited*                                                          1,240             47,988
HealthExtras, Inc.*                                                       1,580             25,754
Platinum Underwriters
  Holdings Limited                                                        1,310             40,741
Reinsurance Group of
  America, Inc.                                                           4,500            218,025
USI Holdings Corp.*                                                       1,100             12,727
                                                                                  ----------------
                                                                                           380,884
                                                                                  ----------------

INTERNET SOFTWARE -- 0.3%
webMethods, Inc.*                                                        22,900            165,109
                                                                                  ----------------

LODGING -- 2.4%
Aztar Corp.*                                                              6,300            219,996
La Quinta Corp.*                                                         30,160            274,154
Vail Resorts, Inc.*                                                      44,800          1,004,416
                                                                                  ----------------
                                                                                         1,498,566
                                                                                  ----------------

MACHINERY & COMPONENTS -- 2.4%
Agco Corp.*                                                              11,600            253,924
Chicago Bridge &
  Iron Co. NV                                                            14,700            588,000
Global Power Equipment
  Group, Inc.* +                                                         15,400            151,536
Kennametal, Inc.                                                          4,100   $        204,057
Techtronic Industries Co.
  Sponsored ADR
  (Hong Kong)                                                            27,280            297,447
                                                                                  ----------------
                                                                                         1,494,964
                                                                                  ----------------

MEDICAL SUPPLIES -- 2.6%
Arrow International, Inc.                                                 6,300            195,237
CONMED Corp.*                                                             7,500            213,150
CTI Molecular
  Imaging, Inc.*                                                         18,000            255,420
Foxhollow
  Technologies, Inc.*                                                       410             10,082
Kensey Nash Corp.* +                                                      6,100            210,633
PSS World Medical, Inc.*                                                 18,600            232,779
Resmed, Inc.* +                                                           7,850            401,135
Respironics, Inc.*                                                          810             44,032
Zoll Medical Corp.*                                                       1,410             48,504
                                                                                  ----------------
                                                                                         1,610,972
                                                                                  ----------------

METALS & MINING -- 1.0%
Carpenter Technology                                                      6,220            363,621
Precision Castparts Corp.                                                 3,600            236,448
                                                                                  ----------------
                                                                                           600,069
                                                                                  ----------------

PHARMACEUTICALS -- 4.2%
Abgenix, Inc.*                                                           20,910            216,209
Alkermes, Inc.* +                                                        14,920            210,223
Amylin
  Pharmaceuticals, Inc.* +                                               11,140            260,230
Angiotech
  Pharmaceuticals, Inc.*                                                 11,600            214,020
Atherogenics, Inc.*                                                       2,270             53,481
Encysive
  Pharmaceuticals, Inc.*                                                  3,370             33,464
EPIX
  Pharmaceuticals, Inc.*                                                 22,400            401,184
Eyetech
  Pharmaceuticals, Inc.*                                                    830             37,765
ICOS Corp.*                                                               1,580             44,682
Impax Laboratories, Inc.*                                                 2,830             44,940
Martek Biosciences Corp.*                                                13,400            686,080
The Medicines Co.* +                                                      9,830            283,104
Neurocrine
  Biosciences, Inc.*                                                        670             33,031
NPS Pharmaceuticals, Inc.*                                                1,990             36,377
Salix Pharmaceuticals
  Limited*                                                                2,370             41,688
                                                                                  ----------------
                                                                                         2,596,478
                                                                                  ----------------

PREPACKAGED SOFTWARE -- 8.1%
Blackboard, Inc.* +                                                      22,900            339,149
Cerner Corp.* +                                                          18,125            963,706
Dendrite
  International, Inc.*                                                   52,150          1,011,710

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
EPIQ Systems, Inc.* +                                                    16,440   $        240,682
Hyperion Solutions Corp.*                                                 4,800            223,776
MicroStrategy, Inc. Cl. A*                                                9,700            584,425
Motive, Inc.* +                                                          13,700            155,906
NAVTEQ Corp.*                                                             1,470             68,149
Red Hat, Inc.* +                                                         16,100            214,935
Salesforce.com, Inc.*                                                     4,210             71,317
Seebeyond
  Technology Corp.*                                                      13,700             49,046
Take-Two Interactive
  Software, Inc.* +                                                      27,930            971,685
THQ, Inc.*                                                                4,100             94,054
Verint Systems, Inc.*                                                     1,680             61,034
                                                                                  ----------------
                                                                                         5,049,574
                                                                                  ----------------

REAL ESTATE -- 0.2%
CB Richard Ellis
  Group, Inc. Cl. A*                                                      3,390            113,735
                                                                                  ----------------

RESTAURANTS -- 0.7%
Landry's Restaurants, Inc.                                                1,620             47,077
RARE Hospitality
  International, Inc.*                                                    9,670            308,086
Red Robin Gourmet
  Burgers, Inc.*                                                          1,350             72,185
                                                                                  ----------------
                                                                                           427,348
                                                                                  ----------------

RETAIL -- 3.4%
A.C. Moore Arts &
  Crafts, Inc.*                                                           2,690             77,499
Borders Group, Inc.                                                       9,300            236,220
Electronics Boutique
  Holdings Corp.*                                                           460             19,752
Foot Locker, Inc.                                                        15,800            425,494
Insight Enterprises, Inc.*                                                3,450             70,794
Men's Wearhouse, Inc.*                                                    2,430             77,663
O'Reilly
  Automotive, Inc.* +                                                    16,345            736,342
Stamps.com, Inc.                                                         11,250            178,200
Tuesday Morning Corp.*                                                    9,200            281,796
                                                                                  ----------------
                                                                                         2,103,760
                                                                                  ----------------

TELEPHONE UTILITIES -- 0.9%
General Communication,
  Inc. Cl. A*                                                            21,200            234,048
Nextel Partners,
  Inc. Cl. A* +                                                          11,700            228,618
Novatel Wireless, Inc.*                                                   1,990             38,566
Rural Cellular
  Corp. Cl. A* +                                                          9,900             61,667
                                                                                  ----------------
                                                                                           562,899
                                                                                  ----------------

TRANSPORTATION -- 3.5%
Arkansas Best Corp.                                                       1,946             87,356
CNF, Inc.                                                                 4,200            210,420
Fleetwood
  Enterprises, Inc.*                                                      4,200   $         56,532
J.B. Hunt Transport
  Services, Inc.                                                         21,400            959,790
Kansas City Southern* +                                                  33,025            585,533
Knight Transportation, Inc.                                               1,970             48,856
OMI Corp.                                                                 1,900             32,015
Sirva, Inc.*                                                              4,700             90,334
Yellow Roadway Corp.*                                                     1,760             98,050
                                                                                  ----------------
                                                                                         2,168,886
                                                                                  ----------------

TOTAL EQUITIES
(COST $43,340,948)                                                                      57,273,925
                                                                                  ----------------

                                                                   PRINCIPAL
                                                                     AMOUNT
                                                               ----------------
SHORT-TERM INVESTMENTS -- 31.6%

CASH EQUIVALENTS -- 23.0%**
American AAdvanage
  Select Money
  Market Fund                                                           166,068            166,068
Bank of America
  Bank Note
  2.260% 02/15/2005                                            $        124,063            124,063
Bank of America
  Bank Note
  2.270% 01/18/2005                                                     289,481            289,481
Bank of America
  Bank Note
  2.270% 03/03/2005                                                     537,608            537,608
Bank of America
  Bank Note
  2.300% 06/09/2005                                                     289,481            289,481
Bank of Montreal
  Eurodollar Time Deposit
  2.125% 02/02/2005                                                     126,130            126,130
Bank of Montreal
  Eurodollar Time Deposit
  2.260% 01/28/2005                                                     131,058            131,058
BGI Institutional Money
  Market Fund                                                         1,488,761          1,488,761
BNP Paribas
  Eurodollar Time Deposit
  2.300% 01/03/2005                                                      82,709             82,709
Calyon
  Eurodollar Time Deposit
  2.435% 03/16/2005                                                     353,994            353,994
Canadian Imperial Bank
  of Commerce Bank Note
  2.030% 05/18/2005                                                     827,089            827,089
Citigroup
  Eurodollar Time Deposit
  2.080% 01/28/2005                                                     324,633            324,633
Den Danske Bank
  Eurodollar Time Deposit
  2.260% 01/20/2005                                            $        496,254   $        496,254
Dexia Group
  Eurodollar Time Deposit
  2.040% 01/21/2005                                                     165,418            165,418
Federal Home Loan Bank
  Discount Note
  2.184% 01/05/2005                                                     513,744            513,744
Fortis Bank
  Eurodollar Time Deposit
  2.140% 01/12/2005                                                     165,418            165,418
Fortis Bank
  Eurodollar Time Deposit
  2.200% 02/11/2005                                                     124,064            124,064
Fortis Bank
  Eurodollar Time Deposit
  2.260% 01/05/2005                                                     682,349            682,349
Freddie Mac
  Discount Note
  2.184% 01/04/2005                                                     578,017            578,017
Freddie Mac
  Discount Note
  2.228% 02/01/2005                                                     154,312            154,312
Freddie Mac
  Discount Note
  2.277% 02/01/2005                                                     722,147            722,147
General Electric
  Capital Corp.
  2.294% 01/21/2005                                                     235,500            235,500
General Electric
  Capital Corp.
  2.295% 01/10/2005                                                     402,922            402,922
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  2.025% 01/21/2005                                                     190,231            190,231
Lloyds TSB Bank
  Eurodollar Time Deposit
  2.280% 02/02/2005                                                     202,637            202,637
Merrill Lynch Premier
  Institutional Money
  Market Fund                                                           272,941            272,941
Merrimac Cash Fund,
  Premium Class                                                         620,317            620,317
Morgan Stanley Dean
  Witter & Co.
  2.393% 07/19/2005                                                     545,879            545,879
Royal Bank of Canada
  Eurodollar Time Deposit
  2.250% 01/19/2005                                                     413,545            413,545
Royal Bank of Canada
  Eurodollar Time Deposit
  2.260% 02/01/2005                                                     330,837            330,837

    The accompanying notes are an integral part of the financial statements.

                                                                   PRINCIPAL           MARKET
                                                                    AMOUNT             VALUE
                                                               ----------------   ----------------
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.015% 01/21/2005                                            $        477,230   $        477,230
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.270% 02/02/2005                                                     248,127            248,127
Royal Bank of Scotland
  Eurodollar Time Deposit
  2.360% 02/17/2005                                                      41,354             41,354
Toronto Dominion Bank
  Eurodollar Time Deposit
  2.420% 03/01/2005                                                     413,545            413,545
Wells Fargo
  Eurodollar Time Deposit
  2.270% 01/25/2005                                                     103,386            103,386
Wells Fargo
  Eurodollar Time Deposit
  2.310% 01/28/2005                                                     413,545            413,545
Wells Fargo
  Eurodollar Time Deposit
  2.320% 01/14/2005                                                     990,854            990,854
                                                                                  ----------------
                                                                                        14,245,648
                                                                                  ----------------

REPURCHASE AGREEMENT -- 8.6%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2004, 1.75%,
  due 01/03/2005(a)                                                   5,346,782          5,346,782
                                                                                  ----------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                                     19,592,430
                                                                                  ----------------

TOTAL INVESTMENTS -- 124.0%
(COST $62,933,378)***                                                                   76,866,355

OTHER ASSETS/
(LIABILITIES) -- (24.0%)                                                               (14,857,367)
                                                                                  ----------------

NET ASSETS -- 100.0%                                                              $     62,008,988
                                                                                  ================

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** See Note 7 for aggregate cost for Federal tax purposes.
 +   Denotes all or a portion of security on loan.
 (a) Maturity value of $5,347,562. Collateralized by U.S. Government Agency obligation with a rate of 5.125%, maturity date of 09/25/2022, and an aggregate market value, including accrued interest, of $5,614,121.

The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2004

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
EQUITIES -- 94.9%

ADVERTISING -- 1.7%
Jupitermedia Corp.*                                                       3,000   $         71,340
Valueclick, Inc.*                                                        13,120            174,890
                                                                                  ----------------
                                                                                           246,230
                                                                                  ----------------
AEROSPACE & DEFENSE -- 0.6%
Engineered Support
  Systems, Inc.                                                           1,420             84,092
                                                                                  ----------------

AIR TRANSPORTATION -- 0.4%
Forward Air Corp.*                                                        1,300             58,110
                                                                                  ----------------

APPAREL, TEXTILES & SHOES -- 4.6%
American Eagle
  Outfitters, Inc.                                                          930             43,803
bebe stores, inc.                                                         8,188            220,899
Deckers Outdoor Corp.*                                                    3,890            182,791
Oxford Industries, Inc.                                                   1,710             70,623
Urban Outfitters, Inc.*                                                   3,110            138,084
                                                                                  ----------------
                                                                                           656,200
                                                                                  ----------------

BANKING, SAVINGS & LOANS -- 3.4%
Advance America Cash
  Advance Centers, Inc.*                                                    390              8,931
Commercial Capital
  Bancorp, Inc.                                                           4,940            114,509
Community Bancorp/NV*                                                        50              1,530
Nara Bancorp, Inc.                                                        4,150             88,270
PrivateBancorp, Inc.                                                      2,700             87,021
Signature Bank*                                                           1,500             48,540
Silicon Valley Bancshares*                                                2,850            127,737
                                                                                  ----------------
                                                                                           476,538
                                                                                  ----------------

BUILDING MATERIALS & CONSTRUCTION -- 1.6%
Chemed Corp.                                                              2,110            141,602
Merge Technologies, Inc.*                                                 3,500             77,875
                                                                                  ----------------
                                                                                           219,477
                                                                                  ----------------

COMMERCIAL SERVICES -- 11.1%
Aaron Rents, Inc.                                                         3,085             77,125
Arbinet-thexchange, Inc.*                                                   310              7,703
Bright Horizons Family
  Solutions, Inc.*                                                        1,760            113,978
eResearch
  Technology, Inc.*                                                         180              2,853
Global Payments, Inc.                                                     2,130            124,690
Greenfield Online, Inc.*                                                  6,740            148,213
Heidrick & Struggles
  International, Inc.*                                                    3,320            113,776
Huron Consulting
  Group, Inc.*                                                              990             21,978
Magellan Health
  Services, Inc.*                                                         1,610   $         54,998
Marlin Business
  Services Corp.*                                                         3,530             67,070
MPS Group, Inc.*                                                         12,190            149,449
Navigant Consulting, Inc.*                                                8,510            226,366
Netease.com, Inc.
  Sponsored ADR (China)*                                                  2,440            128,905
Resources
  Connection, Inc.*                                                       2,320            125,999
Universal Technical
  Institute, Inc.*                                                        2,800            106,736
Wind River Systems, Inc.*                                                 7,000             94,850
                                                                                  ----------------
                                                                                         1,564,689
                                                                                  ----------------

COMMUNICATIONS -- 2.7%
Alvarion Limited*                                                         3,200             42,496
AudioCodes Limited*                                                       5,790             96,172
InPhonic, Inc.*                                                           1,360             37,373
Lifeline Systems, Inc.*                                                   3,070             79,083
Openwave Systems, Inc.*                                                   8,440            130,482
                                                                                  ----------------
                                                                                           385,606
                                                                                  ----------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.9%
F5 Networks, Inc.*                                                          660             32,155
Mercury Computer
  Systems, Inc.*                                                          2,130             63,218
Sapient Corp.*                                                            4,350             34,408
                                                                                  ----------------
                                                                                           129,781
                                                                                  ----------------

COMPUTER PROGRAMMING SERVICES -- 3.2%
CACI International,
  Inc. Cl. A*                                                             1,500            102,195
Innovative Solutions &
  Support, Inc.*                                                          1,040             34,694
Jamdat Mobile, Inc.*                                                      3,740             77,231
Macromedia, Inc.*                                                         4,460            138,795
Shanda Interactive
  Entertainment Limited
  ADR (Cayman Islands)*                                                   2,230             94,775
                                                                                  ----------------
                                                                                           447,690
                                                                                  ----------------

COMPUTER RELATED SERVICES -- 1.4%
Checkfree Corp.*                                                          2,080             79,206
CNET Networks, Inc.*                                                     10,140            113,872
                                                                                  ----------------
                                                                                           193,078
                                                                                  ----------------

COMPUTERS & INFORMATION -- 2.9%
Emulex Corp.*                                                             1,500             25,260
M-Systems Flash Disk
  Pioneers Limited*                                                       8,250            162,690
PalmOne, Inc.*                                                            2,730             86,131
Scientific Games
  Corp. Cl. A*                                                            5,710   $        136,126
                                                                                  ----------------
                                                                                           410,207
                                                                                  ----------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 8.8%
August Technology Corp.*                                                  7,310             76,974
California Micro
  Devices Corp.*                                                          1,780             12,620
Cascade Microtech, Inc.*                                                    260              3,489
Ceradyne, Inc.*                                                           1,755            100,404
Credence Systems Corp.*                                                   4,880             44,652
Cree, Inc.*                                                               1,040             41,683
DRS Technologies, Inc.*                                                   3,060            130,693
FormFactor, Inc.*                                                         2,550             69,207
Ixia*                                                                     7,120            119,687
O2Micro
  International Limited*                                                  6,170             70,585
Photon Dynamics, Inc.*                                                    3,680             89,350
Power Integrations, Inc.*                                                 2,590             51,230
Sigmatel, Inc.*                                                           3,010            106,945
Skyworks Solutions, Inc.*                                                 1,910             18,011
Synaptics, Inc.*                                                          1,710             52,292
Tessera
  Technologies, Inc.*                                                     3,790            141,026
Virage Logic Corp.*                                                       6,510            120,891
                                                                                  ----------------
                                                                                         1,249,739
                                                                                  ----------------

ENERGY -- 2.6%
CAL Dive
  International, Inc.*                                                    2,290             93,318
Denbury Resources, Inc.*                                                  4,720            129,564
Superior Energy
  Services, Inc.*                                                         1,560             24,040
Unit Corp.*                                                               3,340            127,621
                                                                                  ----------------
                                                                                           374,543
                                                                                  ----------------

FINANCIAL SERVICES -- 3.7%
Accredited Home Lenders
  Holding Co.*                                                            1,710             84,952
Affiliated Managers
  Group, Inc.*                                                            2,300            155,802
Boston Private Financial
  Holdings, Inc.                                                          4,820            135,779
East West Bancorp, Inc.                                                   1,500             62,940
First Cash Financial
  Services, Inc.*                                                         3,265             87,208
                                                                                  ----------------
                                                                                           526,681
                                                                                  ----------------

HEALTHCARE -- 3.3%
American
  Healthways, Inc.*                                                       4,250            140,420
Matria Healthcare, Inc.*                                                  3,680            143,778

    The accompanying notes are an integral part of the financial statements.

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                               ----------------   ----------------
United Surgical Partners
  International, Inc.*                                                    3,740   $        155,958
VistaCare, Inc. Cl. A*                                                    1,970             32,761
                                                                                  ----------------
                                                                                           472,917
                                                                                  ----------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.3%
Miller (Herman), Inc.                                                     1,620             44,761
                                                                                  ----------------

INFORMATION RETRIEVAL SERVICES -- 2.9%
Ask Jeeves, Inc.*                                                         4,450            119,038
CoStar Group, Inc.*                                                         880             40,638
Digital River, Inc.*                                                      2,010             83,636
Infospace, Inc.*                                                          3,410            162,146
                                                                                  ----------------
                                                                                           405,458
                                                                                  ----------------

INSURANCE -- 3.0%
AMERIGROUP Corp.*                                                         1,890            142,997
Centene Corp.*                                                            3,420             96,957
HealthExtras, Inc.*                                                       5,780             94,214
ProAssurance Corp.*                                                         670             26,204
Tower Group, Inc.                                                         5,240             62,880
                                                                                  ----------------
                                                                                           423,252
                                                                                  ----------------

INTERNET SOFTWARE -- 1.2%
WebEx
  Communications, Inc.*                                                   7,110            169,076
                                                                                  ----------------

LODGING -- 1.9%
Four Seasons Hotels, Inc.                                                 2,020            165,216
Las Vegas Sands Corp.*                                                       50              2,400
Station Casinos, Inc.                                                     1,870            102,252
                                                                                  ----------------
                                                                                           269,868
                                                                                  ----------------

MACHINERY & COMPONENTS -- 2.0%
Axcelis Technologies, Inc.*                                               3,990             32,439
Grant Prideco, Inc.*                                                      7,420            148,771
IDEX Corp.                                                                  930             37,665
Ultratech, Inc.*                                                          3,370             63,525
                                                                                  ----------------
                                                                                           282,400
                                                                                  ----------------

MEDICAL SUPPLIES -- 4.6%
Advanced Neuromodulation
  Systems, Inc.*                                                          1,500             59,191
American Medical Systems
  Holdings, Inc.*                                                         2,285             95,536
Armor Holdings, Inc.*                                                     2,300            108,146
BEI Technologies, Inc.                                                    2,540             78,435
I-Flow Corp.*                                                             1,970             35,913
Intuitive Surgical, Inc.*                                                 2,830            113,257
Laserscope*                                                               2,960            106,294
Ventana Medical
  Systems, Inc.*                                                            830             53,112
                                                                                  ----------------
                                                                                           649,884
                                                                                  ----------------

METALS & MINING -- 0.7%
Maverick Tube Corp.*                                                      3,420            103,626
                                                                                  ----------------

PHARMACEUTICALS -- 12.4%
Able Laboratories, Inc.*                                                  5,600            127,400
Alexion
  Pharmaceuticals, Inc.*                                                  7,000   $        176,400
Angiotech
  Pharmaceuticals, Inc.*                                                  7,750            142,988
Atherogenics, Inc.*                                                       2,570             60,549
Bone Care
  International, Inc.*                                                    2,600             72,410
CV Therapeutics, Inc.*                                                    2,770             63,710
Cypress Bioscience, Inc.*                                                 5,450             76,627
Discovery
  Laboratories, Inc.*                                                    13,380            106,103
EPIX
  Pharmaceuticals, Inc.*                                                  4,100             73,431
First Horizon
  Pharmaceutical Corp.*                                                   2,150             49,214
Inspire
  Pharmaceuticals, Inc.*                                                  6,070            101,794
The Medicines Co.*                                                        1,500             43,200
Nabi Biopharmaceuticals*                                                  8,820            129,213
NitroMed, Inc.*                                                           2,750             73,288
Nuvelo, Inc.*                                                             7,420             73,087
Orchid Biosciences, Inc.*                                                 1,440             16,560
QLT, Inc.*                                                                3,480             55,958
Rigel
  Pharmaceuticals, Inc.*                                                  5,290            129,182
Salix
  Pharmaceuticals Limited*                                                4,985             87,686
Theravance, Inc.*                                                         2,850             51,015
Vaxgen, Inc.*                                                             2,160             36,720
                                                                                  ----------------
                                                                                         1,746,535
                                                                                  ----------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.8%
Sonic Solutions, Inc.*                                                    5,220            117,137
                                                                                  ----------------

PREPACKAGED SOFTWARE -- 4.8%
Altiris, Inc.*                                                            4,360            154,475
Dendrite
  International, Inc.*                                                    5,450            105,730
Epicor Software Corp.*                                                    7,220            101,730
FalconStor Software, Inc.*                                                  930              8,900
MicroStrategy, Inc. Cl. A*                                                1,530             92,183
Open Solutions, Inc.*                                                     3,160             82,034
Quest Software, Inc.*                                                     4,460             71,137
THQ, Inc.*                                                                2,440             55,974
                                                                                  ----------------
                                                                                           672,163
                                                                                  ----------------

REAL ESTATE -- 0.0%
Housevalues, Inc.*                                                          310              4,656
                                                                                  ----------------

RESTAURANTS -- 1.6%
P.F. Chang's China
  Bistro, Inc.*                                                           1,610             90,724
RARE Hospitality
  International, Inc.*                                                    4,150            132,219
                                                                                  ----------------
                                                                                           222,943
                                                                                  ----------------

RETAIL -- 1.0%
GSI Commerce, Inc.*                                                       3,430             60,985
Kenneth Cole Productions,
  Inc. Cl. A                                                              2,390   $         73,755
                                                                                  ----------------
                                                                                           134,740
                                                                                  ----------------

RETAIL - INTERNET -- 1.2%
Priceline.com, Inc.*                                                      7,353            173,457
                                                                                  ----------------

TELEPHONE UTILITIES -- 1.8%
j2 Global
  Communications, Inc.*                                                   3,740            129,030
Novatel Wireless, Inc.*                                                   6,130            118,799
                                                                                  ----------------
                                                                                           247,829
                                                                                  ----------------

TOYS, GAMES -- 0.7%
K2, Inc.*                                                                 5,990             95,121
                                                                                  ----------------

TRANSPORTATION -- 1.1%
Old Dominion Freight
  Line, Inc.*                                                             2,180             75,864
UTI Worldwide, Inc.                                                       1,190             80,944
                                                                                  ----------------
                                                                                           156,808
                                                                                  ----------------

TOTAL EQUITIES
(COST $11,424,870)                                                                      13,415,292
                                                                                  ----------------

                                                                   PRINCIPAL
                                                                    AMOUNT
                                                               ----------------
SHORT-TERM INVESTMENTS -- 7.5%

REPURCHASE AGREEMENT
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2004, 1.75%,
  due 01/03/2005(a)                                            $      1,060,566          1,060,566
                                                                                  ----------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                                      1,060,566
                                                                                  ----------------

TOTAL INVESTMENTS -- 102.4%
(COST $12,485,436)**                                                                    14,475,858

OTHER ASSETS/
(LIABILITIES) -- (2.4%)                                                                   (339,952)
                                                                                  ----------------

NET ASSETS -- 100.0%                                                              $     14,135,906
                                                                                  ================

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  See Note 7 for aggregate cost for Federal tax purposes.
 (a) Maturity value of $1,060,721. Collaterized by U.S. Government Agency obligation with a rate of 2.903%, maturity date of 04/15/2028, and an aggregate market value, including accrued interest, of $1,114,071.

    The accompanying notes are an integral part of the financial statements.

                    [This page is intentionally left blank.]

MML SERIES INVESTMENT FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                    MML                MML              MML              MML
                                                           INFLATION-PROTECTED      LARGE CAP         EQUITY       ENHANCED INDEX
                                                                   BOND               VALUE            INDEX         CORE EQUITY
                                                                   FUND               FUND             FUND             FUND
                                                           -------------------   --------------   --------------   --------------
ASSETS:
        Investments, at value (NOTE 2)(a)                    $   86,542,943      $   76,631,003   $  403,171,478   $   18,144,647
        Short-term investments, at value (NOTE 2)(b)              2,188,832          12,173,159       30,297,705        1,221,439
                                                             --------------      --------------   --------------   --------------
              Total Investments(c)                               88,731,775          88,804,162      433,469,183       19,366,086
                                                             --------------      --------------   --------------   --------------
        Cash                                                              -                   -                -                2
        Receivables from:
           Investments sold                                               -                   -          357,222                -
           Investment adviser (NOTE 3)                                    -                   -                -              902
           Fund shares sold                                         354,593              45,177           23,550            1,444
           Interest and dividends                                   832,847             117,980          566,409           27,335
           Variation margin on open futures
             contracts (NOTE 2)                                           -                   -                -                -
           Foreign taxes withheld                                         -               1,111                -                -
                                                             --------------      --------------   --------------   --------------
              Total assets                                       89,919,215          88,968,430      434,416,364       19,395,769
                                                             --------------      --------------   --------------   --------------
LIABILITIES:
        Payables for:
           Investments purchased                                  1,008,987             512,993                -          242,800
           Fund shares repurchased                                      939               2,951           51,064              293
           Variation margin on open futures
             contracts (NOTE 2)                                           -                   -            2,750                -
           Securities on loan (NOTE 2)                                    -           5,467,401       27,884,535          961,016
           Directors' fees and expenses (NOTE 3)                      3,086               6,059           33,144            1,199
           Affiliates (NOTE 3):
            Investment management fees                               43,336              54,688           34,053            8,283
            Administration fees                                           -                   -           42,943                -
            Investment advisor                                            -                   -                -                -
        Due to custodian                                                  -                   -                -                -
        Accrued expenses and other liabilities                       24,846              26,604           31,469           25,698
                                                             --------------      --------------   --------------   --------------
              Total liabilities                                   1,081,194           6,070,696       28,079,958        1,239,289
                                                             --------------      --------------   --------------   --------------
        NET ASSETS                                           $   88,838,021      $   82,897,734   $  406,336,406   $   18,156,480
                                                             ==============      ==============   ==============   ==============
NET ASSETS CONSIST OF:
        Paid-in capital                                      $   87,094,687      $   73,464,054   $  391,561,349   $   17,144,523
        Undistributed net investment income
          (distributions in excess of net
          investment income)                                         (1,050)            (33,074)         (10,102)            (492)
        Accumulated net realized gain (loss) on
          investments, futures contracts and
          foreign currency translations                            (417,815)         (5,739,034)     (15,284,575)        (860,557)
        Net unrealized appreciation on investments,
          futures contracts, foreign currency and
          other assets and liabilities                            2,162,199          15,205,788       30,069,734        1,873,006
                                                             --------------      --------------   --------------   --------------
        NET ASSETS                                           $   88,838,021      $   82,897,734   $  406,336,406   $   18,156,480
                                                             ==============      ==============   ==============   ==============
        Shares outstanding:                                       8,146,288           7,983,354                -        1,846,371
                                                             ==============      ==============   ==============   ==============
        Net asset value, offering price and redemption
          price per share:                                   $        10.91      $        10.38   $            -   $         9.83
                                                             ==============      ==============   ==============   ==============
        Class I shares:
           Net assets                                        $            -      $            -   $   85,138,011   $            -
                                                             ==============      ==============   ==============   ==============
           Shares outstanding                                             -                   -        5,712,676                -
                                                             ==============      ==============   ==============   ==============
           Net asset value, offering price and
             redemption price per share                      $            -      $            -   $        14.90   $            -
                                                             ==============      ==============   ==============   ==============
        Class II shares:
           Net assets                                        $            -      $            -   $  184,271,177   $            -
                                                             ==============      ==============   ==============   ==============
           Shares outstanding                                             -                   -       12,374,179                -
                                                             ==============      ==============   ==============   ==============
           Net asset value, offering price and
             redemption price per share                      $            -      $            -   $        14.89   $            -
                                                             ==============      ==============   ==============   ==============
        Class III shares:
           Net assets                                        $            -      $            -   $  136,927,218   $            -
                                                             ==============      ==============   ==============   ==============
           Shares outstanding                                             -                   -        9,213,017                -
                                                             ==============      ==============   ==============   ==============
           Net asset value, offering price and
             redemption price per share                      $            -      $            -   $        14.86   $            -
                                                             ==============      ==============   ==============   ==============

  (a)   Cost of investments:                                 $   84,380,744      $   61,425,203   $  373,180,319   $   16,271,641
  (b)   Cost of short-term investments:                      $    2,188,832      $   12,173,159   $   30,297,676   $    1,221,439
  (c)   Securities on loan with market value of:             $            -      $    5,273,924   $   26,729,027   $      924,618

    The accompanying notes are an integral part of the financial statements.

                                                                    MML                              MML
                                                                  GROWTH             MML           SMALL CAP
                                                                  EQUITY           OTC 100          EQUITY
                                                                   FUND             FUND             FUND
                                                              --------------   --------------   --------------
ASSETS:
        Investments, at value (NOTE 2)(a)                     $   22,371,853   $   12,056,843   $   96,158,482
        Short-term investments, at value (NOTE 2)(b)               1,299,717          208,962       17,522,819
                                                              --------------   --------------   --------------
              Total Investments(c)                                23,671,570       12,265,805      113,681,301
                                                              --------------   --------------   --------------
        Cash                                                             206                -            1,627
        Receivables from:
           Investments sold                                          891,010           19,984                -
           Investment adviser (NOTE 3)                                     -                -                -
           Fund shares sold                                            9,355            5,283           45,637
           Interest and dividends                                     24,254            5,619           63,907
           Variation margin on open futures
             contracts (NOTE 2)                                            -               60                -
           Foreign taxes withheld                                         17                -                -
                                                              --------------   --------------   --------------
              Total assets                                        24,596,412       12,296,751      113,792,472
                                                              --------------   --------------   --------------
LIABILITIES:
        Payables for:
           Investments purchased                                     629,810           38,036          610,441
           Fund shares repurchased                                     1,496              162           27,249
           Variation margin on open futures
             contracts (NOTE 2)                                            -                -                -
           Securities on loan (NOTE 2)                             1,024,710                -       12,147,678
           Directors' fees and expenses (NOTE 3)                       4,236            2,325            8,726
           Affiliates (NOTE 3):
            Investment management fees                                15,352            4,639           54,580
            Administration fees                                            -                -                -
            Investment advisor                                         1,145            1,784                -
        Due to custodian                                                   -                -                -
        Accrued expenses and other liabilities                        26,031           26,776           29,201
                                                              --------------   --------------   --------------
              Total liabilities                                    1,702,780           73,722       12,877,875
                                                              --------------   --------------   --------------
        NET ASSETS                                            $   22,893,632   $   12,223,029   $  100,914,597
                                                              ==============   ==============   ==============
NET ASSETS CONSIST OF:
        Paid-in capital                                       $   46,341,829   $   20,150,994   $   73,993,478
        Undistributed net investment income
          (distributions in excess of net
          investment income)                                          (2,794)             885           (7,904)
        Accumulated net realized gain (loss) on
          investments, futures contracts and
          foreign currency translations                          (25,066,210)     (10,237,742)         (68,819)
        Net unrealized appreciation on investments,
          futures contracts, foreign currency and
          other assets and liabilities                             1,620,807        2,308,892       26,997,842
                                                              --------------   --------------   --------------
        NET ASSETS                                            $   22,893,632   $   12,223,029   $  100,914,597
                                                              ==============   ==============   ==============
        Shares outstanding:                                        3,255,224        2,959,478        7,937,656
                                                              ==============   ==============   ==============
        Net asset value, offering price and redemption
          price per share:                                    $         7.03   $         4.13   $        12.71
                                                              ==============   ==============   ==============
        Class I shares:
           Net assets                                         $            -   $            -   $            -
                                                              ==============   ==============   ==============
           Shares outstanding                                              -                -                -
                                                              ==============   ==============   ==============
           Net asset value, offering price and
             redemption price per share                       $            -   $            -   $            -
                                                              ==============   ==============   ==============
        Class II shares:
           Net assets                                         $            -   $            -   $            -
                                                              ==============   ==============   ==============
           Shares outstanding                                              -                -                -
                                                              ==============   ==============   ==============
           Net asset value, offering price and
             redemption price per share                       $            -   $            -   $            -
                                                              ==============   ==============   ==============
        Class III shares:
           Net assets                                         $            -   $            -               $-
                                                              ==============   ==============   ==============
           Shares outstanding                                              -                -                -
                                                              ==============   ==============   ==============
           Net asset value, offering price and
             redemption price per share                       $            -   $            -   $            -
                                                              ==============   ==============   ==============

  (a)   Cost of investments:                                  $   20,751,048   $    9,749,219   $   69,160,640
  (b)   Cost of short-term investments:                       $    1,299,717         $208,958   $   17,522,819
  (c)   Securities on loan with market value of:              $      996,564   $            -   $   11,715,677

                                                                   MML              MML              MML
                                                              SMALL COMPANY      SMALL CAP        EMERGING
                                                              OPPORTUNITIES    GROWTH EQUITY       GROWTH
                                                                   FUND             FUND             FUND
                                                              --------------   --------------   --------------
ASSETS:
        Investments, at value (NOTE 2)(a)                     $   58,353,571   $   57,273,925   $   13,415,292
        Short-term investments, at value (NOTE 2)(b)               7,149,906       19,592,430        1,060,566
                                                              --------------   --------------   --------------
              Total Investments(c)                                65,503,477       76,866,355       14,475,858
                                                              --------------   --------------   --------------
        Cash                                                               -                -                -
        Receivables from:
           Investments sold                                           21,491           93,814           11,825
           Investment adviser (NOTE 3)                                     -            1,080            3,207
           Fund shares sold                                           51,760           27,900          153,469
           Interest and dividends                                     22,835            4,617              423
           Variation margin on open futures
             contracts (NOTE 2)                                            -                -                -
           Foreign taxes withheld                                          -               41                9
                                                              --------------   --------------   --------------
              Total assets                                        65,599,563       76,993,807       14,644,791
                                                              --------------   --------------   --------------
LIABILITIES:
        Payables for:
           Investments purchased                                      88,476          545,488          461,065
           Fund shares repurchased                                       324          103,298            5,386
           Variation margin on open futures
             contracts (NOTE 2)                                            -                -                -
           Securities on loan (NOTE 2)                             2,096,200       14,245,648                -
           Directors' fees and expenses (NOTE 3)                       3,110            6,025            2,366
           Affiliates (NOTE 3):
            Investment management fees                                53,549           54,732           12,008
            Administration fees                                            -                -                -
            Investment advisor                                             -                -                -
        Due to custodian                                                 499                -                -
        Accrued expenses and other liabilities                        26,331           29,628           28,060
                                                              --------------   --------------   --------------
              Total liabilities                                    2,268,489       14,984,819          508,885
                                                              --------------   --------------   --------------
        NET ASSETS                                            $   63,331,074   $   62,008,988   $   14,135,906
                                                              ==============   ==============   ==============
NET ASSETS CONSIST OF:
        Paid-in capital                                       $   49,632,418   $   64,446,109   $   20,585,839
        Undistributed net investment income
          (distributions in excess of net
          investment income)                                          (2,641)          (5,543)          (2,256)
        Accumulated net realized gain (loss) on
          investments, futures contracts and
          foreign currency translations                              893,199      (16,364,555)      (8,438,099)
        Net unrealized appreciation on investments,
          futures contracts, foreign currency and
          other assets and liabilities                            12,808,098       13,932,977        1,990,422
                                                              --------------   --------------   --------------
        NET ASSETS                                            $   63,331,074   $   62,008,988   $   14,135,906
                                                              ==============   ==============   ==============
        Shares outstanding:                                        4,169,521        4,695,392        2,389,768
                                                              ==============   ==============   ==============
        Net asset value, offering price and redemption
          price per share:                                    $        15.19   $        13.21   $         5.92
                                                              ==============   ==============   ==============
        Class I shares:
           Net assets                                         $            -   $            -   $            -
                                                              ==============   ==============   ==============
           Shares outstanding                                              -                -                -
                                                              ==============   ==============   ==============
           Net asset value, offering price and
             redemption price per share                       $            -   $            -   $            -
                                                              ==============   ==============   ==============
        Class II shares:
           Net assets                                         $            -   $            -   $            -
                                                              ==============   ==============   ==============
           Shares outstanding                                              -                -                -
                                                              ==============   ==============   ==============
           Net asset value, offering price and
             redemption price per share                       $            -   $            -   $            -
                                                              ==============   ==============   ==============
        Class III shares:
           Net assets                                         $            -   $            -   $            -
                                                              ==============   ==============   ==============
           Shares outstanding                                              -                -                -
                                                              ==============   ==============   ==============
           Net asset value, offering price and
             redemption price per share                       $            -   $            -   $            -
                                                              ==============   ==============   ==============

  (a)   Cost of investments:                                  $   45,545,473   $   43,340,948   $   11,424,870
  (b)   Cost of short-term investments:                       $    7,149,906   $   19,592,430   $    1,060,566
  (c)   Securities on loan with market value of:              $    1,954,329   $   13,693,919   $            -

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                  MML                 MML              MML              MML
                                                          INFLATION-PROTECTED      LARGE CAP         EQUITY       ENHANCED INDEX
                                                                 BOND                VALUE            INDEX         CORE EQUITY
                                                                 FUND                FUND             FUND             FUND
                                                          -------------------   --------------   --------------   --------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a)                                        $            -      $    1,064,929   $    8,067,833   $      351,627
        Interest(b)                                              2,644,017              37,240           52,528               77
                                                            --------------      --------------   --------------   --------------
              Total investment income                            2,644,017           1,102,169        8,120,361          351,704
                                                            --------------      --------------   --------------   --------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                        364,588             534,531          401,854           92,690
        Custody fees                                                 4,833               9,088           61,689           13,161
        Trustee reporting                                            2,711               4,371            5,039            6,934
        Audit and legal fees                                        22,238              22,250           27,923           21,481
        Proxy fees                                                     527                 984              921              126
        Shareholder reporting fees                                     807               1,764           19,585              434
        Directors' fees (NOTE 3)                                     4,883               5,863           36,827            1,533
        Administration fees (NOTE 3):
              Class I                                                    -                   -          241,990                -
              Class II                                                   -                   -          350,614                -
              Class III                                                  -                   -           68,329                -
                                                            --------------      --------------   --------------   --------------
              Total expenses                                       400,587             578,851        1,214,771          136,359
        Expenses waived (NOTE 3)                                         -                   -                -          (25,132)
        Class II Administration fees waived (NOTE 3)                     -                   -         (111,436)               -
        Class III Administration fees waived (NOTE 3)                    -                   -          (68,329)               -
        Fees paid indirectly (NOTE 3)                                    -                 (23)               -                -
                                                            --------------      --------------   --------------   --------------
              Net expenses                                         400,587             578,828        1,035,006          111,227
                                                            --------------      --------------   --------------   --------------
              NET INVESTMENT INCOME (LOSS)                       2,243,430             523,341        7,085,355          240,477
                                                            --------------      --------------   --------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
           Investment transactions                                 244,266            (393,269)      (5,834,571)       1,297,969
           Closed futures contracts                                      -                   -          505,241                -
           Foreign currency transactions                                 -              (1,089)               -                -
                                                            --------------      --------------   --------------   --------------
              Net realized gain (loss)                             244,266            (394,358)      (5,329,330)       1,297,969
                                                            --------------      --------------   --------------   --------------
        Net change in unrealized appreciation
          (depreciation) on:
           Investments                                           1,275,812           7,873,765       38,250,052          200,309
           Open futures contracts                                        -                   -          (10,845)               -
           Translation of assets and liabilities in
             foreign currencies                                          -                 (12)               -                -
                                                            --------------      --------------   --------------   --------------
              Net unrealized gain                                1,275,812           7,873,753       38,239,207          200,309
                                                            --------------      --------------   --------------   --------------
              NET REALIZED AND UNREALIZED GAIN                   1,520,078           7,479,395       32,909,877        1,498,278
                                                            --------------      --------------   --------------   --------------
        NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS                                        $    3,763,508      $    8,002,736   $   39,995,232   $    1,738,755
                                                            ==============      ==============   ==============   ==============

  (a)   Net of withholding tax of:                          $            -      $       20,083   $            -   $            -
  (b)   Including securities lending income of:             $            -      $        7,400   $       19,210   $           77

    The accompanying notes are an integral part of the financial statements.

                                                                MML                               MML
                                                              GROWTH             MML           SMALL CAP
                                                              EQUITY           OTC 100          EQUITY
                                                               FUND             FUND             FUND
                                                          --------------   --------------   --------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a)                                      $      273,597   $      137,630   $      747,032
        Interest(b)                                               24,668            1,437           42,120
                                                          --------------   --------------   --------------
              Total investment income                            298,265          139,067          789,152
                                                          --------------   --------------   --------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                      176,033           52,526          580,751
        Custody fees                                              15,234            8,309           15,952
        Trustee reporting                                          4,263            4,241            4,411
        Audit and legal fees                                      21,550           22,324           23,319
        Proxy fees                                                   984              922              126
        Shareholder reporting fees                                   961              471            2,326
        Directors' fees (NOTE 3)                                   1,999            1,132            8,092
        Administration fees (NOTE 3):
              Class I                                                  -                -                -
              Class II                                                 -                -                -
              Class III                                                -                -                -
                                                          --------------   --------------   --------------
              Total expenses                                     221,024           89,925          634,977
        Expenses waived (NOTE 3)                                 (20,786)         (24,559)               -
        Class II Administration fees waived (NOTE 3)                   -                -                -
        Class III Administration fees waived (NOTE 3)                  -                -                -
        Fees paid indirectly (NOTE 3)                             (5,452)               -                -
                                                          --------------   --------------   --------------
              Net expenses                                       194,786           65,366          634,977
                                                          --------------   --------------   --------------
              NET INVESTMENT INCOME (LOSS)                       103,479           73,701          154,175
                                                          --------------   --------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
           Investment transactions                               461,452          750,030        2,541,228
           Closed futures contracts                                    -           22,086                -
           Foreign currency transactions                            (300)               -                -
                                                          --------------   --------------   --------------
              Net realized gain (loss)                           461,152          772,116        2,541,228
                                                          --------------   --------------   --------------
        Net change in unrealized appreciation
          (depreciation) on:
           Investments                                           478,767          158,232       11,469,589
           Open futures contracts                                      -           (5,182)               -
           Translation of assets and liabilities in
             foreign currencies                                      (22)               -                -
                                                          --------------   --------------   --------------
              Net unrealized gain                                478,745          153,050       11,469,589
                                                          --------------   --------------   --------------
              NET REALIZED AND UNREALIZED GAIN                   939,897          925,166       14,010,817
                                                          --------------   --------------   --------------
        NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS                                      $    1,043,376   $      998,867   $   14,164,992
                                                          ==============   ==============   ==============

  (a)   Net of withholding tax of:                        $          559   $          191   $            -
  (b)   Including securities lending income of:           $        1,865   $            -   $        6,137

                                                               MML              MML               MML
                                                          SMALL COMPANY      SMALL CAP         EMERGING
                                                          OPPORTUNITIES    GROWTH EQUITY        GROWTH
                                                              FUND             FUND              FUND
                                                          --------------   --------------   --------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a)                                      $      266,659   $      177,534   $        9,647
        Interest(b)                                               30,880           86,552           12,979
                                                          --------------   --------------   --------------
              Total investment income                            297,539          264,086           22,626
                                                          --------------   --------------   --------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                      520,418          549,086          124,263
        Custody fees                                              14,666           35,377           38,644
        Trustee reporting                                          6,934            4,329            4,243
        Audit and legal fees                                      22,003           22,426           21,495
        Proxy fees                                                   126            1,067            1,234
        Shareholder reporting fees                                 1,361            1,252              286
        Directors' fees (NOTE 3)                                   4,393            4,648            1,057
        Administration fees (NOTE 3):
              Class I                                                  -                -                -
              Class II                                                 -                -                -
              Class III                                                -                -                -
                                                          --------------   --------------   --------------
              Total expenses                                     569,901          618,185          191,222
        Expenses waived (NOTE 3)                                       -          (12,913)         (53,941)
        Class II Administration fees waived (NOTE 3)                   -                -                -
        Class III Administration fees waived (NOTE 3)                  -                -                -
        Fees paid indirectly (NOTE 3)                                  -          (20,496)               -
                                                          --------------   --------------   --------------
              Net expenses                                       569,901          584,776          137,281
                                                          --------------   --------------   --------------
              NET INVESTMENT INCOME (LOSS)                      (272,362)        (320,690)        (114,655)
                                                          --------------   --------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
           Investment transactions                             4,781,901        3,138,016          734,464
           Closed futures contracts                                    -                -                -
           Foreign currency transactions                               -                -                -
                                                          --------------   --------------   --------------
              Net realized gain (loss)                         4,781,901        3,138,016          734,464
                                                          --------------   --------------   --------------
        Net change in unrealized appreciation
          (depreciation) on:
           Investments                                         5,038,175        4,254,359        1,032,165
           Open futures contracts                                      -                -                -
           Translation of assets and liabilities in
             foreign currencies                                        -                -                -
                                                          --------------   --------------   --------------
              Net unrealized gain                              5,038,175        4,254,359        1,032,165
                                                          --------------   --------------   --------------
              NET REALIZED AND UNREALIZED GAIN                 9,820,076        7,392,375        1,766,629
                                                          --------------   --------------   --------------
        NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS                                      $    9,547,714   $    7,071,685   $    1,651,974
                                                          ==============   ==============   ==============

  (a)   Net of withholding tax of:                        $            -   $          443   $           16
  (b)   Including securities lending income of:           $        2,068   $       19,902   $            -

STATEMENTS OF CHANGES IN NET ASSETS

                                                        MML INFLATION-PROTECTED BOND FUND            MML LARGE CAP VALUE FUND
                                                      -------------------------------------   -------------------------------------
                                                            YEAR                YEAR               YEAR                 YEAR
                                                            ENDED               ENDED              ENDED                ENDED
                                                      DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2004   DECEMBER 31, 2003
                                                      -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                           $    2,243,430      $      474,742      $      523,341      $      338,897
        Net realized gain (loss) on investment
          transactions, futures contracts and
          foreign currency transactions                        244,266             163,191            (394,358)           (796,004)
        Net change in unrealized appreciation
          (depreciation) on investments, futures
          contracts and translation of assets
          and liabilities in foreign currencies              1,275,812             647,327           7,873,753          12,346,148
                                                        --------------      --------------      --------------      --------------
          NET INCREASE IN NET ASSETS RESULTING
            FROM OPERATIONS                                  3,763,508           1,285,260           8,002,736          11,889,041
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                          (2,595,759)           (474,521)           (573,534)           (359,133)
              Class I                                                -                   -                   -                   -
              Class II                                               -                   -                   -                   -
              Class III                                              -                   -                   -                   -
                                                        --------------      --------------      --------------      --------------
          TOTAL DISTRIBUTIONS FROM NET INVESTMENT
            INCOME                                          (2,595,759)           (474,521)           (573,534)           (359,133)
                                                        --------------      --------------      --------------      --------------
        FROM NET REALIZED GAINS                               (453,773)            (21,371)                  -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class I                                                      -                   -                   -                   -
        Class II                                                     -                   -                   -                   -
        Class III                                                    -                   -                   -                   -
                                                        --------------      --------------      --------------      --------------
NET FUND SHARE TRANSACTIONS (NOTE 5)                        52,688,262          23,856,740          18,193,811          11,826,285
                                                        --------------      --------------      --------------      --------------
        TOTAL INCREASE IN NET ASSETS                        53,402,238          24,646,108          25,623,013          23,356,193
NET ASSETS:
        Beginning of year                                   35,435,783          10,789,675          57,274,721          33,918,528
                                                        --------------      --------------      --------------      --------------
        End of year                                     $   88,838,021      $   35,435,783      $   82,897,734      $   57,274,721
                                                        ==============      ==============      ==============      ==============
        Undistributed net investment income
          (distributions in excess of net
          investment income) included in net
          assets at end of the year                     $       (1,050)     $          850      $      (33,074)     $       18,208
                                                        ==============      ==============      ==============      ==============

    The accompanying notes are an integral part of the financial statements.

                                                              MML EQUITY INDEX FUND            MML ENHANCED INDEX CORE EQUITY FUND
                                                      -------------------------------------   -------------------------------------
                                                            YEAR                YEAR                YEAR                YEAR
                                                            ENDED               ENDED               ENDED               ENDED
                                                      DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2004   DECEMBER 31, 2003
                                                      -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                           $    7,085,355      $    5,321,954      $      240,477      $      138,465
        Net realized gain (loss) on investment
          transactions, futures contracts and
          foreign currency transactions                     (5,329,330)         (2,518,982)          1,297,969            (264,783)
        Net change in unrealized appreciation
          (depreciation) on investments, futures
          contracts and translation of assets
          and liabilities in foreign currencies             38,239,207          84,005,759             200,309           3,213,416
                                                        --------------      --------------      --------------      --------------
          NET INCREASE IN NET ASSETS RESULTING
            FROM OPERATIONS                                 39,995,232          86,808,731           1,738,755           3,087,098
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                   -                   -            (240,282)           (138,749)
              Class I                                       (1,343,883)           (913,733)                  -                   -
              Class II                                      (3,190,498)         (2,486,104)                  -                   -
              Class III                                     (2,549,489)         (1,931,671)                  -                   -
                                                        --------------      --------------      --------------      --------------
          TOTAL DISTRIBUTIONS FROM NET INVESTMENT
            INCOME                                          (7,083,870)         (5,331,508)           (240,282)           (138,749)
                                                        --------------      --------------      --------------      --------------
        FROM NET REALIZED GAINS                                      -                   -                   -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class I                                                  1,433           4,695,413                   -                   -
        Class II                                           (19,877,415)         26,828,374                   -                   -
        Class III                                          (11,810,653)         (7,355,331)                  -                   -
                                                        --------------      --------------      --------------      --------------
NET FUND SHARE TRANSACTIONS (NOTE 5)                       (31,686,635)         24,168,456             575,490           3,467,743
                                                        --------------      --------------      --------------      --------------
        TOTAL INCREASE IN NET ASSETS                         1,224,727         105,645,679           2,073,963           6,416,092
NET ASSETS:
        Beginning of year                                  405,111,679         299,466,000          16,082,517           9,666,425
                                                        --------------      --------------      --------------      --------------
        End of year                                     $  406,336,406      $  405,111,679      $   18,156,480      $   16,082,517
                                                        ==============      ==============      ==============      ==============
        Undistributed net investment income
          (distributions in excess of net
          investment income) included in net
          assets at end of the year                     $      (10,102)     $      (12,524)     $         (492)     $         (475)
                                                        ==============      ==============      ==============      ==============

                                                              MML GROWTH EQUITY FUND
                                                      -------------------------------------
                                                            YEAR                YEAR
                                                            ENDED               ENDED
                                                      DECEMBER 31, 2004   DECEMBER 31, 2003
                                                      -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                           $      103,479      $        2,972
        Net realized gain (loss) on investment
          transactions, futures contracts and
          foreign currency transactions                        461,152           2,295,983
        Net change in unrealized appreciation
          (depreciation) on investments, futures
          contracts and translation of assets
          and liabilities in foreign currencies                478,745           1,464,571
                                                        --------------      --------------
          NET INCREASE IN NET ASSETS RESULTING
            FROM OPERATIONS                                  1,043,376           3,763,526
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                            (103,437)             (4,061)
              Class I                                                -                   -
              Class II                                               -                   -
              Class III                                              -                   -
                                                        --------------      --------------
          TOTAL DISTRIBUTIONS FROM NET INVESTMENT
            INCOME                                            (103,437)             (4,061)
                                                        --------------      --------------
        FROM NET REALIZED GAINS                                      -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class I                                                      -                   -
        Class II                                                     -                   -
        Class III                                                    -                   -
                                                        --------------      --------------
NET FUND SHARE TRANSACTIONS (NOTE 5)                           493,476           1,132,622
                                                        --------------      --------------
        TOTAL INCREASE IN NET ASSETS                         1,433,415           4,892,087
NET ASSETS:
        Beginning of year                                   21,460,217          16,568,130
                                                        --------------      --------------
        End of year                                     $   22,893,632      $   21,460,217
                                                        ==============      ==============
        Undistributed net investment income
          (distributions in excess of net
          investment income) included in net
          assets at end of the year                     $       (2,794)     $       (3,633)
                                                        ==============      ==============

                                                                MML OTC 100 FUND                     MML SMALL CAP EQUITY FUND
                                                      -------------------------------------   -------------------------------------
                                                            YEAR                YEAR                YEAR                YEAR
                                                            ENDED               ENDED               ENDED               ENDED
                                                      DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2004   DECEMBER 31, 2003
                                                      -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income (loss)                    $       73,701      $      (23,146)     $      154,175      $      141,322
        Net realized gain (loss) on investment
          transactions, futures contracts and
          translation of assets and liabilities
          in foreign currencies                                772,116            (392,827)          2,541,228           2,035,667
        Net change in unrealized appreciation on
          investments and futures contracts                    153,050           3,332,472          11,469,589          17,469,139
                                                        --------------      --------------      --------------      --------------
          NET INCREASE IN NET ASSETS RESULTING
            FROM OPERATIONS                                    998,867           2,916,499          14,164,992          19,646,128
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                             (71,288)                  -            (159,391)           (142,999)
        From net realized gains                                      -                   -          (1,804,441)                  -
NET FUND SHARE TRANSACTIONS (NOTE 5)                          (978,802)          5,261,985           2,809,366           4,892,753
                                                        --------------      --------------      --------------      --------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                (51,223)          8,178,484          15,010,526          24,395,882
NET ASSETS:
        Beginning of year                                   12,274,252           4,095,768          85,904,071          61,508,189
                                                        --------------      --------------      --------------      --------------
        End of year                                     $   12,223,029      $   12,274,252      $  100,914,597      $   85,904,071
                                                        ==============      ==============      ==============      ==============
        Undistributed net investment income
          (distributions in excess of net
          investment income) included in net
          assets at end of the year                     $          885      $       (1,847)     $       (7,904)     $       (5,072)
                                                        ==============      ==============      ==============      ==============

    The accompanying notes are an integral part of the financial statements.

                                                       MML SMALL COMPANY OPPORTUNITIES FUND      MML SMALL CAP GROWTH EQUITY FUND
                                                      -------------------------------------   -------------------------------------
                                                            YEAR                YEAR                 YEAR                YEAR
                                                            ENDED               ENDED                ENDED               ENDED
                                                      DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2004   DECEMBER 31, 2003
                                                      -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income (loss)                    $     (272,362)     $     (114,489)     $     (320,690)     $     (272,859)
        Net realized gain (loss) on investment
          transactions, futures contracts and
          translation of assets and liabilities
          in foreign currencies                              4,781,901           3,385,671           3,138,016           1,394,593
        Net change in unrealized appreciation on
          investments and futures contracts                  5,038,175           8,075,407           4,254,359          12,478,220
                                                        --------------      --------------      --------------      --------------
          NET INCREASE IN NET ASSETS RESULTING
            FROM OPERATIONS                                  9,547,714          11,346,589           7,071,685          13,599,954
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                   -                   -                   -                   -
        From net realized gains                             (4,414,393)         (1,853,674)                  -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5)                        15,025,867          10,475,678           7,250,402           7,302,485
                                                        --------------      --------------      --------------      --------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS             20,159,188          19,968,593          14,322,087          20,902,439
NET ASSETS:
        Beginning of year                                   43,171,886          23,203,293          47,686,901          26,784,462
                                                        --------------      --------------      --------------      --------------
        End of year                                     $   63,331,074      $   43,171,886      $   62,008,988      $   47,686,901
                                                        ==============      ==============      ==============      ==============
        Undistributed net investment income
          (distributions in excess of net
          investment income) included in net
          assets at end of the year                     $       (2,641)     $       (1,079)     $       (5,543)     $       (3,923)
                                                        ==============      ==============      ==============      ==============

                                                             MML EMERGING GROWTH FUND
                                                      -------------------------------------
                                                            YEAR                YEAR
                                                            ENDED               ENDED
                                                      DECEMBER 31, 2004   DECEMBER 31, 2003
                                                      -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income (loss)                    $     (114,655)     $      (70,583)
        Net realized gain (loss) on investment
          transactions, futures contracts and
          translation of assets and liabilities
          in foreign currencies                                734,464           1,222,283
        Net change in unrealized appreciation on
          investments and futures contracts                  1,032,165           1,137,693
                                                        --------------      --------------
          NET INCREASE IN NET ASSETS RESULTING
            FROM OPERATIONS                                  1,651,974           2,289,393
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                   -                   -
        From net realized gains                                      -                   -
NET FUND SHARE TRANSACTIONS (NOTE 5)                         2,419,889           3,441,673
                                                        --------------      --------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS              4,071,863           5,731,066
NET ASSETS:
        Beginning of year                                   10,064,043           4,332,977
                                                        --------------      --------------
        End of year                                     $   14,135,906      $   10,064,043
                                                        ==============      ==============
        Undistributed net investment income
          (distributions in excess of net
          investment income) included in net
          assets at end of the year                     $       (2,256)     $       (1,883)
                                                        ==============      ==============

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                         12/31/04         12/31/03        12/31/02+
                                                      --------------   --------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $        10.72   $        10.23   $        10.00
                                                      --------------   --------------   --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.36             0.23             0.09
  Net realized and unrealized gain on investments               0.29             0.50             0.23
                                                      --------------   --------------   --------------
       Total income from investment operations                  0.65             0.73             0.32
                                                      --------------   --------------   --------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   (0.40)           (0.23)           (0.09)
  From net realized gains                                      (0.06)           (0.01)               -
                                                      --------------   --------------   --------------
       Total distributions                                     (0.46)           (0.24)           (0.09)
                                                      --------------   --------------   --------------
NET ASSET VALUE, END OF PERIOD                        $        10.91   $        10.72   $        10.23
                                                      ==============   ==============   ==============

TOTAL RETURN(a)                                                 6.25%            7.01%            3.17%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $       88,838   $       35,436   $       10,790
  Ratio of expenses to average daily net assets:
     Before expense waiver                                      0.66%            0.78%            1.57%*
     After expense waiver#                                       N/A             0.71%            0.71%*
  Net investment income to average daily net assets             3.69%            2.53%            2.54%*
  Portfolio turnover rate                                         15%              25%               0%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  + FOR THE PERIOD FROM AUGUST 30, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD AUGUST 30, 2002 THROUGH DECEMBER 31, 2002 AND FOR THE YEAR ENDED DECEMBER 31, 2003.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

                                                       YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED   PERIOD ENDED
                                                        12/31/04      12/31/03      12/31/02       12/31/01     12/31/00+
                                                       ----------    ----------    ----------     ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     9.35    $     7.26    $     8.73     $     9.86    $    10.00
                                                       ----------    ----------    ----------     ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                     0.06          0.06          0.05           0.03          0.05***
   Net realized and unrealized gain (loss)
     on investments                                          1.04          2.09         (1.47)         (1.13)        (0.15)
                                                       ----------    ----------    ----------     ----------    ----------
       Total income (loss) from investment
        operations                                           1.10          2.15         (1.42)         (1.10)        (0.10)
                                                       ----------    ----------    ----------     ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                               (0.07)        (0.06)        (0.05)         (0.03)        (0.04)
   Tax return of capital                                        -             -         (0.00)^            -             -
                                                       ----------    ----------    ----------     ----------    ----------
       Total distributions                                  (0.07)        (0.06)        (0.05)         (0.03)        (0.04)
                                                       ----------    ----------    ----------     ----------    ----------
NET ASSET VALUE, END OF PERIOD                         $    10.38    $     9.35    $     7.26     $     8.73    $     9.86
                                                       ==========    ==========    ==========     ==========    ==========
TOTAL RETURN(a)                                             11.79%        29.60%       (16.23)%       (11.16)%       (1.05)%**

RATIOS / SUPPLEMENTAL DATA:

   Net assets, end of period (000's)                   $   82,898    $   57,275    $   33,919     $   36,171    $   18,052
   Ratio of expenses to average daily net assets:
     Before expense waiver                                   0.87%         0.92%         0.92%          0.87%         1.07%*
     After expense waiver#                                   0.87%(b)      0.90%(b)      0.90%(b)        N/A          0.91%*
   Net investment income to average daily net assets         0.78%         0.79%         0.61%          0.48%         0.78%*
   Portfolio turnover rate                                      3%            7%           32%            19%           14%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  ^    TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2003.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  (b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                                    CLASS I
                                                                                   ----------
                                                       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                        12/31/04      12/31/03      12/31/02      12/31/01      12/31/00
                                                       ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    13.71    $    10.83    $    14.14    $    16.27    $    18.13
                                                       ----------    ----------    ----------    ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

   Net investment income                                     0.22***       0.16***       0.14***       0.14***       0.16***
   Net realized and unrealized gain (loss)
     on investments                                          1.21          2.88         (3.31)        (2.14)        (1.88)
                                                       ----------    ----------    ----------    ----------    ----------
       Total income (loss) from investment
        operations                                           1.43          3.04         (3.17)        (2.00)        (1.72)
                                                       ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                (0.24)        (0.16)        (0.14)        (0.07)        (0.14)
  From net realized gains                                       -             -             -         (0.06)            -
                                                       ----------    ----------    ----------    ----------    ----------
       Total distributions                                  (0.24)        (0.16)        (0.14)        (0.13)        (0.14)
                                                       ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                         $    14.90    $    13.71    $    10.83    $    14.14    $    16.27
                                                       ==========    ==========    ==========    ==========    ==========
TOTAL RETURN(a)                                             10.42%        28.08%       (22.46)%      (12.32)%       (9.53)%

RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                   $   85,138    $   78,597    $   58,454    $   81,535    $   82,798
   Ratio of expenses to average daily net assets:
     Before expense waiver                                   0.44%         0.44%         0.44%         0.45%         0.45%
     After expense waiver#                                    N/A           N/A           N/A           N/A          0.45%
   Net investment income to average daily net assets         1.60%         1.37%         1.16%         0.92%         0.89%
   Portfolio turnover rate                                      4%            5%            6%            5%            3%

                                                                                    CLASS II
                                                                                   ----------
                                                       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                        12/31/04      12/31/03      12/31/02      12/31/01      12/31/00+
                                                       ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    13.70    $    10.82    $    14.13    $    16.26    $    17.96
                                                       ----------    ----------    ----------    ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                     0.25***       0.19***       0.17***       0.16***       0.13***
   Net realized and unrealized gain (loss)
     on investments                                          1.20          2.87         (3.32)        (2.14)        (1.68)
                                                       ----------    ----------    ----------    ----------    ----------
       Total income (loss) from investment
         operations                                          1.45          3.06         (3.15)        (1.98)        (1.55)
                                                       ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                (0.26)        (0.18)        (0.16)        (0.09)        (0.15)
  From net realized gains                                       -             -             -         (0.06)            -
                                                       ----------    ----------    ----------    ----------    ----------
       Total distributions                                  (0.26)        (0.18)        (0.16)        (0.15)        (0.15)
                                                       ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                         $    14.89    $    13.70    $    10.82    $    14.13    $    16.26
                                                       ==========    ==========    ==========    ==========    ==========
TOTAL RETURN(a)                                             10.60%        28.31%       (22.29)%      (12.18)%       (8.63)%**

RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                   $  184,271    $  188,869    $  125,942    $   74,636    $   56,998
   Ratio of expenses to average daily net assets:
     Before expense waiver                                   0.33%         0.33%         0.33%         0.34%         0.34%*
     After expense waiver##                                  0.27%         0.25%         0.26%         0.29%         0.29%*
   Net investment income to average daily net assets         1.75%         1.56%         1.37%         1.08%         1.10%*
   Portfolio turnover rate                                      4%            5%            6%            5%            3%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2000.
  ## COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEARS ENDED DECEMBER 31, 2001, 2002, 2003 AND 2004.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

                                                                                   CLASS III
                                                                                   ----------
                                                       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                        12/31/04      12/31/03      12/31/02      12/31/01     12/31/00+
                                                       ----------    ----------    ----------    ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    13.67    $    10.80    $    14.10    $    16.27    $    17.96
                                                       ----------    ----------    ----------    ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                     0.26***       0.20***       0.18***       0.19***       0.15***
   Net realized and unrealized gain (loss)
     on investments                                          1.21          2.86         (3.31)        (2.19)        (1.67)
                                                       ----------    ----------    ----------    ----------    ----------
       Total income (loss) from investment
         operations                                          1.47          3.06         (3.13)        (2.00)        (1.52)
                                                       ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                               (0.28)        (0.19)        (0.17)        (0.11)        (0.17)
   From net realized gains                                      -             -             -         (0.06)            -
                                                       ----------    ----------    ----------    ----------    ----------
       Total distributions                                  (0.28)        (0.19)        (0.17)        (0.17)        (0.17)
                                                       ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                         $    14.86    $    13.67    $    10.80    $    14.10    $    16.27
                                                       ==========    ==========    ==========    ==========    ==========
TOTAL RETURN(a)                                             10.77%        28.38%       (22.18)%      (12.30)%       (8.50)%**

RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                   $  136,927    $  137,646     $  115,070   $  154,588    $   34,111
   Ratio of expenses to average daily net assets:
     Before expense waiver                                   0.19%         0.19%         0.19%         0.20%         0.20%*
     After expense waiver##                                  0.14%         0.14%         0.14%         0.15%         0.15%*
   Net investment income to average daily net assets         1.88%         1.67%         1.46%         1.32%         1.25%*
   Portfolio turnover rate                                      4%            5%            6%            5%            3%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  ## COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEARS ENDED DECEMBER 31, 2001, 2002, 2003 AND 2004.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

                                                             YEAR ENDED       YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                                              12/31/04         12/31/03         12/31/02        12/31/01+
                                                           --------------   --------------   --------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $         8.99   $         7.13   $         9.21   $        10.00
                                                           --------------   --------------   --------------   --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.13             0.08             0.07             0.06***
  Net realized and unrealized gain (loss) on investments             0.84             1.86            (2.08)           (0.80)
                                                           --------------   --------------   --------------   --------------
       Total income (loss) from investment operations                0.97             1.94            (2.01)           (0.74)
                                                           --------------   --------------   --------------   --------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        (0.13)           (0.08)           (0.07)           (0.05)
                                                           --------------   --------------   --------------   --------------
NET ASSET VALUE, END OF PERIOD                             $         9.83   $         8.99   $         7.13   $         9.21
                                                           ==============   ==============   ==============   ==============
TOTAL RETURN(a)                                                     10.81%           27.19%          (21.80)%          (7.08)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $       18,156   $       16,083   $        9,666   $       10,560
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.81%            0.80%            0.95%            0.76%*
     After expense waiver#                                           0.66%            0.66%            0.66%            0.66%*
  Net investment income to average daily net assets                  1.43%            1.14%            0.96%            0.93%*
  Portfolio turnover rate                                             120%              78%              82%              59%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE YEARS ENDED DECEMBER 31, 2002, 2003 AND 2004.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

                                             YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                              12/31/04         12/31/03         12/31/02         12/31/01        12/31/00
                                             ----------       ----------       ----------       ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD         $     6.74       $     5.48       $     7.59       $    10.15     $      13.01
                                             ----------       ----------       ----------       ----------     ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     0.03             0.00+           (0.01)           (0.00)+          (0.01)
  Net realized and unrealized gain (loss)
    on investments                                 0.29             1.26            (2.10)           (2.56)           (0.77)
                                             ----------       ----------       ----------       ----------     ------------
       Total income (loss) from
         investment operations                     0.32             1.26            (2.11)           (2.56)           (0.78)
                                             ----------       ----------       ----------       ----------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                      (0.03)           (0.00)++             -            (0.00)++         (0.00)++
  Tax return of capital                               -                -                -                -            (0.00)++
  From net realized gains                             -                -                -                -            (2.08)
                                             ----------       ----------       ----------       ----------     ------------
       Total distributions                        (0.03)           (0.00)               -            (0.00)           (2.08)
                                             ----------       ----------       ----------       ----------     ------------
NET ASSET VALUE, END OF PERIOD               $     7.03       $     6.74       $     5.48       $     7.59     $      10.15
                                             ==========       ==========       ==========       ==========     ============
TOTAL RETURN(a)                                    4.78%           23.02%          (27.80)%         (25.20)%          (6.54)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)          $   22,894       $   21,460       $   16,568       $   44,745     $     53,081
  Ratio of expenses to average daily
    net assets:
    Before expense waiver                          1.00%            1.28%            1.08%            0.99%            1.08%
    After expense waiver#                          0.89%(b)         0.86%(b)         0.89%(b)         0.91%            0.91%
  Net investment income (loss) to average
    daily net assets                               0.47%            0.02%           (0.10)%          (0.06)%          (0.10)%
  Portfolio turnover rate                           184%             271%             219%             292%             271%

  +    NET INVESTMENT INCOME (LOSS) IS LESS THAN $0.01 PER SHARE.
  ++ DISTRIBUTIONS FROM NET INVESTMENT INCOME AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER SHARE.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEARS ENDING DECEMBER 31, 2000, 2001, 2002, 2003 AND 2004.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  (b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE RELATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                             YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                              12/31/04         12/31/03         12/31/02         12/31/01       12/31/00+
                                             ----------       ----------       ----------       ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD         $     3.76       $     2.53       $     4.06       $     6.07     $      10.00
                                             ----------       ----------       ----------       ----------     ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     0.02            (0.01)           (0.02)           (0.02)***        (0.02)***
  Net realized and unrealized gain (loss)
    on investments                                 0.37             1.24            (1.51)           (1.99)           (3.87)
                                             ----------       ----------       ----------       ----------     ------------
       Total income (loss) from investment
        operations                                 0.39             1.23            (1.53)           (2.01)           (3.89)
                                             ----------       ----------       ----------       ----------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                      (0.02)               -                -                -                -
  From net realized gains                             -                -                -            (0.00)+          (0.04)
                                             ----------       ----------       ----------       ----------     ------------
       Total distributions                        (0.02)               -                -            (0.00)           (0.04)
                                             ----------       ----------       ----------       ----------     ------------
NET ASSET VALUE, END OF PERIOD               $     4.13       $     3.76       $     2.53       $     4.06     $       6.07
                                             ==========       ==========       ==========       ==========     ============
TOTAL RETURN(a)                                   10.48%           48.62%          (37.68)%         (33.11)%         (38.90)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)          $   12,223       $   12,274       $    4,096       $   10,749     $      8,032
  Ratio of expenses to average daily net
   assets:
    Before expense waiver                          0.77%            1.22%            1.08%            0.71%            0.88%*
    After expense waiver#                          0.56%            0.56%            0.56%            0.56%            0.56%*
  Net investment income (loss) to average
    daily net assets                               0.63%           (0.31)%          (0.45)%          (0.40)%          (0.36)%*
  Portfolio turnover rate                            35%              48%              64%              67%              51%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  +    DISTRIBUTIONS FROM NET REALIZED GAINS ARE LESS THAN $0.01 PER SHARE.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEARS ENDED DECEMBER 31, 2001, 2002, 2003 AND 2004.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

                                                      YEAR ENDED     YEAR ENDED        YEAR ENDED        YEAR ENDED     YEAR ENDED
                                                       12/31/04       12/31/03          12/31/02          12/31/01       12/31/00
                                                      ----------     ----------        ----------        ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                    $    11.14     $     8.50        $     9.67        $     9.40     $     8.34
                                                      ----------     ----------        ----------        ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.02           0.02              0.02              0.05           0.08
  Net realized and unrealized gain (loss)
    on investments                                          1.80           2.64             (1.17)             0.27           1.06
                                                      ----------     ----------        ----------        ----------     ----------
      Total income (loss) from investment
       operations                                           1.82           2.66             (1.15)             0.32           1.14
                                                      ----------     ----------        ----------        ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                               (0.02)         (0.02)            (0.02)            (0.05)         (0.08)
  From net realized gains                                  (0.23)             -                 -                 -              -
                                                      ----------     ----------        ----------        ----------     ----------
      Total distributions                                  (0.25)         (0.02)            (0.02)            (0.05)         (0.08)
                                                      ----------     ----------        ----------        ----------     ----------
NET ASSET VALUE, END OF YEAR                          $    12.71     $    11.14        $     8.50        $     9.67     $     9.40
                                                      ==========     ==========        ==========        ==========     ==========
TOTAL RETURN(a)                                            16.36%         31.29%           (11.84)%            3.36%         13.63%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                     $  100,915     $   85,904        $   61,508        $   57,096     $   42,661
  Ratio of expenses to average daily net assets:
    Before expense waiver                                   0.71%          0.73%             0.77%             0.69%          0.80%
    After expense waiver#                                    N/A           0.73%(b)          0.76%(b)           N/A           0.76%
  Net investment income to average daily net assets         0.17%          0.20%             0.25%             0.59%          1.12%
  Portfolio turnover rate                                     39%            43%               44%               97%            65%

  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND, FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2002.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  (b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                                 12/31/04         12/31/03         12/31/02         12/31/01+
                                                               ------------     ------------     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $      13.79     $      10.13     $      10.84     $      10.00
                                                               ------------     ------------     ------------     ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                        (0.07)           (0.04)           (0.03)            0.00+
  Net realized and unrealized gain (loss) on investments               2.62             4.32            (0.66)            0.97
                                                               ------------     ------------     ------------     ------------
      Total income (loss) from investment operations                   2.55             4.28            (0.69)            0.97
                                                               ------------     ------------     ------------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                              -                -                -            (0.00)++
  From net realized gains                                             (1.15)           (0.62)           (0.02)           (0.13)
                                                               ------------     ------------     ------------     ------------
       Total distributions                                            (1.15)           (0.62)           (0.02)           (0.13)
                                                               ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF PERIOD                                 $      15.19     $      13.79     $      10.13     $      10.84
                                                               ============     ============     ============     ============
TOTAL RETURN(a)                                                       18.83%           42.25%           (6.34)%           9.69%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $     63,331     $     43,172     $     23,203     $     13,830
  Ratio of expenses to average daily net assets:
    Before expense waiver                                              1.15%            1.18%            1.29%            1.34%*
    After expense waiver#                                               N/A             1.16%            1.16%            1.16%*
  Net investment income (loss) to average daily net assets            (0.55)%          (0.38)%          (0.41)%           0.04%*
  Portfolio turnover rate                                                59%              57%              43%              50%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  +    NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  ++   DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  + FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE YEARS ENDED DECEMBER 31, 2002 AND 2003.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

                                                      YEAR ENDED     YEAR ENDED        YEAR ENDED        YEAR ENDED     YEAR ENDED
                                                       12/31/04       12/31/03          12/31/02          12/31/01       12/31/00
                                                      ----------     ----------        ----------        ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $    11.66     $     7.85        $    10.60        $    12.20     $    16.15
                                                      ----------     ----------        ----------        ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                      (0.07)         (0.07)            (0.09)            (0.06)         (0.01)*
  Net realized and unrealized gain (loss)
    on investments                                          1.62           3.88             (2.66)            (1.49)         (2.09)
                                                      ----------     ----------        ----------        ----------     ----------
      Total income (loss) from investment
        operations                                          1.55           3.81             (2.75)            (1.55)         (2.10)
                                                      ----------     ----------        ----------        ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                      -              -                 -             (0.05)         (1.85)
                                                      ----------     ----------        ----------        ----------     ----------
NET ASSET VALUE, END OF PERIOD                        $    13.21     $    11.66        $     7.85        $    10.60     $    12.20
                                                      ==========     ==========        ==========        ==========     ==========
TOTAL RETURN(a)                                            13.29%         48.54%           (25.94)%          (12.71)%       (13.87)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $   62,009     $   47,687        $   26,784        $   48,983     $   70,380
  Ratio of expenses to average daily net assets:
    Before expense waiver                                   1.21%          1.25%             1.24%             1.15%          1.25%
    After expense waiver#                                   1.14%(b)       1.16%(b)          1.16%(b)           N/A           1.18%
  Net investment loss to average daily net assets          (0.63)%        (0.79)%           (0.84)%           (0.46)%        (0.04)%
    Portfolio turnover rate                                   62%            59%               53%              104%            95%

  *    PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEARS ENDED DECEMBER 31, 2000, 2002, 2003 AND 2004.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  (b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                                       12/31/04       12/31/03       12/31/02         12/31/01       12/31/00+
                                                      ----------     ----------     ----------       ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     5.16     $     3.54     $     6.15       $     7.34     $      10.00
                                                      ----------     ----------     ----------       ----------     ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                      (0.05)         (0.04)         (0.05)***        (0.04)           (0.04)***
  Net realized and unrealized gain (loss)
    on investments                                          0.81           1.66          (2.56)           (1.15)           (2.62)
                                                      ----------     ----------     ----------       ----------     ------------
      Total income (loss) from investment
       operations                                           0.76           1.62          (2.61)           (1.19)           (2.66)
                                                      ----------     ----------     ----------       ----------     ------------
NET ASSET VALUE, END OF PERIOD                        $     5.92     $     5.16     $     3.54       $     6.15     $       7.34
                                                      ==========     ==========     ==========       ==========     ============
TOTAL RETURN(a)                                            14.73%         45.76%        (42.44)%         (16.33)%         (26.50)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $   14,136     $   10,064     $    4,333       $   12,184     $     11,095
  Ratio of expenses to average daily net assets:
    Before expense waiver                                   1.62%          2.28%          1.76%            1.37%            1.56%*
    After expense waiver#                                   1.16%          1.16%          1.16%            1.16%            1.16%*
  Net investment loss to average daily net assets          (0.97)%        (1.09)%        (1.09)%          (0.81)%          (0.63)%*
  Portfolio turnover rate                                    184%           195%           190%             139%             119%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, AND THE YEARS ENDED DECEMBER 31, 2001, 2002, 2003, AND 2004.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. THE FUND

MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are ten series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Inflation-Protected Bond Fund ("Inflation-Protected Bond Fund"), MML Large Cap Value Fund ("Large Cap Value Fund"), MML Equity Index Fund ("Equity Index Fund"), MML Enhanced Index Core Equity Fund ("Enhanced Index Core Equity Fund"), MML Growth Equity Fund ("Growth Equity Fund"), MML OTC 100 Fund ("OTC 100 Fund"), MML Small Cap Equity Fund ("Small Cap Equity Fund"), MML Small Company Opportunities Fund ("Small Company Opportunities Fund"), MML Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund") and MML Emerging Growth Fund ("Emerging Growth Fund").

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

The Equity Index Fund offers three classes of shares: Class I, Class II and Class III. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund's Prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

INVESTMENT VALUATION

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trust's Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

SECURITIES LENDING

Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2004, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

                                               SECURITIES ON LOAN     COLLATERAL
                                               ------------------   ---------------
Large Cap Value Fund                           $        5,273,924   $     5,467,401
Equity Index Fund                                      26,729,027        27,884,535
Enhanced Index Core Equity Fund                           924,618           961,016
Growth Equity Fund                                        996,564         1,024,710
Small Cap Equity Fund                                  11,715,677        12,147,678
Small Company Opportunities Fund                        1,954,329         2,096,200
Small Cap Growth Equity Fund                           13,693,919        14,245,648

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAX

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared and paid quarterly for the Inflation-Protected Bond Fund. Dividends from net investment income are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements for the Large Cap Value Fund, Equity Index Fund, Enhanced Index Core Equity Fund, Growth Equity Fund, OTC 100 Fund, Small Cap Equity Fund, Small Company Opportunities Fund, Small Cap Growth Equity Fund and Emerging Growth Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2004, the following amounts were reclassified due to differences between book and tax accounting:

                                                       ACCUMULATED
                                                      NET REALIZED      UNDISTRIBUTED
                                       PAID-IN       GAIN (LOSS) ON    NET INVESTMENT
                                       CAPITAL         INVESTMENTS      INCOME (LOSS)
                                   --------------    --------------    --------------
Inflation-Protected Bond Fund      $       (1,081)   $     (349,348)   $      350,429
Large Cap Value Fund                         (810)            1,899            (1,089)
Equity Index Fund                         (48,163)           47,226               937
Enhanced Index Core Equity Fund            (1,026)            1,238              (212)
Growth Equity Fund                         (1,938)            1,141               797
OTC 100 Fund                                 (753)              434               319
Small Cap Equity Fund                           1            (2,385)            2,384
Small Company Opportunities Fund                1          (270,801)          270,800
Small Cap Growth Equity Fund             (369,659)           50,589           319,070
Emerging Growth Fund                     (114,282)                -           114,282

FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations.

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 2004, the Funds had no open forward foreign currency contracts.

FORWARD COMMITMENTS

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Forward commitments are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At December 31, 2004, the Funds had no open forward commitments.

FINANCIAL FUTURES CONTRACTS

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A summary of open futures contracts for the Equity Index Fund and the OTC 100 Fund at December 31, 2004, is as follows:

                                                              NOTIONAL
    NUMBER OF                                                 CONTRACT       NET UNREALIZED
    CONTRACTS             TYPE          EXPIRATION DATE        VALUE          APPRECIATION
-----------------   ----------------   ----------------   ---------------   ----------------
EQUITY INDEX FUND
BUYS
11                    S&P 500 Index        03/17/05       $     3,337,675   $         78,546

OTC 100 FUND
BUYS
6                   NASDAQ 100 Index       03/18/05               195,420              1,264

ALLOCATION OF OPERATING ACTIVITY

In maintaining the records for the Equity Index Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS

INVESTMENT MANAGEMENT FEES

Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly based on the following annual rates.

For the Inflation-Protected Bond Fund, MassMutual receives a fee from the Fund at an annual rate of 0.60% of the first $100,000,000, 0.55% of the next $200,000,000, 0.50% of the next $200,000,000 and 0.45% on assets over
$500,000,000, of the average daily net asset value of the Fund.

For the Large Cap Value Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% of the first $100,000,000, 0.75% on the next $400,000,000 and 0.70% on assets over $500,000,000, of the average daily net asset value of the Fund.

For the Equity Index Fund, MassMutual receives a fee from the Fund at an annual rate of 0.10% of the average daily net asset value of the Fund.

For the Enhanced Index Core Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.55% of the average daily net asset value of the Fund.

For the Growth Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% of the first $300,000,000, 0.77% of the next $300,000,000, 0.75%
of the next $300,000,0000, 0.72% of the next $600,000,000 and 0.65% of assets over $1,500,000,000, of the average daily net asset value of the Fund.

For the OTC 100 Fund, MassMutual receives a fee from the Fund at an annual rate of 0.45% of the first $200,000,000, 0.44% on the next $200,000,000 and 0.42% on assets over $400,000,000, of the average daily net asset value of the Fund.

For the Small Cap Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 0.65% of the first $100,000,000, 0.60% of the next $100,000,000,
0.55% of the next $300,000,000 and 0.50% of any excess over $500,000,000 of the average daily net asset value of the Fund.

For the Small Company Opportunities Fund, MassMutual receives a fee from the Fund at an annual rate of 1.05% of the average daily net asset value of the Fund.

For the Small Cap Growth Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 1.075% of the first $200,000,000, 1.05% of the next $200,000,000, 1.025% of the next $600,000,000 and 1.00% of assets over
$1,000,000,000, of the average daily net asset value of the Fund.

For the Emerging Growth Fund, MassMutual receives a fee from the Fund at the annual rate of 1.05% of the first $200,000,000, 1.00% on the next $200,000,000 and 0.95% on assets over $400,000,000, of the average daily net asset value of the Fund.

MassMutual has entered into investment sub-advisory agreements with Babson Capital Management LLC ("Babson Capital"), (formerly known as David L. Babson & Company Inc.) pursuant to which Babson Capital serves as certain Funds' sub-adviser providing day-to-day management of the Funds' investments. Babson Capital is a wholly owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. The sub-advisory agreements with Babson Capital provide that Babson Capital manage the investment and reinvestment of the assets of the Inflation-Protected Bond Fund, Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund. Babson Capital receives a fee from MassMutual equal to an annual rate of 0.08% of the average daily net assets under management of the Inflation-Protected Bond Fund, 0.25% of the average daily net assets under management of the Enhanced Index Core Equity Fund and Small Cap Equity Fund, and 0.75% of the average daily net assets under management of the Small Company Opportunities Fund.

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers; Davis Selected Advisers, L.P. for the Large Cap Value Fund, Northern Trust Investments, Inc. for the Equity Index Fund and the OTC 100 Fund, Grantham, Mayo, Van Otterloo and Co. LLC for the Growth Equity Fund, Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund, RS Investment Management L.P. for the Emerging Growth Fund and Wellington Management Company, LLP for a portion of the Small Cap Growth Equity Fund. Prior to June 1, 2004, Massachusetts Financial Services Company managed the investment and reinvestment of the Growth Equity Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

ADMINISTRATION & SHAREHOLDER SERVICE FEES

For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates: 0.30% on the first $100,000,000, 0.28% on the next $150,000,000 and 0.26% on assets in excess of $250,000,000 of Class I shares of the Fund, 0.19% of the average daily net assets of Class II shares of the Fund, and for Class III shares, an amount not to exceed 0.05% of the average daily net assets of the Fund.

EXPENSE WAIVERS

For all Funds, except the Equity Index Fund, MassMutual has agreed, at least through April 30, 2005, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

For Class II and Class III of the Equity Index Fund, MassMutual has agreed, at least through April 30, 2005, to bear the expenses of the Fund, to the extent that the aggregate expenses (excluding the Fund's management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.05% of the average daily net assets of the Fund for such year. MassMutual has also agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class II or Class III shares.

EXPENSE REDUCTIONS

The Large Cap Value Fund, Growth Equity Fund, Small Cap Equity Fund and the Small Cap Growth Equity Fund have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions and such cash will be applied to reduce fund expenses. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statement of operations. For the year ended December 31, 2004, expenses were reduced under these agreements as follows:

                               REDUCTIONS
                               ----------
Large Cap Value Fund           $       23
Growth Equity Fund                  5,452
Small Cap Growth Equity Fund       20,496

OTHER

Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer or employee of MassMutual is borne by the Funds.

DEFERRED COMPENSATION

Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the year ended December 31, 2004, no significant amounts have been deferred.

4. PURCHASES AND SALES OF INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                 LONG-TERM U.S.      OTHER LONG-TERM
                                             GOVERNMENT SECURITIES      SECURITIES
                                             ---------------------   ---------------
PURCHASES
          Inflation-Protected Bond Fund      $          45,194,971   $    13,256,020
          Large Cap Value Fund                                   -        18,959,639
          Equity Index Fund                                      -        15,643,905
          Enhanced Index Core Equity Fund                        -        20,846,933
          Growth Equity Fund                                     -        40,048,901
          OTC 100 Fund                                           -         4,004,309
          Small Cap Equity Fund                                  -        36,726,714
          Small Company Opportunities Fund                       -        35,496,725
          Small Cap Growth Equity Fund                           -        36,847,271
          Emerging Growth Fund                                   -        22,555,137

     SALES
          Inflation-Protected Bond Fund      $           8,721,669   $             -
          Large Cap Value Fund                                   -         1,809,238
          Equity Index Fund                                      -        45,944,963
          Enhanced Index Core Equity Fund                        -        20,082,196
          Growth Equity Fund                                     -        39,476,119
          OTC 100 Fund                                           -         4,897,575
          Small Cap Equity Fund                                  -        32,652,163
          Small Company Opportunities Fund                       -        26,837,913
          Small Cap Growth Equity Fund                           -        29,255,984
          Emerging Growth Fund                                   -        20,507,963

5. CAPITAL SHARE TRANSACTIONS

The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

                                           YEAR ENDED DECEMBER 31, 2004          YEAR ENDED DECEMBER 31, 2003
                                             SHARES             AMOUNT             SHARES             AMOUNT
                                        ---------------    ---------------    ---------------    ---------------
INFLATION-PROTECTED BOND FUND
  Sold                                        5,551,354    $    60,432,532          2,692,560    $    28,521,490
  Issued as reinvestment of dividends           281,030          3,049,532             46,497            495,892
  Redeemed                                     (992,526)       (10,793,802)          (487,070)        (5,160,642)
                                        ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                     4,839,858    $    52,688,262          2,251,987    $    23,856,740
                                        ===============    ===============    ===============    ===============

LARGE CAP VALUE FUND
  Sold                                        2,631,604    $    25,654,263          2,108,779    $    16,987,215
  Issued as reinvestment of dividends            55,176            573,534             38,468            359,133
  Redeemed                                     (829,329)        (8,033,986)          (692,939)        (5,520,063)
                                        ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                     1,857,451    $    18,193,811          1,454,308    $    11,826,285
                                        ===============    ===============    ===============    ===============

EQUITY INDEX FUND CLASS I
  Sold                                        1,190,416    $    16,724,615          1,373,601    $    16,523,967
  Issued as reinvestment of dividends            90,073          1,343,884             66,793            913,733
  Redeemed                                   (1,299,529)       (18,067,066)        (1,104,652)       (12,742,287)
                                        ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                       (19,040)   $         1,433            335,742    $     4,695,413
                                        ===============    ===============    ===============    ===============

EQUITY INDEX FUND CLASS II
  Sold                                        1,537,829    $    21,537,619          3,785,872    $    45,312,735
  Issued as reinvestment of dividends           213,984          3,190,498            181,866          2,486,104
  Redeemed                                   (3,163,722)       (44,605,532)        (1,822,195)       (20,970,465)
                                        ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                    (1,411,909)   $   (19,877,415)         2,145,543    $    26,828,374
                                        ===============    ===============    ===============    ===============

EQUITY INDEX FUND CLASS III
  Sold                                           19,216    $       267,033            766,101    $     8,254,570
  Issued as reinvestment of dividends           171,337          2,549,488            141,618          1,931,671
  Redeemed                                   (1,043,953)       (14,627,174)        (1,499,750)       (17,541,572)
                                        ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                      (853,400)   $   (11,810,653)          (592,031)   $    (7,355,331)
                                        ===============    ===============    ===============    ===============

ENHANCED INDEX CORE EQUITY FUND
  Sold                                          275,790    $     2,543,049            537,899    $     4,237,161
  Issued as reinvestment of dividends            24,396            240,282             15,472            138,749
  Redeemed                                     (243,289)        (2,207,841)          (119,693)          (908,167)
                                        ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                        56,897    $       575,490            433,678    $     3,467,743
                                        ===============    ===============    ===============    ===============

GROWTH EQUITY FUND
  Sold                                          623,314    $     4,226,011            764,121    $     4,707,919
  Issued as reinvestment of dividends            14,687            103,437                605              4,061
  Redeemed                                     (567,821)        (3,835,972)          (601,626)        (3,579,358)
                                        ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                        70,180    $       493,476            163,100    $     1,132,622
                                        ===============    ===============    ===============    ===============

OTC 100 FUND
  Sold                                        1,371,368    $     5,164,134          3,381,484    $    10,712,617
  Issued as reinvestment of dividends            17,232             71,288                  -                  -
  Redeemed                                   (1,689,804)        (6,214,224)        (1,738,007)        (5,450,632)
                                        ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                      (301,204)   $      (978,802)         1,643,477    $     5,261,985
                                        ===============    ===============    ===============    ===============

SMALL CAP EQUITY FUND
  Sold                                        1,158,338    $    13,270,784          1,543,870    $    14,782,305
  Issued as reinvestment of dividends           154,079          1,963,832             12,718            142,999
  Redeemed                                   (1,084,794)       (12,425,250)        (1,081,987)       (10,032,551)
                                        ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                       227,623    $     2,809,366            474,601    $     4,892,753
                                        ===============    ===============    ===============    ===============

SMALL COMPANY OPPORTUNITIES FUND
  Sold                                        1,115,355    $    15,884,314            968,295    $    11,536,096
  Issued as reinvestment of dividends           298,344          4,414,393            134,135          1,853,674
  Redeemed                                     (374,453)        (5,272,840)          (263,399)        (2,914,092)
                                        ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                     1,039,246    $    15,025,867            839,031    $    10,475,678
                                        ===============    ===============    ===============    ===============

SMALL CAP GROWTH EQUITY FUND
  Sold                                        1,344,400    $    15,934,204          1,211,042    $    12,118,367
  Issued as reinvestment of dividends                 -                  -                  -                  -
  Redeemed                                     (738,234)        (8,683,802)          (533,737)        (4,815,882)
                                        ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                       606,166    $     7,250,402            677,305    $     7,302,485
                                        ===============    ===============    ===============    ===============

                                           YEAR ENDED DECEMBER 31, 2004          YEAR ENDED DECEMBER 31, 2003
                                             SHARES             AMOUNT             SHARES             AMOUNT
                                        ---------------    ---------------    ---------------    ---------------
EMERGING GROWTH FUND
  Sold                                        1,156,307    $     6,126,885          1,672,583    $     7,604,348
  Issued as reinvestment of dividends                 -                  -                  -                  -
  Redeemed                                     (717,582)        (3,706,996)          (947,231)        (4,162,675)
                                        ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                       438,725    $     2,419,889            725,352    $     3,441,673
                                        ===============    ===============    ===============    ===============

6. FOREIGN SECURITIES

The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. FEDERAL INCOME TAX INFORMATION

At December 31, 2004, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

                                            FEDERAL           TAX BASIS         TAX BASIS       NET UNREALIZED
                                           INCOME TAX        UNREALIZED        UNREALIZED       APPRECIATION/
                                              COST          APPRECIATION      DEPRECIATION      (DEPRECIATION)
                                        ---------------   ---------------   ---------------    ---------------
Inflation-Protected Bond Fund           $    86,985,976   $     1,876,986   $      (131,187)   $     1,745,799
Large Cap Value Fund                         73,913,786        15,817,741          (927,365)        14,890,376
Equity Index Fund                           408,584,626        67,282,198       (42,397,641)        24,884,557
Enhanced Index Core Equity Fund              17,890,137         1,762,172          (286,223)         1,475,949
Growth Equity Fund                           22,093,165         2,188,966          (610,561)         1,578,405
OTC 100 Fund                                 10,736,184         1,784,422          (254,801)         1,529,621
Small Cap Equity Fund                        86,990,030        28,219,593        (1,528,322)        26,691,271
Small Company Opportunities Fund             52,831,703        14,055,436        (1,383,662)        12,671,774
Small Cap Growth Equity Fund                 63,295,339        14,692,325        (1,121,309)        13,571,016
Emerging Growth Fund                         12,594,984         2,175,291          (294,417)         1,880,874

At December 31, 2004, the following Funds had available, for Federal income tax purposes, unused capital losses:

                                                  EXPIRING       EXPIRING       EXPIRING       EXPIRING       EXPIRING
                                                    2008           2009           2010           2011           2012
                                                ------------   ------------   ------------   ------------   ------------
Large Cap Value Fund                            $      8,346   $  1,160,333   $  2,527,171   $  1,015,022   $    578,706
Equity Index Fund                                          -              -      6,501,477        110,945      2,367,627
Enhanced Index Core
  Equity Fund                                              -              -         88,480        374,765              -
Growth Equity Fund                                         -     16,919,579      7,953,799              -              -
OTC 100 Fund                                               -        943,131      4,762,508      2,362,711      1,300,985
Small Cap Growth Equity
  Fund                                                     -      6,913,107      8,158,841        930,646              -
Emerging Growth Fund                                  55,612      4,870,511      3,402,428              -              -

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                       ORDINARY        LONG TERM        RETURN OF
                                        INCOME       CAPITAL GAIN        CAPITAL
                                   --------------   --------------   --------------
Inflation-Protected Bond Fund      $    2,675,014   $      374,518   $            -
Large Cap Value Fund                      573,534                -                -
Equity Index Fund                       7,083,870                -                -
Enhanced Index Core Equity Fund           240,282                -                -
Growth Equity Fund                        103,437                -                -
OTC 100 Fund                               71,288                -                -
Small Cap Equity Fund                     516,795        1,447,037                -
Small Company Opportunities Fund        1,625,403        2,788,990                -

The tax character of distributions paid during the year ended December 31, 2003 was as follows:

                                       ORDINARY        LONG TERM        RETURN OF
                                        INCOME       CAPITAL GAIN        CAPITAL
                                   --------------   --------------   --------------
Inflation-Protected Bond Fund      $      495,892   $            -   $            -
Large Cap Value Fund                      359,133                -                -
Equity Index Fund                       5,331,508                -                -
Enhanced Index Core Equity Fund           138,749                -                -
Growth Equity Fund                          4,061                -                -
Small Cap Equity Fund                     142,999                -                -
Small Company Opportunities Fund          599,939        1,253,735                -

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                           UNDISTRIBUTED
                                                             LONG TERM
                                         UNDISTRIBUTED     CAPITAL GAIN/
                                           ORDINARY        (CAPITAL LOSS     OTHER TEMPORARY       UNREALIZED
                                            INCOME           CARRYOVER)        DIFFERENCES       APPRECIATION*
                                        ---------------   ---------------    ---------------    ---------------
Inflation-Protected
  Bond Fund                             $             -   $             -    $        (2,465)   $     1,745,799
Large Cap Value Fund                             29,648        (5,289,578)          (196,754)        14,890,364
Equity Index Fund                                     -        (8,980,049)        (1,207,997)        24,963,103
Enhanced Index Core
  Equity Fund                                       300          (463,245)            (1,047)         1,475,949
Growth Equity Fund                                    -       (24,873,378)          (153,226)         1,578,407
OTC 100 Fund                                          -        (9,369,335)           (89,515)         1,530,885
Small Cap Equity Fund                           358,180                 -           (128,332)        26,691,271
Small Company
  Opportunities Fund                             23,213         1,006,310             (2,641)        12,671,774
Small Cap Growth
  Equity Fund                                         -       (16,002,594)            (5,543)        13,571,016
Emerging Growth Fund                                  -        (8,328,551)            (2,256)         1,880,874

* INCLUDES UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY DENOMINATED ASSETS AND LIABILITIES IF ANY.

The following Funds elected to defer to January 1, 2005 post-October losses:

                                                        AMOUNT
                                                     ------------
Large Cap Value Fund                                 $    191,334
Equity Index Fund                                       1,178,443
Growth Equity Fund                                        149,187
OTC 100 Fund                                               87,295
Small Cap Equity Fund                                     120,428

8. PROXY VOTING (UNAUDITED)

A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission's website at http://www.sec.gov.

9. QUARTERLY REPORTING (UNAUDITED)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room, which may be obtained by calling 1-800-SEC-0330.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MML SERIES INVESTMENT FUND

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the MML Inflation-Protected Bond Fund, the MML Large Cap Value Fund, the MML Equity Index Fund, the MML Enhanced Index Core Equity Fund, the MML Growth Equity Fund, the MML OTC 100 Fund, the MML Small Cap Equity Fund, the MML Small Company Opportunities Fund, the MML Small Cap Growth Equity Fund and the MML Emerging Growth Fund (collectively the "Funds") which are components of the MML Series Investment Fund ("The MML Trust"), as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2004, and the results of their operations, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Boston, Massachusetts
February 11, 2005

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers as of December 31, 2004; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

DISINTERESTED TRUSTEES

                                              TERM                                  NUMBER OF
                                           OF OFFICE**                            PORTFOLIOS IN
                                               AND                                    FUND
                            POSITION(S)      LENGTH             PRINCIPAL            COMPLEX                OTHER
     NAME, ADDRESS*,         HELD WITH       OF TIME      OCCUPATION(S) DURING     OVERSEEN BY          DIRECTORSHIPS
         AND AGE               TRUST          SERVED          PAST 5 YEARS           TRUSTEE           HELD BY TRUSTEE
------------------------  --------------   -----------  ------------------------  -------------  -------------------------
Richard H. Ayers          Trustee of           Since    Retired.                      39         Director, Applera
Age: 62                   the Trust            1999                                              Corporation; Director
                                                                                                 (since 2002), Instron
                                                                                                 Corporation.

Mary E. Boland            Trustee of           Since    Attorney at Law (since        39         Director (since 1999),
Age: 65                   the Trust            1973     2004); Attorney at Law                   BankNorth Massachusetts;
                                                        (1965-2004), Egan,                       Director (since 1999),
                                                        Flanagan                                 Massachusetts Educational
                                                        and Cohen, P.C. (law                     Financing Authority.
                                                        firm),
                                                        Springfield, MA.

Richard W. Greene         Trustee of           Since    Retired; Vice President       39
Age: 69                   the Trust            1999     for Investments and
                                                        Treasurer (1998-2000),
                                                        University of Rochester
                                                        (private university).

F. William Marshall, Jr.  Trustee of           Since    Consultant (since             39         Trustee (since 2000),
Age: 62                   the Trust            1996     1999); Chairman (1999),                  Board II Oppenheimer
                                                        Family Bank, F.S.B.                      Funds.
                                                        (formerly SIS Bank);
                                                        Executive Vice President
                                                        (1999), Peoples Heritage
                                                        Financial Group;
                                                        President, Chief
                                                        Executive Officer and
                                                        Director (1993-1999),
                                                        SIS Bancorp, Inc. and
                                                        SIS Bank (formerly,
                                                        Springfield Institution
                                                        for Savings).

Allan W. Blair            Trustee of           Since    President and Chief           39         Director (since 2001),
Age: 56                   the Trust            2003     Executive Officer (since                 Future Works, Inc.
                                                        1996), Economic
                                                        Development Council of
                                                        Western Massachusetts;
                                                        President and Chief
                                                        Operating Officer (since
                                                        1993), Westmass Area
                                                        Development Corporation;
                                                        President and Chief
                                                        Operating Officer
                                                        (since 1984), Westover
                                                        Metropolitan Development
                                                        Corporation.

R. Alan Hunter, Jr.       Trustee of           Since    Retired.                     39
Age: 58                   the Trust            2003

INTERESTED TRUSTEES

                                              TERM                                  NUMBER OF
                                           OF OFFICE**                            PORTFOLIOS IN
                                               AND                                    FUND
                            POSITION(S)      LENGTH             PRINCIPAL            COMPLEX                OTHER
     NAME, ADDRESS*,         HELD WITH       OF TIME      OCCUPATION(S) DURING     OVERSEEN BY          DIRECTORSHIPS
         AND AGE               TRUST          SERVED          PAST 5 YEARS           TRUSTEE           HELD BY TRUSTEE
------------------------  --------------   -----------  ------------------------  -------------  -------------------------
Stuart H. Reese           Chairman and         Since    Executive Vice President       41        Chairman (since 1999),
Age: 49                   Trustee of the       1999     and Chief Investment                     President (1995-1999),
                          Trust                         Officer (since 1999),                    MassMutual Corporate
                                                        Chief Executive Director                 Investors and MassMutual
                                                        (1997-1999), MassMutual;                 Participation Investors
                                                        Chairman and Chief                       (closed-end investment
                                                        Executive Officer (since                 companies); Director
                                                        2001), President and                     (since 1999), Merrill
                                                        Chief Executive Officer                  Lynch Derivative
                                                        (1999-2001), Babson                      Products; Chairman (since
                                                        Capital Management LLC                   1999), Director (since
                                                        (investment adviser).                    1996), Antares Capital
                                                                                                 Corporation (finance
                                                                                                 company); Director (since
                                                                                                 1996), HYP Management,
                                                                                                 Inc. (managing member of
                                                                                                 MassMutual High Yield
                                                                                                 Partners LLC), and MMHC
                                                                                                 Investment, Inc.
                                                                                                 (investor in funds
                                                                                                 sponsored by MassMutual);
                                                                                                 Director (since 1994),
                                                                                                 MassMutual Corporate
                                                                                                 Value Partners Limited
                                                                                                 (investor in debt and
                                                                                                 equity securities) and
                                                                                                 MassMutual Corporate
                                                                                                 Value Limited (parent of
                                                                                                 MassMutual Corporate
                                                                                                 Value Partners Limited);
                                                                                                 President (since 1997),
                                                                                                 MassMutual/Darby CBO IM
                                                                                                 Inc. (manager of
                                                                                                 MassMutual/Darby CBO LLC,
                                                                                                 a high yield bond fund);
                                                                                                 Advisory Board Member
                                                                                                 (since 1995), Kirtland
                                                                                                 Capital Partners.

Frederick C. Castellani   Trustee of           Since    Executive Vice President       39
Age: 58                   the Trust            2001     (since 2001), Senior
                                                        Vice President (1996-
                                                        2001), MassMutual.

                                              TERM                                  NUMBER OF
                                           OF OFFICE**                            PORTFOLIOS IN
                                               AND                                    FUND
                            POSITION(S)      LENGTH             PRINCIPAL            COMPLEX                OTHER
     NAME, ADDRESS*,         HELD WITH       OF TIME      OCCUPATION(S) DURING     OVERSEEN BY          DIRECTORSHIPS
         AND AGE               TRUST          SERVED          PAST 5 YEARS           TRUSTEE           HELD BY TRUSTEE
------------------------  --------------  ------------ -------------------------- -------------  -------------------------
Robert E. Joyal           Trustee of          Since    Retired; President (2001-       41        Trustee (since
Age: 59                   the Trust           2003     2003), Managing Director                  2003), President
                                                       (2000-2001) and Executive                 (1999-2003),
                                                       Director (1999-2000),                     MassMutual Corporate
                                                       David L. Babson & Company                 Investors and
                                                       Inc.; Executive Director                  MassMutual
                                                       (1997-1999),                              Participation
                                                       Massachusetts Mutual Life                 Investors
                                                       Insurance Company.                        (closed-end
                                                                                                 investment
                                                                                                 companies); Director
                                                                                                 (since 1996),
                                                                                                 Antares Capital
                                                                                                 Corporation (bank
                                                                                                 loan syndication);
                                                                                                 Director (since
                                                                                                 1996), First Israel
                                                                                                 Mezzanine Investors
                                                                                                 Ltd. (general
                                                                                                 partner and manager
                                                                                                 of The Israel
                                                                                                 Mezzanine Fund,
                                                                                                 L.P.); Director
                                                                                                 (since 2003), Pemco
                                                                                                 Aviation Group, Inc.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                                                                     FUND
                          POSITION(S)          LENGTH                            PRINCIPAL                         COMPLEX
 NAME, ADDRESS*,           HELD WITH          OF TIME                     OCCUPATION(S) DURING                   OVERSEEN BY
     AND AGE                 TRUST             SERVED                          PAST 5 YEARS                        OFFICER
-----------------   ---------------------   -----------   ---------------------------------------------------   -------------
David W. O'Leary    President                  Since      Senior Vice President (since 2001), MassMutual;            14
Age: 44             of the Trust               2004       Senior Vice President (1999-2001), Vice President
                                                          (1996-1999), Aetna Financial Services.

James S. Collins    Chief Financial            Since      Vice President (since 1999), Second Vice President         39
Age: 46             Officer and Treasurer      2000       (1990-1999), MassMutual.
                    of Trust

Thomas M. Kinzler   Vice President and         Since      Vice President and Associate General Counsel (since        59
Age: 49             Secretary of the           1999       1999), Second Vice President and Associate General
                    Trust                                 Counsel (1996-1999), MassMutual.

Toby Slodden        Vice President of the      Since      Executive Vice President (since 2003), Senior Vice         39
Age: 47             Trust                      2003       President (1999-2003), Vice President (1997-1999),
                                                          MassMutual.

Michael A. Chong    Vice President and         Since      Vice President, Compliance (since 2004), Vice              59
Age: 47             Chief Compliance           2004       President and Associate General Counsel (1999-
                    Officer of the Trust                  2004), Second Vice President (1996-1999),
                                                          MassMutual.

Ian W. Sheridan     Vice President             Since      Vice President (since 2003), MassMutual; Vice              39
Age: 39             of the Trust               2004       President of Marketing and Business Development
                                                          (1999-2003), Automatic Data Processing (ADP).

* The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

** Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years.

FEDERAL TAX INFORMATION (UNAUDITED)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2004 qualified for the dividends received deduction, as follows:

Large Cap Value Fund                                       100.00%
Equity Index Fund                                          100.00%
Enhanced Index Core Equity Fund                            100.00%
Growth Equity Fund                                         100.00%
Small Cap Equity Fund                                      100.00%
Small Companies Opportunities Fund                           9.61%

OTHER INFORMATION (UNAUDITED)

FUND EXPENSES DECEMBER 31, 2004

EXPENSE EXAMPLES

The following information is in regards to expenses for the six month period ended December 31, 2004:

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested for the six month period ended December 31, 2004.

ACTUAL EXPENSES

The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Funds incur ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended December 31, 2004, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

INFLATION-PROTECTED BOND FUND

                                                                                  OPERATING
                                              BEGINNING           ENDING           EXPENSE
                                                VALUE              VALUE           INCURRED*
                                           ---------------   ---------------   ---------------
1) Actual                                  $      1,000.00   $      1,055.50   $          3.31
2) Hypothetical                                   1,000.00          1,021.92              3.25

* EXPENSES ARE CALCULATED USING THE ANNUALIZED EXPENSE RATIO FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 OF 0.64%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY THE NUMBER OF DAYS IN THE YEAR.

LARGE CAP VALUE FUND

                                                                                  OPERATING
                                              BEGINNING           ENDING           EXPENSE
                                                VALUE              VALUE           INCURRED*
                                           ---------------   ---------------   ---------------
1) Actual                                  $      1,000.00   $      1,069.80   $          4.47
2) Hypothetical                                   1,000.00          1,020.81              4.37

* EXPENSES ARE CALCULATED USING THE ANNUALIZED EXPENSE RATIO FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 OF 0.86%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY THE NUMBER OF DAYS IN THE YEAR.

EQUITY INDEX FUND

CLASS I

                                                                                  OPERATING
                                              BEGINNING           ENDING           EXPENSE
                                                VALUE              VALUE           INCURRED*
                                           ---------------   ---------------   ---------------
1) Actual                                  $      1,000.00   $      1,069.10   $          2.34
2) Hypothetical                                   1,000.00          1,022.87              2.29

* EXPENSES ARE CALCULATED USING THE ANNUALIZED EXPENSE RATIO FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 OF 0.45%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY THE NUMBER OF DAYS IN THE YEAR.

CLASS II

                                                                                  OPERATING
                                              BEGINNING           ENDING           EXPENSE
                                                VALUE              VALUE           INCURRED*
                                           ---------------   ---------------   ---------------
1) Actual                                  $      1,000.00   $      1,070.10   $          1.51
2) Hypothetical                                   1,000.00          1,023.68              1.48

* EXPENSES ARE CALCULATED USING THE ANNUALIZED EXPENSE RATIO FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 OF 0.29%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY THE NUMBER OF DAYS IN THE YEAR.

CLASS III

                                                                                  OPERATING
                                              BEGINNING           ENDING           EXPENSE
                                                VALUE              VALUE           INCURRED*
                                           ---------------   ---------------   ---------------
1) Actual                                  $      1,000.00   $      1,070.80   $           .78
2) Hypothetical                                   1,000.00          1,024.38               .76

* EXPENSES ARE CALCULATED USING THE ANNUALIZED EXPENSE RATIO FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 OF 0.15%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY THE NUMBER OF DAYS IN THE YEAR.

ENHANCED INDEX CORE EQUITY FUND

                                                                                  OPERATING
                                              BEGINNING           ENDING           EXPENSE
                                                VALUE              VALUE           INCURRED*
                                           ---------------   ---------------   ---------------
1) Actual                                  $      1,000.00   $      1,071.10   $          3.44
2) Hypothetical                                   1,000.00          1,021.82              3.35

* EXPENSES ARE CALCULATED USING THE ANNUALIZED EXPENSE RATIO FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 OF 0.66%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY THE NUMBER OF DAYS IN THE YEAR.

GROWTH EQUITY FUND

                                                                                  OPERATING
                                              BEGINNING           ENDING           EXPENSE
                                                VALUE              VALUE           INCURRED*
                                           ---------------   ---------------   ---------------
1) Actual                                  $      1,000.00   $      1,023.50   $          4.48
2) Hypothetical                                   1,000.00          1,020.71              4.47

* EXPENSES ARE CALCULATED USING THE ANNUALIZED EXPENSE RATIO FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 OF 0.88%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY THE NUMBER OF DAYS IN THE YEAR.

OTC 100 FUND

                                                                                  OPERATING
                                              BEGINNING           ENDING           EXPENSE
                                                VALUE              VALUE           INCURRED*
                                           ---------------   ---------------   ---------------
1) Actual                                  $      1,000.00   $      1,067.90   $          2.91
2) Hypothetical                                   1,000.00          1,022.32              2.85

* EXPENSES ARE CALCULATED USING THE ANNUALIZED EXPENSE RATIO FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 OF 0.56%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY THE NUMBER OF DAYS IN THE YEAR.

SMALL CAP EQUITY FUND

                                                                                  OPERATING
                                              BEGINNING           ENDING           EXPENSE
                                                VALUE              VALUE           INCURRED*
                                           ---------------   ---------------   ---------------
1) Actual                                  $      1,000.00   $      1,109.90   $          3.71
2) Hypothetical                                   1,000.00          1,021.62              3.56

* EXPENSES ARE CALCULATED USING THE ANNUALIZED EXPENSE RATIO FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 OF 0.70%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY THE NUMBER OF DAYS IN THE YEAR.

SMALL COMPANY OPPORTUNITIES FUND

                                                                                  OPERATING
                                              BEGINNING           ENDING           EXPENSE
                                                VALUE              VALUE           INCURRED*
                                           ---------------   ---------------   ---------------
1) Actual                                  $      1,000.00   $      1,120.10   $          6.08
2) Hypothetical                                   1,000.00          1,019.41              5.79

* EXPENSES ARE CALCULATED USING THE ANNUALIZED EXPENSE RATIO FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 OF 1.14%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY THE NUMBER OF DAYS IN THE YEAR.

SMALL CAP GROWTH EQUITY FUND

                                                                                  OPERATING
                                              BEGINNING           ENDING           EXPENSE
                                                VALUE              VALUE           INCURRED*
                                           ---------------   ---------------   ---------------
1) Actual                                  $      1,000.00   $      1,095.40   $          6.00
2) Hypothetical                                   1,000.00          1,019.41              5.79

* EXPENSES ARE CALCULATED USING THE ANNUALIZED EXPENSE RATIO FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 OF 1.14%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY THE NUMBER OF DAYS IN THE YEAR.

EMERGING GROWTH FUND

                                                                                  OPERATING
                                              BEGINNING           ENDING           EXPENSE
                                                VALUE              VALUE           INCURRED*
                                           ---------------   ---------------   ---------------
1) Actual                                  $      1,000.00   $      1,098.30   $          6.12
2) Hypothetical                                   1,000.00          1,019.30              5.89

* EXPENSES ARE CALCULATED USING THE ANNUALIZED EXPENSE RATIO FOR THE SIX MONTHS ENDED DECEMBER 31, 2004 OF 1.16%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY THE NUMBER OF DAYS IN THE YEAR.

                    [This page is intentionally left blank.]

[MASSMUTUAL FINANCIAL GROUP(SM) LOGO]

     Massachusetts Mutual Life Insurance Company and affiliates, Springfield, MA 01111-0001

     www.massmutual.com



     MassMutual Financial Group is a marketing designation (or fleet name) for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

L4540A 205

ITEM 2 CODE OF ETHICS.

     As of December 31, 2004, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2004, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under item 10 (a).

ITEM 3 AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that Richard H. Ayers and Richard W. Greene, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Mr. Ayers and Mr. Greene are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant's annual financial statements for 2004 and 2003 were $187,500 and $175,204, respectively.
     (b) AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2004 and 2003.
     (c) TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2004 and 2003 were $27,071 and $30,286, respectively.
     (d) ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2004 or 2003.
     (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2004 and 2003 were pre-approved by the committee.
          (2) Not applicable.
     (f)  Not applicable.
     (g)  Not applicable.
     (h)  Not applicable.

ITEM 5 AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable to this filing.

ITEM 6 SCHEDULE OF INVESTMENTS

     Not applicable to this filing.

ITEM 7 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable to this filing.

ITEM 8 PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable to this filing.

ITEM 9 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable to this filing.

ITEM 10 CONTROLS AND PROCEDURES.

     (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective based as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

     (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 (EXHIBITS):

     (a)(1) Code of Ethics Described in Item 2 is attached.

     (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a) are attached hereto as
     Exhibit 99CERT.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              MML Series Investment Fund

By (Signature and Title): /s/ David W. O'Leary
                          ------------------------------------------
                          David W. O'Leary, President and Principal Executive Officer

                          Date 2/24/05
                               ---------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title): /s/ David W. O'Leary
                          -----------------------------------------
                          David W. O'Leary, President and Principal Executive Officer

                          Date 2/24/05
                               ----------

By (Signature and Title): /s/ James S. Collins
                          ----------------------------------------
                          James S. Collins, Treasurer and Principal Financial Officer

                          Date 3/1/05
                               --------